Exhibit 4.1

FIFTEENTH SUPPLEMENTAL INDENTURE

KANSAS CITY POWER & LIGHT COMPANY

UMB BANK, N.A.

(FORMERLY UNITED MISSOURI BANK OF KANSAS CITY, N.A.)

DATED AS OF JUNE 30, 2011

SUPPLEMENTAL TO GENERAL MORTGAGE INDENTURE AND
DEED OF TRUST DATED AS OF DECEMBER 1, 1986

Adding Provisions
Relating to Joint Facilities

THIS FIFTEENTH SUPPLEMENTAL INDENTURE, dated as of the 30th day of June, 2011 (the “Fifteenth Supplemental Indenture”), between Kansas City Power & Light Company, a corporation duly organized and existing under and by virtue of the laws of the State of Missouri (hereinafter called the “Company”), party of the first part, and UMB Bank, N.A. (formerly United Missouri Bank of Kansas City, N.A.), a corporation duly organized and existing under and by virtue of the laws of the State of Missouri, having its principal place of business in the City of Kansas City, Missouri, as Trustee under the Indenture hereinafter mentioned, party of the second part (hereinafter called the “Trustee”):

WHEREAS, all capitalized terms used in this Fifteenth Supplemental Indenture have the respective meanings set forth in the Indenture unless otherwise provided for herein;

WHEREAS, the Company has heretofore executed and delivered to the Trustee, a General Mortgage Indenture and Deed of Trust (“Indenture”), dated as of December 1, 1986, to secure Mortgage Bonds issued by the Company pursuant to the Indenture, unlimited in aggregate principal amount except as therein otherwise provided;

WHEREAS, the Company has heretofore executed and delivered to the Trustee, a First Supplemental Indenture, dated as of December 1, 1986, creating a First series of Mortgage Bonds;

WHEREAS, the Company has heretofore executed and delivered to the Trustee, a Second Supplemental Indenture, dated as of April 1, 1988, creating a Second series of Mortgage Bonds;

WHEREAS, the Company has heretofore executed and delivered to the Trustee, a Third Supplemental Indenture; dated as of April 1, 1991, creating a Third series of Mortgage Bonds;

WHEREAS, the Company has heretofore executed and delivered to the Trustee, a Fourth Supplemental Indenture, dated as of February 15, 1992, creating a Fourth series of Mortgage Bonds;

WHEREAS, the Company has heretofore executed and delivered to the Trustee, a Fifth Supplemental Indenture, dated as of September 1, 1992, creating a Fifth series of Mortgage Bonds;

WHEREAS, the Company has heretofore executed and delivered to the Trustee, a Sixth Supplemental Indenture, dated as of November 1, 1992, creating a Sixth series of Mortgage Bonds;

WHEREAS, the Company has heretofore executed and delivered to the Trustee, a Seventh Supplemental Indenture, dated as of October 1, 1993, creating a Seventh series of Mortgage Bonds;

WHEREAS, the Company has heretofore executed and delivered to the Trustee, an Eighth Supplemental Indenture, dated as of December 1, 1993, creating an Eighth series of Mortgage Bonds;

WHEREAS, the Company has heretofore executed and delivered to the Trustee, a Ninth Supplemental Indenture, dated as of February 1, 1994, creating a Ninth series of Mortgage Bonds, later satisfied;

WHEREAS, the Company has heretofore executed and delivered to the Trustee, a Tenth Supplemental Indenture, dated as of November 1, 1994, creating a Tenth series of Mortgage Bonds, later satisfied;

WHEREAS, the Company has heretofore executed and delivered to the Trustee, an Eleventh Supplemental Indenture, dated as of August 15, 2005, creating an Eleventh series of Mortgage Bonds;

WHEREAS, the Company has heretofore executed and delivered to the Trustee, a Twelfth Supplemental Indenture, dated as of March 1, 2009, creating a Twelfth series of Mortgage Bonds: and

WHEREAS, the Company has heretofore executed and delivered to the Trustee, a Thirteenth Supplemental Indenture, dated as of March 1, 2009, creating a Thirteenth series of Mortgage Bonds; and

WHEREAS, the Company has heretofore executed and delivered to the Trustee, a Fourteenth Supplemental Indenture, dated as of March 1, 2009, creating a Fourteenth series of Mortgage Bonds; and

WHEREAS, the fourteen supplemental indentures dated respectively as set forward above identified in each case as to series by the reference to the year in which such series was created are hereinafter collectively referred to as the “Prior Supplemental Indentures”; and

WHEREAS, the Company desires in and by this Fifteenth Supplemental Indenture, entered into pursuant to Subdivision (h) of Section 15.01 of Article XV of the Indenture and to the resolution of its Board of Directors duly adopted at a meeting held December 14, 2010, to clarify and supplement the procedures applicable in the case of certain generation, transmission and other facilities it has or shall enter into as tenants in common, and to eliminate procedural uncertainties under the Indenture as supplemented and amended by the Prior Supplemental Indentures in the case of such projects without affecting the substantive rights of the bondholders; and

WHEREAS, all the conditions and requirements necessary to make this Fifteenth Supplemental Indenture, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery of this Fifteenth Supplemental Indenture in the form and with the terms hereof have been in all respects duly authorized.

NOW, THEREFORE, in consideration of the premises and in further consideration of the sum of One Dollar in lawful money of the United States of America paid to the Company by the Trustee at or before the execution and delivery of this Fifteenth Supplemental Indenture, the receipt whereof is hereby acknowledged, and of other good and valuable consideration, it is agreed by and between the Company and the Trustee as follows:

ARTICLE I

PROVISIONS RELATING TO JOINT FACILITIES

1.           Joint Facility Defined.  The Company may from time to time have entered or may in the future enter into agreements for the joint construction, ownership and/or operation of a physical plant and/or facilities for the generation, transmission and/or distribution of energy as a tenant in common or such other ownership structure as the Company, under the circumstances, may deem fit or appropriate (each such jointly owned plant or facility herein referred to as a “Joint Facility”).

2.           Extent of Lien, Procedures Clarified.  The parties, by this Fifteenth Supplemental Indenture hereby declare the extent to which the lien of the Indenture shall attach to such Joint Facility or property associated therewith, and also confirm the appropriate procedures to be followed in bonding property additions constituting a portion of a Joint Facility owned by the Company and another party.

3.           Indenture and Supplemental Indentures.  The provisions regarding Joint Facilities are hereby made a part of the Indenture, as supplemented by each of the Prior Supplemental Indentures, with the same effect and as fully as though included therein at the date of its initial execution.

4.           Joint Facility, Ownership.  In the case of any Joint Facility, the Company may enter into one or more principal agreements with regard to ownership, maintenance and operation of the Joint Facility, and which agreements may specify the percentage or fraction of the Joint Facility which the Company will own and the percentage or fraction of the cost  of the Joint Facility which the Company shall pay or acquire.  Such ownership by the Company in a Joint Facility may consist of an equitable or legal title to an undivided interest in the Joint Facility, the right to take a percentage of the power from the Joint Facility, or rights to specified contractual interests in various portions of the Joint Facility and the real estate associated therewith.

5.              Mortgaged Property May Include Joint Facility Interest.  The portion of any Joint Facility in which the Company shall have an equitable, legal or contractual interest shall be eligible to be Mortgaged Property or after acquired additions thereto in accordance with the definition of Mortgaged Property in Section 1.03(bb) of Article I of the Indenture.  The Company may exercise such discretion with regard to any one or more such Joint Facilities, and the election as to a Joint Facility shall not obligate the Company to make a similar election as to any other Joint Facility.

Additionally, if the agreement(s) with regard to a Joint Facility separately provide for the Company’s interest in a non-productive portion of the Joint Facility or a portion to be used in common with facilities which are productive, then the Company may, at it’s option, elect to treat the benefits the Company is to receive from such non-productive or in common portion as included in the percentage or fraction of benefits the Company is to receive from the Joint Facility.

6.              Bonded or Bondable Property.  Bondable Property, in Section 1.03(h) of Article I of the Indenture, may include that portion of any Joint Facility in which the Company shall have an equitable, legal or contractual interest.  An Engineer’s Certificate, if required under Section 3.04(c) of Article III of the Indenture, shall identify the interest in the Joint Facility acquired by Company.

The Company’s interest in a Joint Facility shall be applicable to any calculations required in the event of release of property under Article X, Section 10.03 of the Indenture, and in preparing the Engineer’s Certificate for released property under Section 10.03(b) of Article X of the Indenture and any certificate for acquired property under Section 10.03(c) thereof, the Engineer shall include the Company’s interest in a Joint Facility in the calculation of Fair Value of Mortgaged Property, but only to the extent which corresponds to the Company’s ownership interest as established in this Fifteenth Supplemental Indenture, and shall exclude the value of other Joint Facility owners’ ownership interests therein.

Such determination may also be applicable to establishing the value of Mortgaged Property for an Accountant’s Certificate under Section 10.03(d) of Article X of the Indenture and any opinion of counsel under Section 10.03(f) thereof.  Similarly, the Company’s portion of the aggregate ownership interests in a Joint Facility may be applicable to any calculations required in the event of release of a limited amount of such property under Section 10.04 of Article X of the Indenture, and in preparing the Engineer’s Certificate for released property under Section 10.04(b) thereof, the Engineer shall include only that portion of the interest in a Joint Facility that represents the Company’s ownership interest in such Joint Facility in the calculation of Fair Value of Mortgaged Property as established in this Fifteenth Supplemental Indenture and shall exclude the value of other Joint Facility owners’ ownership interests therein.  Such calculations may also be applicable to establishing the value of Mortgaged Property for an Accountant’s Certificate under Section 10.04(c) of Article X of the Indenture and any opinion of counsel under Section 10.04(e) thereof.

     7.           Change in Joint Facility Interest, Effect.  A change in the Company’s interest in a Joint Facility under the agreement(s) to which the Company is a party with respect to such Joint Facility, shall not be considered an acquisition or disposition of property for the purposes of the Indenture where such change is effective concurrently with a change in the Company’s obligations associated with such change in Company’s interest in the Joint Facility, provided that the Company’s obligations under the agreements to

Company is a party for ownership, operation, and maintenance of the Joint Facility remains substantially proportional to the Company’s percentage or fractional ownership interest in the Joint Facility.

8.           Lien In Joint Facility, Interest.  The Lien of the Indenture in and to the Mortgaged Property under the Indenture and each of the Prior Supplemental Indentures identified in the Recitals (save and except the First, Second, Third, Fourth, Sixth, Ninth and Tenth Supplemental Indentures which have been satisfied) as so clarified by this Fifteenth Supplemental Indenture, is intended to be and by these presents is hereby ratified and affirmed .  The Lien of the Indenture shall be effective and attach to the extent of such undivided interest(s) in a Joint Facility as the Company shall be entitled to under its various agreements with respect to the Joint Facility.

9.           Impact of Certain Rights.  The lien of the Indenture shall be subordinate to any waiver of the right of partition or to any buy-sell agreement or similar agreement affecting the Company’s right to take physical possession of its interest in the Joint Facility entered into prior to or simultaneously with the time legal title to the Company’s interest in the Joint Facility is acquired by or transferred to the Company and which does not materially adversely affect the usefulness of the Joint Facility to the Company.

10.           Impact of Changes in Joint Facility Interests.  If and as the ownership fraction or percentage of the Company in the Joint Facility may be changed by agreement with the other parties or as a result of additional construction, casualty or destruction, no releases shall be required of the Trustee to limit the lien of the Indenture to the fraction or percentage of the Joint Facility from time to time owned by the Company as established in the agreement(s) applicable to such Joint Facility, and the lien of the Indenture shall not extend to or otherwise affect any portion of the Joint Facility other than the fraction or percentage of the Joint Facility that is proportional to the Company’s ownership interest in the Joint Facility (as defined in Sections 4, 6 and 7 above), it being understood that in such circumstances the portion of the Joint Facility subject to the lien of the Indenture will vary from time to time depending on the state of accounts between the parties to each such Joint Facility agreement.

11.           Disproportionate Conversion.  If, pursuant to or through a change in the Company’s agreement(s) with respect to a Joint Facility, the Company’s percentage or fractional interest in such Joint Facility is changed in a manner that is disproportionate to the interest it possessed prior to said change, then the Company may elect to treat such change as an acquisition or disposition of property.  In the absence of such election, the provisions of Article I, Section 10 above shall apply.

12.           Opinion of Counsel, Joint Facility.  In the case of a Joint Facility, the opinion of counsel required by Section 3.04(f) of Article III of the Indenture shall additionally provide that the Company is a party to an agreement giving the Company an undivided ownership interest or interests in the Joint Facility, including, if applicable any rights to receive output from the operations of the Joint Facility.  In giving such opinion, counsel may rely on the opinion of counsel for any of the joint owners with respect to matters handled by such counsel, or the recitals and covenants of each such joint ownership, operations or maintenance agreement(s) for the relevant Joint Facility to which Company is a party by execution, succession by merger or assignment.  In the case of a Joint Facility, the fact that operation of the Joint Facility may be pursuant to an operating agreement under which the Company is not the operating agent for the joint owners shall not be deemed inconsistent with the Company’s corporate power to own and operate such Joint Facility.

13.           Condition Precedent.  The application of Article I, Sections 7 and 10, as may be applicable in the circumstances, to a change in the Company’s ownership fraction or percentage in a Joint Facility is expressly conditioned on the requirement that, immediately after such change, the Fair Value of the Mortgaged Property (including any Bondable Property to be acquired by the Company with the proceeds of, or otherwise in connection with, such change) equals or exceeds an amount equal to 133 1/3% of the aggregate principal amount of Outstanding Bonds and Prior Lien Bonds then outstanding.

ARTICLE II

THE TRUSTEE

Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Fifteenth Supplemental Indenture other than as set forth in the Indenture and the Prior Supplemental Indentures; this Fifteenth Supplemental Indenture is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Indenture, as fully to all intents as if the same were herein set forth at length.

ARTICLE III

MISCELLANEOUS PROVISIONS

For purposes of clarification and certainty regarding certain property and interests of the Company therein and thereto comprising Mortgaged Property, the Company does by these presents grant, bargain, sell and convey unto Trustee, in trust, all of its right, title and interest in and to the property more particularly described on Schedule A attached hereto and made a part hereof, with all rights with respect thereto as Trustee has been granted in connection with all Mortgaged Property under the Indenture and all other Supplemental Indentures.

Except insofar as herein otherwise provided, all the provisions, terms and conditions of the Indenture shall be deemed to be incorporated in, and made a part of, this Fifteenth Supplemental Indenture; and the Indenture as supplemented by the Prior Supplemental Indentures and this Fifteenth Supplemental Indenture is in all respects ratified and confirmed; and the Indenture, the Prior Supplemental Indentures and this Fifteenth Supplemental Indenture shall be read, taken and construed as one and the same instrument.

Nothing in this Fifteenth Supplemental Indenture is intended, or shall be construed, to give to any person or corporation, other than the parties hereto and the holders of bonds issued and to be issued under and secured by the Indenture, any legal or equitable right, remedy or claim under or in respect of this Fifteenth Supplemental Indenture, or under any covenant, condition or provision herein contained, all the covenants, conditions and provisions of this Fifteenth Supplemental Indenture being intended to be, and being, for the sole and exclusive benefit of the parties hereto and of the holders of bonds issued and to be issued under the Indenture and secured thereby.

All covenants, promises and agreements in this Fifteenth Supplemental Indenture contained by or on behalf of the Company shall bind its successors and assigns whether so expressed or not.

This Fifteenth Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts when so executed shall be deemed to be an original; but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, KANSAS CITY POWER & LIGHT COMPANY has caused this Fifteenth Supplemental Indenture to be executed by its Chairman of the Board, President or one of its Vice Presidents and its corporate seal to be hereunto affixed, duly attested by its Secretary or one of its Assistant Secretaries, and UMB BANK, N.A., as Trustee as aforesaid, has caused the same to be executed by its President or one of its Vice Presidents and its corporate seal to be hereunto affixed, duly attested by one of its Assistant Secretaries, as of the day and year first above written.

KANSAS CITY POWER & LIGHT COMPANY

By /s/ James C. Shay

James C. Shay

Senior Vice President – Finance and Strategic Development and Chief Financial Officer

Attest:

/s/ Mark G. English

Mark G. English
Assistant Secretary

STATE OF MISSOURI                       )
) ss
COUNTY OF JACKSON                    )

On this 24 day of June, 2011, before me, a Notary Public  in and for said County in the State aforesaid, personally appeared James C. Shay, to me personally known, who, being by me duly sworn, did say that he is Senior Vice President – Finance and Strategic Development and Chief Financial Officer of KANSAS CITY POWER & LIGHT COMPANY, a Missouri corporation, one of the corporations described in and which executed the foregoing instrument, that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors; and said James C. Shay acknowledged said instrument and the execution thereof to be the free and voluntary act and deed of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid the day and year first above written.

                                  /s/ Annette G.  Carter

My commission expires:     Oct. 6, 2013

                              UMB BANK, N.A.

By /s/ Anthony P. Hawkins

Anthony P. Hawkins

Vice President

Attest:

/s/ Jason E. McConnell
Secretary or Assistant Secretary

STATE OF MISSOURI                       )
) ss
COUNTY OF JACKSON                    )

On this 24 day of June, 2011, before me, a Notary Public in and for said County in the State aforesaid, personally appeared Anthony P. Hawkins, to me personally known, who, being by me duly sworn, did say that he is Vice President of UMB Bank, N.A., one of the corporations described in and which executed the foregoing instrument, that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors; and said Jason E. McConnell acknowledged said instrument and the execution thereof to be the free and voluntary act and deed of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid the day and year first above written.

                        /s/ Della Spencer

My commission expires:   2/21/2015

SCHEDULE A

Clarifications to Mortgaged Property

Subject to Lien of the Indenture

KANSAS CITY POWER AND LIGHT’S UNDIVIDED TENANT IN COMMON PERCENTAGE INTEREST, AS FROM TIME TO TIME CONSTITUTED, IN THE JOINT FACILITIES AS GOVERNED BY THE AGREEMENT(S) APPLICABLE TO SUCH JOINT FACILITIES COMPRISING IATAN STATION, UNIT 1, UNIT 2, AND THE COMMON FACILITIES, AND WHICH UNDIVIDED TENANT IN COMMON PERCENTAGE INTEREST IS IN CERTAIN REAL PROPERTY CURRENTLY MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A.  LEGAL DESCRIPTION OF IATAN STATION:

A TRACT OF LAND COMPRISED OF ALL OR PART OF FRACTIONAL SECTIONS 18, 19, 29, 30 AND 32, TOWNSHIP 54 NORTH, RANGE 36 WEST OF THE FIFTH PRINCIPAL MERIDIAN, AND ALL OR PART OF FRACTIONAL SECTIONS 13, 24, 25, AND 26, TOWNSHIP 54 NORTH, RANGE 37 WEST OF THE FIFTH PRINCIPAL MERIDIAN AND A PART OF FRACTIONAL SECTION 5, TOWNSHIP 53 NORTH, RANGE 36 WEST AS SAID SECTIONS WERE SURVEYED AND SHOWN ON THE ORIGINAL U. S. GOVERNMENT SURVEYS OF THE STATE OF MISSOURI, ALSO ALL OR PART OF FRACTIONAL SECTIONS 5, 6, 7, 8, 9, 16 AND 17, TOWNSHIP 7 SOUTH, RANGE 22 EAST OF THE SIXTH PRINCIPAL MERIDIAN AS SAID SECTIONS WERE SURVEYED AND SHOWN ON THE ORIGINAL U. S. GOVERNMENT SURVEYS OF THE TERRITORY OF KANSAS, ALSO CERTAIN ACCRETED AND RELICTED LANDS AND FORMER RIVER BED; ALL NOW BEING IN PLATTE COUNTY IN THE STATE OF MISSOURI AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: (NOTE: THE BEARINGS IN THIS DESCRIPTION ARE BASED ON, OR HAVE BEEN CONVERTED TO CONFORM TO, THE MISSOURI COORDINATE SYSTEM, WEST ZONE) BEGINNING AT THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER OF SECTION 32, TOWNSHIP 54 NORTH, RANGE 36 WEST; THENCE NORTH 89° 49' 28" EAST ALONG SAID SOUTH LINE A DISTANCE OF 928.4 FEET; THENCE NORTH 00° 34' 33'' EAST PARALLEL WITH THE WEST LINE OF SAID QUARTER SECTION, 2672.30 FEET, MORE OR LESS TO A POINT ON THE SOUTH LINE OF THE NORTHEAST QUARTER OF SAID SECTION 32; THENCE CONTINUING NORTH 00° 34' 33" EAST 432.26 FEET; THENCE SOUTH 89° 19' 03" EAST, PARALLEL WITH THE SOUTH LINE OF SAID NORTHEAST QUARTER SECTION 1716.0 FEET TO A POINT ON THE EAST LINE OF SAID SECTION 32; THENCE NORTH 00° 34' 33" EAST ALONG SAID EAST LINE 883.99 FEET, MORE OR LESS, TO THE SOUTHWESTERLY LINE OF THE RIGHT OF WAY OF MISSOURI STATE HIGHWAY NO. 45; THENCE NORTHWESTERLY ALONG SAID SOUTHWESTERLY RIGHT OF WAY LINE THROUGH PARTS OF SAID SECTIONS 32, 29, 30 AND 19, IN TOWNSHIP 54, RANGE 36, OVER THE NEXT TWENTY-NINE COURSES:

NORTH 45° 03' 24" WEST 2772.21 FEET; THENCE SOUTH 44° 56' 36" WEST 5.0 FEET; THENCE NORTH 45° 03' 24" WEST 700.0 FEET; THENCE NORTH 44° 56' 36" EAST 5.0 FEET; THENCE NORTH 45° 03' 24" WEST 466.0 FEET; THENCE NORTHWESTERLY ALONG A CURVE TO THE RIGHT, TANGENT TO THE LAST DESCRIBED COURSE AND HAVING A RADIUS OF 5,769.58 FEET, AN ARC DISTANCE OF 506.81 FEET; THENCE NORTH 40° 01' 24" WEST 2729.8 FEET; THENCE SOUTH 49° 58' 36" WEST 5.0 FEET; THENCE NORTH 40° 01' 24" WEST 1625.9 FEET; THENCE NORTHWESTERLY ALONG A CURVE TO THE RIGHT, TANGENT TO THE LAST DESCRIBED COURSE AND HAVING A RADIUS OF 11,504.2 FEET, AN ARC DISTANCE OF 579.01 FEET; THENCE NORTH 37° 08' 24" WEST 340.1 FEET; THENCE SOUTH 52° 51' 36" WEST 25.0 FEET; THENCE NORTH 37° 08' 24" WEST 100.0 FEET; THENCE NORTH 52° 51' 36" EAST 25.0 FEET; THENCE NORTH 37° 08' 24" WEST 1587.51 FEET; THENCE SOUTH 49° 41' 36" WEST 10.01 FEET; THENCE NORTH 37° 08' 24" WEST 610.64 FEET; THENCE NORTHWESTERLY ON A CURVE TO THE RIGHT, TANGENT TO THE LAST DESCRIBED COURSE AND HAVING A RADIUS OF 11,514.2 FEET, AN ARC LENGTH OF 855.13 FEET; THENCE NORTH 89° 08' 24" WEST

6.02 FEET; THENCE NORTHWESTERLY ON A CURVE TO THE RIGHT, TANGENT TO THE LAST DESCRIBED COURSE AND HAVING A RADIUS OF 11,519.2 FEET, AN ARC DISTANCE OF 45.67 FEET; THENCE NORTH 32° 38' 24" WEST 1699.4 FEET; THENCE NORTH 57° 21' 36" EAST 5.0 FEET; THENCE NORTH 32° 38' 24" WEST 350.0 FEET; THENCE NORTH 57° 21' 36" EAST 5.0 FEET; THENCE NORTH 32° 38' 24" WEST 748.09 FEET; THENCE NORTH 89° 38' 24" WEST 119.24 FEET; THENCE NORTH 32° 38' 24" WEST 95.38 FEET; THENCE SOUTH 89° 38' 24" EAST 119.24 FEET; THENCE NORTH 32° 38' 24" WEST 56.55 FEET TO THE SOUTH LINE OF SAID SECTION 18, TOWNSHIP 54 NORTH, RANGE 36 WEST, AT A POINT 750.65 FEET EASTERLY ALONG SAID SECTION LINE FROM THE SOUTHWEST CORNER OF SAID SECTION; THENCE SOUTH 89° 38' 24" EAST ALONG SAID SOUTH LINE 331.43 FEET TO THE SOUTHWESTERLY LINE OF AN OLD COUNTY ROAD; THENCE ALONG SAID SOUTHWESTERLY LINE OVER THE NEXT SIX COURSES; NORTH 27° 32' 56" WEST, 122.55 FEET; THENCE NORTH 28° 54' 56" WEST, 349.13 FEET; THENCE NORTH 30° 34' 56" WEST, 983.34 FEET; THENCE NORTH 23° 18' 56" WEST, 238.91 FEET; THENCE NORTH 30° 18' 56" WEST, 452.35 FEET; THENCE NORTH 25° 30' 56" WEST 48.53 FEET TO A POINT ON THE EAST LINE OF SAID SECTION 13, TOWNSHIP 54 NORTH, RANGE 37 WEST; THENCE SOUTH 00° 22' 26" WEST ALONG SAID EAST LINE, 574.06 FEET TO THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF THE BURLINGTON NORTHERN, INC. (FORMERLY THE CHICAGO BURLINGTON & QUINCY RAILROAD COMPANY), THENCE NORTHWESTERLY ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE 759.31 FEET, THENCE CONTINUING ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE NORTH 25° 28' 04" WEST 634.46 FEET, THENCE DEPARTING FROM SAID RIGHT-OF-WAY LINE SOUTH 70° 22' 26" WEST 2245.96 FEET; THENCE SOUTH 11° 37' 34" EAST 435.6 FEET; THENCE NORTH 71° 22' 26" EAST 253.44 FEET; THENCE SOUTH 85° 37' 34" EAST 876.48 FEET; THENCE SOUTH 00° 52' 26" WEST 1547.04 FEET; THENCE NORTH 72° 52' 26" EAST 238.28 FEET, TO A POINT ON THE WEST LINE OF LOT 5 OF THE NORTHEAST FRACTIONAL ¼ OF SAID SECTION 24, TOWNSHIP 54 NORTH, RANGE 37 WEST; THENCE SOUTH 00° 22' 26" WEST ALONG THE WEST LINE OF SAID LOT 5 (ALSO REFERRED TO AS THE WEST LINE OF THE EAST ½ OF THE NORTHEAST ¼ OF SAID SECTION) AND THE SOUTHERLY PROLONGATION THEREOF, 2488.10 FEET TO THE EASTERLY PROLONGATION OF THE NORTH LINE OF THE SOUTHWEST FRACTIONAL ¼ OF SAID SECTION 24; THENCE SOUTH 89° 23' 37" WEST ALONG SAID PROLONGATION 928.79 FEET TO A POINT WHICH IS 3055 FEET EASTERLY ALONG SAID NORTH LINE AND PROLONGATION, FROM THE NORTHWEST CORNER OF SAID SOUTHWEST FRACTIONAL QUARTER SECTION; THENCE SOUTH 34° 17' 44" WEST 3252.40 FEET TO A POINT ON THE EASTERLY PROLONGATION OF THE SOUTH LINE OF SAID SECTION 24 AT A POINT 1265 FEET EASTERLY ALONG SAID LINE FROM THE SOUTHWEST CORNER OF SAID SECTION; THENCE SOUTH 89° 15' 20" EAST ALONG SAID EASTERLY PROLONGATION 2169.14 FEET TO THE NORTH-SOUTH CENTER LINE OF SAID SECTION 6, TOWNSHIP 7 SOUTH, RANGE 22 EAST, AS SAID CENTER LINE IS LOCATED BY DECREE OF THE SUPREME COURT OF THE UNITED STATES ENTERED JUNE 5, 1944 AND REPORTED IN 64 SUPREME COURT REPORTER AT PAGE 1202-1208; THENCE SOUTH 00° 22' 09" EAST ALONG THE SOUTHERLY PROLONGATION OF SAID LINE 2474.31 FEET TO THE NORTHWEST CORNER OF THE NORTHEAST QUARTER OF FRACTIONAL SECTION 7, TOWNSHIP 7 SOUTH, RANGE 22 EAST, THE SAME BEING THE SOUTHEAST CORNER OF A TRACT OF LAND CONVEYED TO GARY ASHPAUGH AND MARY ASHPAUGH, HUSBAND AND WIFE, BY GENERAL WARRANTY DEED, FILED FOR RECORD ON THE 8TH DAY OF JUNE 1973 AND RECORDED AS DOCUMENT NO. 43211 IN BOOK 416 AT PAGE 430; THENCE NORTH 89° 58' 25" WEST ALONG THE SOUTH LINE OF SAID TRACT, 3118.5 FEET TO THE SOUTHWEST CORNER OF SAID ASHPAUGH TRACT, SAID CORNER ALSO BEING ON A LINE DESCRIBED IN A BOUNDARY LINE AGREEMENT RECORDED ON JULY 3, 1968 AS DOCUMENT NO. 20330 IN BOOK 311 AT PAGE 83 IN THE OFFICE OF THE RECORDER OF DEEDS FOR PLATTE COUNTY; THENCE SOUTH 0° 55' 37" WEST (RECORD SOUTH 0° 28' WEST) 339.04 FEET; THENCE NORTH 89° 04' 23" WEST (RECORD NORTH 89° 49' WEST) ALONG SAID BOUNDARY LINE 877.2 FEET; THENCE SOUTH 00° 55' 37" WEST (RECORD SOUTH 00° 28' WEST) ALONG SAID BOUNDARY LINE 2383.41 FEET TO A MONUMENTED MEANDER POINT ON THE NORTHERLY HIGHBANK OF THE MISSOURI RIVER (WHICH SAID MONUMENTED MEANDER POINT IS THE BEGINNING POINT OF THE

NEXT SIX MEANDER LINE COURSES WHICH RUN APPROXIMATELY PARALLEL TO A PORTION OF THE ACTUAL BOUNDARY AS FOLLOWS: (1) SOUTH 68° 53' 41" EAST, 2169.12 FEET (2) SOUTH 76° 18' 33" EAST, 1644.66 FEET (3) SOUTH 72° 24' 55" EAST, 2300.96 FEET (4) SOUTH 63° 59' 58" EAST, 1078.11 FEET (5) SOUTH 54° 07' 46" EAST, 2940.56 FEET (6) SOUTH 35° 45' 15" EAST, 2149.20 FEET TO A POINT ON THE WESTERLY PROLONGATION OF THE SOUTH LINE OF SAID SECTION 32, TOWNSHIP 54, RANGE 36; THE LAST SAID MEANDER POINT BEARING SOUTH 89° 49' 28" WEST ALONG SAID SOUTH LINE AND WESTERLY PROLONGATION THEREOF A DISTANCE OF 3669.29 FEET FROM THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER OF SAID SECTION 32); THENCE FROM SAID MONUMENTED MEANDER POINT SOUTH 00° 55' 37" WEST, TO THE LOW WATER LINE ON THE LEFT OR NORTHERLY SHORE OF THE MISSOURI RIVER; THENCE SOUTHEASTERLY ALONG THE LOW WATER LINE TO A POINT ON THE WESTERLY PROLONGATION OF A LINE THAT IS 7371 FEET NORTH OF AND PARALLEL TO THE SOUTH LINE OF THE NORTHEAST QUARTER OF SECTION 8, TOWNSHIP 53, RANGE 36; THENCE LEAVING SAID LOW WATER LINE NORTH 89° 49' 28" EAST ALONG SAID PARALLEL LINE TO A POINT THAT IS 2400 FEET WEST OF THE EAST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 5; THENCE SOUTH 24° 05' 32" EAST 228.63 FEET; THENCE NORTH 89° 49' 28'' EAST, 1052.17 FEET TO A POINT 1255 FEET WEST OF THE EAST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 5, TOWNSHIP 53 NORTH, RANGE 36 WEST AND 7162 FEET NORTH OF THE SOUTH LINE OF THE NORTHEAST QUARTER OF SECTION 8, TOWNSHIP 53 NORTH, RANGE 36 WEST, SAID POINT BEING A POINT ON A CURVE; THENCE NORTHWESTERLY ALONG SAID CURVE TO THE LEFT HAVING A RADIUS OF 4677.31 FEET (DEED) AND 4583.66 FEET (AS SURVEYED) TO A POINT ON THE SOUTH LINE OF SECTION 32 AT A DISTANCE OF 1461.66 FEET WESTERLY ALONG SAID SOUTH LINE FROM THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER OF SAID SECTION 32; THENCE NORTH 89° 49' 28" EAST ALONG SAID SOUTH SECTION LINE 1461.66 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED TRACT OF LAND:

A TRACT OF LAND BEING PART OF THE NORTHEAST QUARTER OF SECTION 32, TOWNSHIP 54 NORTH, RANGE 36 WEST OF THE FIFTH PRINCIPAL MERIDIAN, PLATE COUNTY, MISSOURI, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID NORTHEAST QUARTER; THENCE S 00°43'09" W ALONG THE EAST LINE OF SAID NORTHEAST QUARTER A DISTANCE OF 1738.87 FEET TO THE POINT OF BEGINNING OF THE TRACT OF LAND TO BE DESCRIBED; THENCE CONTINUING S 00°43'09" W ALONG SAID EAST LINE A DISTANCE OF 228.84 FEET; THENCE N 88°32'30" W A DISTANCE OF 23.25 FEET; THENCE N 01°18'46" E A DISTANCE OF 78.38 FEET; THENCE ON CURVE TO THE RIGHT, TANGENT TO THE LAST DESCRIBED COURSE, HAVING A RADIUS OF 530.00 FEET AND AN ARC LENGTH OF 152.42 FEET TO THE POINT OF BEGINNING.

Less and except from the above described tracts, all that part of the following described land contained within the above said tracts, if any, as described in and conveyed by quit claim deeds filed in Book 1131, Page 995; Book 1150, Page 823; Book 1160, Page 627; and Book 1160; Page 628.

B.  LEGAL DESCRIPTION OF THE NOWER PROPERTY

THE EAST 105 ACRES OF THE SOUTHEAST QUARTER OF SECTION 32, TOWNSHIP 54 N, RANGE 36 W, DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHEAST CORNER OF SECTION 32, THENCE NORTH 40.10 CHAINS, MORE OR LESS, TO THE QUARTER SECTION LINE, THENCE WEST 26 CHAINS, THENCE SOUTH 40.625 CHAINS, MORE OR LESS, TO THE QUARTER SECTION LINE, THENCE EAST 26 CHAINS TO THE PLACE OF BEGINNING. ALSO, PART OF THE NORTHEAST QUARTER OF SAID SECTION 32, TOWNSHIP 54 N, RANGE 36 W, DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHEAST CORNER OF THE NORTHEAST QUARTER OF

SECTION 32 AND RUNNING NORTH 4.25 CHAINS, THENCE WEST 40.07 CHAINS, MORE OR LESS, TO THE QUARTER SECTION LINE, THENCE SOUTH 4.25 CHAINS, THENCE EAST 40.07 CHAINS TO THE PLACE OF BEGINNING, AND ALSO, ALL THAT PART OF THE NORTHEAST ¼ OF SECTION 32, TOWNSHIP 54 NORTH, RANGE 36 WEST, IN PLATTE COUNTY, MISSOURI, DESCRIBED AS FOLLOWS:

(NOTE: THE BEARINGS IN THIS DESCRIPTION ARE BASED ON THE MISSOURI COORDINATE SYSTEM WEST ZONE): FROM THE SOUTHWEST CORNER OF THE NORTHEAST ¼ OF SAID SECTION 32, MEASURE SOUTH 89°19'03" EAST ALONG THE SOUTH LINE OF SAID ¼ SECTION 928.4 FEET; THENCE NORTH 00°34'33" EAST, 280.5 FEET TO THE POINT OF BEGINNING OF THE TRACT DESCRIBED HEREIN; THENCE CONTINUE NORTH 00°34'33" EAST 151.76 FEET; THENCE SOUTH 89° 19' 03" EAST, 1716.0 FEET TO THE EAST LINE OF SAID ¼ SECTION; THENCE SOUTH 00° 34' 33" WEST ALONG SAID EAST LINE 151.76 FEET; THENCE NORTH 89°19'03" WEST, PARALLEL WITH THE SOUTH LINE OF SAID ¼ SECTION 1716.0 FEET TO THE POINT OF BEGINNING

ALSO, A STRIP OF LAND ONE ROD WIDE OFF THE NORTH SIDE OF THE NORTHEAST QUARTER OF SECTION 5, TOWNSHIP 53, RANGE 36, ALL IN PLATTE COUNTY, MISSOURI.

ALSO, A TRACT OF LAND BEING PART OF THE NORTHWEST QUARTER OF SECTION 33, TOWNSHIP 54 NORTH, RANGE 36 WEST OF THE FIFTH PRINCIPAL MERIDIAN, PLATTE COUNTY, MISSOURI, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SAID NORTHWEST QUARTER; THENCE S 00°43'09" W ALONG THE WEST LINE OF SAID NORTHWEST QUARTER A DISTANCE OF 1341.43 FEET TO THE SOUTH RIGHT-OF-WAY LINE OF MISSOURI ROUTE 45 AND THE POINT OF BEGINNING OF THE TRACT OF LAND TO BE DESCRIBED; THENCE S 44°52'51" E ALONG SAID SOUTH RIGHT-OF-WAY LINE A DISTANCE OF 196.89 FEET; THENCE S 16°33'05" W A DISTANCE OF 43.05 FEET; THENCE ON CURVE TO THE LEFT HAVING AN INITIAL TANGENT BEARING OF S 45°07'33" W, A RADIUS OF 530.00 FEET AND AN ARC LENGTH OF 255.99 FEET TO A POINT ON THE WEST LINE OF SAID NORTHWEST QUARTER; THENCE N 00°43'09" E ALONG SAID WEST LINE A DISTANCE OF 397.44 FEET TO THE POINT OF BEGINNING.

Less and except from the above described tracts, all that part of the following described land contained within the above said tracts, if any, as described in and conveyed by quit claim deeds filed in Book 1131, Page 995; Book 1150, Page 823; Book 1160, Page 627; and Book 1160; Page 628.

C.  AN UNDIVIDED TENANT IN COMMON PERCENTAGE LEASEHOLD INTEREST IN THE UNIT 2 SITE AND IMPROVEMENTS AS FROM TIME TO TIME CONSTITUTED UNDER THE OPERATIVE JOINT FACILITY AGREEMENTS, CURRENTLY MORE PARTICULARLY DESCRIBED AS FOLLOWS:

TRACT 3 -- UNIT-II WATER TREATMENT BUILDING

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 1,627.79 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,679.50 feet to the Point of Beginning of the tract of land to be herein described; thence South 44 degrees 59 minutes 59 seconds West, 64.10 feet; thence North 45 degrees 00 minutes 01 second West, perpendicular to the last described course, a distance of

273.00 feet; thence North 44 degrees 59 minutes 59 seconds East, perpendicular to the last described course, a distance of 44.00 feet; thence South 45 degrees 00 minutes 01 second East, perpendicular to the last described course, a distance of 23.00 feet; thence North 44 degrees 59 minutes 59 seconds East, perpendicular to the last described course, a distance of 20.10 feet; thence South 45 degrees 00 minutes 01 second East, perpendicular to the last described course, a distance of 250.00 feet to the Point of Beginning. Containing 17,036 square feet, more or less.

TRACT 4 -- COMPRESSED GAS STORAGE SKID

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 2,036.80 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 5,788.18 feet to the Point of Beginning of the tract of land to be herein described; thence South 44 degrees 48 minutes 37 seconds West, 12.81 feet; thence North 44 degrees 35 minutes 26 seconds West, 12.25 feet; thence North 45 degrees 16 minutes 41 seconds East, 4.48 feet; thence North 45 degrees 03 minutes 51 seconds West, 31.86 feet; thence North 45 degrees 32 minutes 12 seconds East, 8.30 feet; thence South 44 degrees 58 minutes 25 seconds East, 43.97 feet, to the Point of Beginning. Containing 419 square feet more or less.

TRACT 5 -- CONDENSATE TANK

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 2,065.31 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 5,826.18 feet to the Point of Beginning of the tract of land to be herein described; thence South 45 degrees 17 minutes 57 seconds West, 22.01 feet; thence North 89 degrees 55 minutes 06 seconds West, 22.05 feet; thence North 45 degrees 05 minutes  25 seconds West, 22.00 feet; thence North 00 degrees 09 minutes 12 seconds East, 22.08 feet; thence North 44 degrees 44 minutes 33 seconds East, 21.97 feet; thence South 89 degrees 29 minutes 10 seconds East, 22.00 feet; thence South 45 degrees 02 minutes 19 seconds East, 22.05 feet; thence South 00 degrees 23 minutes 54 seconds East, 21.98 feet to the Point of Beginning. Containing 2,341 square feet or 0.054 acres more or less.

TRACT 6 -- STANDBY XFMR 2A

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 1,675.77 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 5,736.69 feet to the Point of Beginning of the tract of land to be herein described; thence South 45 degrees 01 minute 42 seconds West, 30.47 feet; thence North 44 degrees 58 minutes 18 seconds West, perpendicular to the last described course, a distance of 8.09 feet; thence South 45 degrees 01 minute 42 seconds West, perpendicular to the last described course, a distance of 6.83 feet; thence North 44 degrees 58 minutes 18 seconds West, perpendicular to the last described course, a distance of 15.96 feet; thence North 45 degrees 01 minute 42 seconds East,  perpendicular to the last described course, a distance of 6.81 feet; thence North 44 degrees 58 minutes 18 seconds West, perpendicular to the last described course, a distance of 21.60 feet; thence North 45 degrees 01 minute 42 seconds East, perpendicular to the last described course, a distance of 30.50 feet; thence South 44 degrees 58 minutes 18 seconds East, perpendicular to the last described course, a distance of 45.65 feet, to the Point of Beginning. Containing 1,501 square feet more or less.

TRACT 7 -- PCM North

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 1,767.01 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 5,873.21 feet to the Point of Beginning of the tract of land to be herein described; thence South 45 degrees 06 minutes 20 seconds West, 15.06 feet; thence North 44 degrees 53 minutes 40 seconds West, perpendicular to the last described course, a distance of 37.43 feet; thence North 45 degrees 06 minutes 20 seconds East, perpendicular to the last described course, a distance of 15.06 feet; thence South 44 degrees 53 minutes 40 seconds East, perpendicular to the last described course, a distance of 37.43 feet, to the Point of Beginning. Containing 564 Square feet more or less.

TRACT 8 -- PCM South

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 1,872.68 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 5,791.62 feet to the Point of Beginning of the tract of land to be herein described; thence North 44 degrees 59 minutes 27 seconds West, 14.98 feet; thence North 45 degrees 00 minutes 33 seconds East, perpendicular to the last described course, a distance of 40.48 feet; thence South 44 degrees 59 minutes 27 seconds East,  perpendicular to the last described course, a distance of 14.98 feet; thence South 45 degrees 00 minutes 33 seconds West, perpendicular to the last described course, a distance of 40.48 feet, to the Point of Beginning. Containing 606 Square feet more or less.

TRACT 22 -- UNIT-II NORTH CLARIFIER

A circular tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 1,464.48 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,928.30 feet to the Point of Beginning of said circular tract of land to be herein described; thence Southerly, Southwesterly, Westerly, Northwesterly, Northerly, Northeasterly, Easterly, Southeasterly and Southerly along a curve to the right, having an initial tangent bearing of South 00 degrees 16 minutes 52 seconds West, perpendicular to the last described course, a radius of 43.50 feet, a central angel of 360 degrees and an arc length of 273.31 feet to the Point of Beginning. Containing 5,944 square feet, more or less.

TRACT 23 -- UNIT-II SOUTH CLARIFIER

A circular tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 1,559.18 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,927.57 feet to the Point of Beginning of said circular tract of land to be herein described; thence Southerly, Southwesterly, Westerly, Northwesterly, Northerly, Northeasterly, Easterly, Southeasterly and Southerly along a curve to the right, having an initial tangent bearing of South 00 degrees 16 minutes 52 seconds West, perpendicular to the last described course, a radius of 43.55 feet, a central angel of 360 degrees and an arc length of 273.63 feet to the Point of Beginning. Containing 5,958 square feet, more or less.

TRACT 24 -- STARTUP/STANDBY XFMR 1C

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 1,691.35 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 5,822.96 feet to the Point of Beginning of the tract of land to be herein described; thence South 44 degrees 52 minutes 28 seconds West, 45.78 feet; thence North 45 degrees 07 minutes 32 seconds West, perpendicular to the last described course, a distance of 30.51 feet; thence North 44 degrees 52 minutes 28 seconds East, perpendicular to the last described course, a distance of 45.78 feet; thence South 45 degrees 07 minutes 32 seconds East, perpendicular to the last described course, a distance of 30.51 feet to the Point of Beginning. Containing 1,397 square feet more or less.

TRACT 26 -- UNIT-II FLY ASH SILO

A circular tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 2,555.83 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,898.25 feet to the Point of Beginning of the circular tract of land to be herein described; thence Southerly, Southwesterly, Westerly, Northwesterly, Northerly, Northeasterly, Easterly, Southeasterly and Southerly along a curve to the right having an initial tangent bearing of South 00 degrees 16 minutes 52 seconds West perpendicular to the last described course, a radius of 25.84 feet, a central angel of 360 degrees and an arc length of 162.37 feet to the Point of Beginning. Containing 2,098 square feet more or less.

TRACT 27 -- COOLING TOWER NORTH PCM

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 2,426.44 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 5,151.06 feet to the Point of Beginning of the tract of land to be herein described; thence South 00 degrees 00 minutes 38 seconds West, 34.17 feet; thence South 89 degrees 59 minutes 22 seconds East, perpendicular to the last described course, a distance of 19.52 feet; thence South 00 degrees 00 minutes 38 seconds West, perpendicular to the last described course, a distance of 18.14 feet; thence North 89 degrees 59 minutes 22 seconds West, perpendicular to the last described course, a distance of 19.52 feet; thence South 00 degrees 00 minutes 38 seconds West, perpendicular to the last described course, a distance of 7.69 feet; thence North 89 degrees 59 minutes 22 seconds West, perpendicular to the last described course, a distance of 27.00 feet; thence North 00 degrees 00 minutes 38 seconds East, perpendicular to the last described course, a distance of 60.00 feet; thence South 89 degrees 59 minutes 22 seconds East, perpendicular to the last described course, a distance of 27.00 feet to the Point of Beginning. Containing 1,974 square feet more or less.

TRACT 29 -- COOLING TOWER CHEMICAL FEED BUILDING

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 2,451.14 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 5,309.27 feet to the Point of Beginning of the tract of land to be herein described; thence South 00 degrees 02 minutes 10 seconds West, 58.01 feet; thence North 89 degrees 57 minutes 50 seconds West, perpendicular to the last described course, a distance of, 35.43 feet; thence North 00 degrees 02 minutes 10 seconds East, perpendicular to the last described course, a distance of 58.01 feet; thence South 89 degrees 57 minutes 50 seconds East, perpendicular to the last described course, a distance of 35.43 feet to the Point of Beginning. Containing 2,055 square feet, more or less.

TRACT 31 -- UNIT-II COOLING TOWER

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 2,512.46 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 5,157.53 feet to the Point of Beginning of the tract of land to be herein described; thence South 00 degrees 00 minutes 17 seconds West, 725.54 feet; thence South 89 degrees 59 minutes 25 seconds West, 136.44 feet; thence North 00 degrees 00 minutes 05 seconds West, 887.63 feet; thence North 45 degrees 03 minutes 20 seconds West, 642.60 feet; thence South 45 degrees 00 minutes 01 second West, 217.76 feet, more or less, to the Northeasterly face of Unit-II Iatan Power Plant; thence North 45 degrees 00 minutes 04 seconds West, along the Northeasterly face of said Unit-II Iatan Power Plant, a distance of 121.27 feet; thence North 44 degrees 59 minutes 56 seconds East, perpendicular to the last described course and no longer along the Northeasterly face of said Unit-II Iatan Power Plant, a distance of 19.26 feet; thence South 45 degrees 00 minutes 04 seconds East, perpendicular to the last described course, a distance of 91.77 feet; thence North 45 degrees 00 minutes 01 second East, 228.00 feet; thence South 45 degrees 00 minutes 34 seconds East, 784.63 feet; thence South 00 degrees 01 minute 31 seconds East, 41.75 feet; thence South 89 degrees 49 minutes 59 seconds East, 1.08 feet; thence South 00 degrees 05 minutes 09 seconds West, 61.33 feet; thence North 89 degrees 52 minutes 24 seconds East, 35.43 feet to the Point of Beginning. Containing 141,832 square feet or 3.256 acres, more or less.

TRACT 34 -- UNIT-II DEMINERALIZED WATER STORAGE TANK

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 1,681.89 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,844.37 feet to the Point of Beginning of the tract of land to be herein described; thence South 00 degrees 02 minutes 27 seconds East, 22.02 feet; thence South 44 degrees 54 minutes 32 seconds West, 22.04 feet; thence North 89 degrees 53 minutes 31 seconds West, 21.96 feet; thence North 45 degrees 01 minute 39 seconds West, 21.93 feet; thence North 00 degrees

01 minute 38 seconds West, 21.93 feet; thence North 44 degrees 51 minutes 35 seconds East, 21.90 feet; thence North 89 degrees 48 minutes 39 seconds East, 21.97 feet; thence South 45 degrees 19 minutes 03 seconds East, 21.97 feet to the Point of Beginning. Containing 2,330 square feet, more or less.

TRACT 41 -- NEUTRALIZATION TANK

A tract of land being a portion of the Northeast Quarter of Fractional Section 17, Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 2,262.01 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,019.26 feet to the Point of Beginning of the tract of land to be herein described; thence South 00 degrees 11 minutes 16 seconds E, 12.41 feet; thence South 44 degrees 56 minutes 06 seconds West, 12.44 feet; thence North 89 degrees 54 minutes 03 seconds West, 12.41 feet; thence North 45 degrees 17 minutes 15 seconds West, 12.46 feet; thence North 00 degrees 00 minutes 08 seconds East, 12.45 feet; thence North 45 degrees 05 minutes 26 seconds East, 12.39 feet; thence North 89 degrees 53 minutes 53 seconds East, 12.45 feet; thence South 44 degrees 55 minutes 15 seconds East, 12.43 feet to the Point of Beginning. Containing 746 square feet, more or less.

TRACT 49 -- COOLING TOWER SOUTH PCM

A tract of land being a portion of the Northeast Quarter of Fractional Section 17, Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 2,673.58 feet, to the Southeast corner of the Northeast Quarter of said Section 32; thence South 00 degrees 39 minutes 17 seconds West along the East line of the Southeast Quarter of said Section 32, a distance of 223.01 feet; thence North 89 degrees 20 minutes 43 seconds West, perpendicular to the last described course, a distance of 5,049.55 feet to the Point of Beginning of the tract of land to be herein described; thence South 00 degrees 04 minutes 41 seconds East, 33.67 feet; thence South 89 degrees 55 minutes 19 seconds West, perpendicular to the last described course, a distance of 7.36 feet; thence North 00 degrees 04 minutes 41 seconds West, perpendicular to the last described course, a distance of 4.54 feet; thence South 89 degrees 55 minutes 19 seconds West, perpendicular to the last described course, a distance of 20.03 feet; thence North 00 degrees 04 minutes 41 seconds West, perpendicular to the last described course, a distance of 33.05 feet; thence North 89 degrees 55 minutes 19 seconds East, perpendicular to the last described course, a distance of 14.05 feet; thence South 00 degrees 04 minutes 41 seconds East, perpendicular to the last described course, a distance of 3.93 feet; thence North 89 degrees 55 minutes 19 seconds East, perpendicular to the last described course, a distance of 13.34 feet, to the Point of Beginning. Containing 887 square feet more or less.

TRACT 48 -- UNIT-II IATAN GENERATING STATION

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 2,125.57 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 5,832.94 feet to the Point of Beginning of the tract of land to be herein described; thence South 45 degrees 00 minutes 12 seconds West, 183.86 feet; thence North 45 degrees 09 minutes 31 seconds West, 59.71 feet; thence South 45 degrees 39 minutes 53 seconds West, 40.58 feet; thence North 44 degrees 46 minutes 28 seconds West, 37.97 feet; thence South 45 degrees 00 minutes 17 seconds West, 31.20 feet; thence North 44 degrees 34 minutes 10 seconds West, 10.81 feet; thence South 44 degrees 54 minutes 49 seconds West, 102.54 feet; thence South 45 degrees 20 minutes 42 seconds East, 7.32 feet; thence South 45 degrees 00 minutes 37 seconds West, 18.08 feet; thence North 46 degrees 09 minutes 12 seconds West, 7.50 feet; thence South 45 degrees 05 minutes 20 seconds West, 39.87 feet; thence South 44 degrees 54 minutes 40 seconds East, perpendicular to the last described course, a distance of 0.81 feet; thence South 44 degrees 16 minutes 02 seconds West, 5.46 feet; thence North 44 degrees 54 minutes 40 seconds West, 0.89 feet; thence South 45 degrees 05 minutes 20 seconds West, perpendicular to the last described course, a distance of 57.88 feet; thence South 44 degrees 54 minutes 40 seconds East, perpendicular to the last described course, a distance of 52.00 feet; thence South 45 degrees 00 minutes 01 second West, 49.47 feet; thence South 45 degrees 00 minutes 09 seconds East, 21.96 feet; thence South 45 degrees 00 minutes 08 seconds West, 152.29 feet; thence North 45 degrees 05 minutes 53 seconds West, 22.04 feet; thence South 44 degrees 54 minutes 07 seconds West, perpendicular to the last described course, a distance of 22.26 feet; thence South 44 degrees 42 minutes 23 seconds East, 2.43 feet; thence South 44 degrees 22 minutes 29 seconds West, 3.73 feet; thence South 45 degrees 37 minutes 31 seconds East, perpendicular to the last described course, a distance of 10.83 feet; thence South 45 degrees 07 minutes 48 seconds West, 12.55 feet; thence South 44 degrees 52 minutes 12 seconds East, perpendicular to the last described course, a distance of 4.09 feet; thence South 44 degrees 55 minutes 18 seconds West, 47.78 feet; thence North 45 degrees 06 minutes 01 second West, 18.29 feet; thence South 45 degrees 05 minutes 01 second West, 25.81 feet; thence North 89 degrees 47 minutes 53 seconds West, 22.09 feet; thence North 44 degrees 47 minutes 53 seconds West, 7.49 feet; thence South 45 degrees 12 minutes 07 seconds West, perpendicular to the last described course, a distance of 3.16 feet; thence South 44 degrees 47 minutes 53 seconds East, perpendicular to the last described course, a distance of 24.50 feet; thence South 45 degrees 07 minutes 26 seconds West, 13.39 feet; thence North 45 degrees 06 minutes 38 seconds West, 24.45 feet; thence South 45 degrees 40 minutes 56 seconds West, 21.17 feet; thence Southerly, Southwesterly, Westerly, Northwesterly, Northerly, Northeasterly and Easterly along a curve to the right having an initial tangent bearing of South 04 degrees 17 minutes 47 seconds West, a radius of 34.08 feet, and a central angle of 275 degrees 19 minutes 32 seconds, an arc length of 163.76 feet; thence North 45 degrees 40 minutes 56 seconds East, not tangent to the last described curve, a distance of 32.08 feet; thence North 44 degrees 19 minutes 04 seconds West, perpendicular to the last described course, a distance of 14.25 feet; thence North 00 degrees 29 minutes 44 seconds West, 21.93 feet; thence North 44 degrees 59 minutes 03 seconds East, 26.06 feet; thence North 45 degrees 05 minutes 38 seconds West, 18.34 feet; thence North 44 degrees 58 minutes 10 seconds East, 47.75 feet; thence South 45 degrees 54 minutes 53 seconds East, 4.27 feet; thence North 44 degrees 25 minutes 31 seconds East, 31.70 feet; thence North 45 degrees 23 minutes 05 seconds West, 4.18 feet; thence North 44 degrees 36 minutes 55 seconds East, perpendicular to the last described course, a distance of 6.73 feet; thence North 45 degrees 01 minute 58 seconds West, 4.28 feet; thence North 44 degrees 59 minutes 32 seconds East, 152.34 feet; thence North 45 degrees 15 minutes 10 seconds West, 33.89 feet; thence North 45 degrees 03 minutes 35 seconds East, 5.05 feet; thence North 44 degrees 56 minutes 25 seconds West, perpendicular to the last described course, a distance of  21.80 feet; thence North 45 degrees 03 minutes 35 seconds East, perpendicular to the last described course, a distance of 59.89 feet; thence North 45 degrees 00 minutes 55 seconds West, 10.21 feet; thence South 43 degrees 18 minutes 11 seconds West, 0.88 feet; thence North 44 degrees 27 minutes 57 seconds West, 3.68 feet; thence North 45 degrees 07 minutes 41 seconds East, 0.79 feet; thence North 44 degrees 39 minutes 37 seconds West, 11.46 feet; thence South 44 degrees 42 minutes 36 seconds West, 13.78 feet; thence North 44 degrees 44 minutes 02 seconds West, 9.21 feet; thence North 44 degrees 40 minutes 29 seconds East, 13.03 feet; thence North 45 degrees 21 minutes 19 seconds West, 0.93 feet; thence North 44 degrees 25 minutes 03 seconds East, 3.14 feet; thence South 46 degrees 04 minutes 39 seconds East, 0.55 feet; thence North 45 degrees 07 minutes 20 seconds East, 39.96 feet; thence North 44 degrees 52 minutes 40 seconds West, perpendicular to the last described course, a distance of 1.54 feet; thence North 44 degrees 57 minutes 31 seconds East, 5.63 feet; thence South 43 degrees 03 minutes 20 seconds East, 0.69 feet; thence North 44 degrees 57 minutes 23 seconds East, 3.88 feet; thence South 44 degrees 25 minutes 34 seconds East, 0.84 feet; thence North 45 degrees 00 minutes 29 seconds East, 23.50 feet; thence North 44 degrees 59 minutes 31 seconds West, perpendicular to the last described course, a distance of 0.85 feet; thence North 44 degrees 12 minutes 05 seconds East, 3.67 feet; thence South 45 degrees 34 minutes 33 seconds East, 0.86 feet; thence North 44 degrees 14 minutes 56 seconds East, 1.77 feet; thence North 45 degrees 22 minutes 16 seconds West, 2.20 feet; thence North 44 degrees 54 minutes 37 seconds East, 7.34 feet; thence North 44 degrees 15 minutes 06 seconds West, 1.50 feet; thence North 44 degrees 50 minutes 09 seconds East, 17.98 feet; thence South 45 degrees 15 minutes 05 seconds East, 3.78 feet; thence North 44 degrees 42 minutes 47 seconds East, 4.15 feet; thence North 45 degrees 56 minutes 11 seconds West, 0.80 feet; thence North 44 degrees 43 minutes 25 seconds East, 3.73 feet; thence South 44 degrees 25 minutes 43 seconds East, 0.79 feet; thence North 44 degrees 59 minutes 43 seconds East, 27.39 feet; thence North 48 degrees 32 minutes 14 seconds West, 0.67 feet; thence North 44 degrees 56 minutes 47 seconds East, 67.08 feet; thence North 44 degrees 45 minutes 06 seconds West, 10.83 feet; thence North 45 degrees 01 minute 31 seconds East, 71.91 feet; thence North 45 degrees 04 minutes 08 seconds West, 20.83 feet; thence South 45 degrees 00 minutes 01 second West, 40.93 feet; thence North 45 degrees 10 minutes 51 seconds West, 59.89 feet; thence North 44 degrees 59 minutes 41 seconds East, 41.05 feet; thence North 45 degrees 04 minutes 08 seconds West, 8.55 feet; thence North 45 degrees 03 minutes 29 seconds East, 169.64 feet; thence South 44 degrees 59 minutes 30 seconds East, 8.52 feet; thence North 44 degrees 57 minutes 40 seconds East, 14.28 feet; thence South 45 degrees 00 minutes 55 seconds East, 107.34 feet; thence North 45 degrees 21 minutes 34 seconds East, 21.50 feet; thence North 44 degrees 19 minutes 02 seconds West, 5.09 feet; thence North 45 degrees 02 minutes 04 seconds East, 4.04 feet; thence South 44 degrees 56 minutes 21 seconds East, 1.05 feet; thence North 45 degrees 03 minutes 39 seconds East, perpendicular to the last described course, a distance of 52.68 feet; thence North 44 degrees 58 minutes 45 seconds West, 11.00 feet; thence North 44 degrees 39 minutes 13 seconds East, 2.70 feet; thence North 45 degrees 39 minutes 59 seconds West, 8.21 feet; thence North 44 degrees 30 minutes 54 seconds East, 12.02 feet; thence North 45 degrees 07 minutes 48 seconds West, 16.96 feet; thence North 44 degrees 22 minutes 16 seconds East, 6.61 feet; thence North 44 degrees 54 minutes 20 seconds West, 8.10 feet; thence North 45 degrees 02 minutes 01 second East, 36.98 feet; thence South 45 degrees 00 minutes 55 seconds East, 128.95 feet; thence South 44 degrees 56 minutes 51 seconds West, 37.00 feet; thence North 44 degrees 59 minutes 42 seconds West, 26.59 feet; thence South 45 degrees 19 minutes 27 seconds West, 18.62 feet; thence North 44 degrees 40 minutes 33 seconds West, perpendicular to the last described course, a distance of 14.07 feet; thence South 44 degrees 42 minutes 31 seconds West, 2.63 feet; thence North 45 degrees 17 minutes 29 seconds West, perpendicular to the last described course, a distance of 10.94 feet; thence South 45 degrees 04 minutes 47 seconds West, 52.59 feet; thence South 44 degrees 24 minutes 50 seconds East, 1.08 feet; thence South 45 degrees 35 minutes 10 seconds West, perpendicular to the last described course, a distance of 25.69 feet; thence South 45 degrees 00 minutes 04 seconds East, 225.13 feet, to the Point of Beginning. Containing 181,030 square feet or 4.156 acres more or less.

TRACT 52 -- UNIT-II PAC SILO

A tract of land being a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 2,395.68 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,173.03 feet to the Point of Beginning of the tract of land to be herein described; thence South 00 degrees 11 minutes 23 seconds West, 10.48 feet; thence South 45 degrees 00 minutes 01 second West, 10.50 feet; thence North 89 degrees 45 minutes 06 seconds

West, 10.45 feet; thence North 45 degrees 13 minutes 28 seconds West, 10.46 feet; thence North 00 degrees 09 minutes 29 seconds West, 10.50 feet; thence North 45 degrees 29 minutes 37 seconds East, 10.45 feet; thence South 89 degrees 46 minutes 40 seconds East, 8.03 feet; thence North 44 degrees 51 minutes 39 seconds East, 2.87 feet; thence South 45 degrees 45 minutes 52 seconds East, 3.45 feet; thence South 38 degrees 49 minutes 48 seconds West, 1.12 feet; thence South 45 degrees 02 minutes 47 seconds East, 8.59 feet to the Point of Beginning. Containing 534 square feet more or less.

TRACT 69 -- PCM-2 BUILDING UNIT-2 ONLY

A tract of land being a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of the Southeast Quarter of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 39 minutes 17 seconds West along the East line of the Southeast Quarter of said Section 32, a distance of 19.08 feet; thence North 89 degrees 20 minutes 43 seconds West, perpendicular to the last described course, a distance of 6,742.94 feet to the Point of Beginning of a tract to be herein described; thence South 43 degrees 59 minutes 48 seconds West, 82.11 feet; thence North 46 degrees 00 minutes 12 seconds West, perpendicular to the last described course, a distance of 26.90 feet; thence North 43 degrees 59 minutes 48 seconds East, perpendicular to the last described course, a distance of 82.11 feet; thence South 46 degrees 00 minutes 12 seconds East, perpendicular to the last described course, a distance of 26.90 feet to the Point of Beginning. Containing an area of 2,209 square feet more or less.

TRACT 74 -- UNIT-II CHIMNEY LINER

A circular tract of land being a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, lying above a horizontal plane, passing through an elevation of 912.34 feet above the NGVD-29, Directrix and below a horizontal plane, passing through as elevation of 1,404.00 feet above the NGVE-29, Directrix, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Southeast corner of the Northeast Quarter of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence North 00 degrees 16 minutes 52 seconds East along the East line of the Northeast Quarter of said Section 32, a distance of 69.46 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,541.80 feet to the Point of Beginning of said circular tract of land to be herein described; thence Southerly, Southwesterly, Westerly, Northwesterly, Northerly, Northeasterly, Easterly, Southeasterly and Southerly along a curve to the right having an initial tangent bearing of South 00 degrees 16 minutes 52 seconds West, perpendicular to the last described course, a radius of 15.17 feet, a central angel of 360 degrees and an arc length of 95.30 feet to the Point of Beginning. Containing an area of 723 square feet more or less.

TRACT 76 -- COLLECTOR WELL BUILDING NEW COMMON UNIT 2 ONLY

A tract of land being a portion of the Northeast Quarter of Fractional Section 17, Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 39 minutes 17 seconds West along the East line of the Southeast Quarter of said Section 32, a distance of 1,190.48 feet; thence North 89 degrees 20 minutes 43 seconds West, perpendicular to the last described course, a distance of 7,257.51 feet to the Point of Beginning of the tract of land to be herein described; thence South 44 degrees 54 minutes 36 seconds West, 56.54 feet; thence North 45 degrees 05 minutes 24 seconds West, , to the perpendicular to the last described course, a distance of 31.78 feet; thence North 44 degrees 54 minutes 36 seconds East,  perpendicular to the last described course, a distance of  56.54 feet; thence South 45 degrees 05 minutes 24 seconds East, perpendicular to the last described course, a distance of  31.78 feet, to the
Point of Beginning. Containing 1,797 square feet more or less.

TRACT 77 -- COLLECTOR WELL DRIVE AND PARKING

A tract of land being a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of the Southeast Quarter of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 39 minutes 17 seconds West along the East line of the Southeast Quarter of said Section 32, a distance of 430.00 feet; thence North 89 degrees 20 minutes 43 seconds West, perpendicular to the last described course, a distance of 6,625.16 feet to the Point of Beginning of a tract to be herein described; thence South 44 degrees 37 minutes 00 seconds West, 8.83 feet; thence Northwesterly, Westerly and Southwesterly along a curve to the left, having an initial tangent bearing of North 45 degrees 23 minutes 00 seconds West, a radius of 40.00 feet and central angle of 89 degrees 25 minutes 37 seconds, an arc length of 62.43 feet; thence South 45 degrees 11 minutes 23 seconds West, tangent to the last described curve, a distance of 316.80 feet; thence Southwesterly along a curve to the left, tangent to the last described course, having a radius of 313.13 feet, and a central angle of 12 degrees 13 minutes 08 seconds, an arc length of 66.78 feet; thence continuing  Southwesterly and Southerly along a compound curve to the left, tangent to the last described curve, having a radius of 257.82 feet and a central angle 23 degrees 59 minutes 20 seconds, an arc length of 107.94 feet; thence South 08 degrees 58 minutes 55 seconds West, tangent to the last described curve, a distance of 80.90 feet; thence Southwesterly along a curve to the right, tangent to the last described course, having a radius of 595.74 feet, and a central angel of 09 degrees 32 minutes 21 seconds, an arc length of 99.18 feet; thence continuing Southwesterly along a compound curve to the right, tangent to the last described curve, having a radius of 187.20 feet and a central angle of 45 degrees 58 minutes 53 seconds, an arc length of 150.24 feet; thence South 64 degrees 30 minutes 08 seconds West, tangent to the last described curve, a distance 26.27 feet; thence Southwesterly along a curve to the right tangent to the last described course, having a radius of 125.00 feet and a central angle of 13 degrees 35 minutes 01 second, an arc length of 29.63 feet; thence South 78 degrees 05 minutes 10 seconds West, tangent to the last described curve, a distance of 50.27 feet; thence Westerly, Southwesterly and Southerly along a curve to the left, tangent to the last described course, having a radius of 25.00 feet and a central angle of 96 degrees 03 minutes 44 seconds, an arc length of 41.92 feet; thence South 42 degrees 45 minutes 24 seconds East, 41.60 feet; thence South 47 degrees 23 minutes 38 seconds West, 128.20 feet; thence North 41 degrees 39 minutes 18 seconds West, 118.39 feet; thence North 46 degrees 00 minutes 50 seconds East, 123.17 feet; thence South 57 degrees 27 minutes 47 seconds East, 20.56 feet; thence North 78 degrees 05 minutes 10 seconds East, 103.73 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a radius of 100.00 feet and a central angle of 13 degrees 35 minutes 01 second, an arc length of 23.71 feet; thence North 64 degrees 30 minutes 08 seconds East, tangent to the last described curve, a distance of 26.27 feet; thence Northeasterly and Northerly along a curve to the left, tangent to the last described course, having a radius of 162.20 feet and a central angle of 45 degrees 58 minutes 53 seconds, an a arc length of 130.17 feet; thence continuing Northerly along a compound curve to the left, tangent to the last described curve, having a radius of 570.74 feet and a central angle of 09 degrees 32 minutes 21 seconds, an arc length of 95.02 feet; thence North 08 degrees 58 minutes 55 seconds East, tangent to the last described curve, a distance of 80.90 feet; thence Northeasterly along a curve to the right, tangent to the last described course, having a radius of 282.82 feet and a central angle of 23 degrees 59 minutes 20 seconds, an arc length of 118.41 feet; thence continuing Northeasterly along a compound curve to the right, tangent to the last described curve, having a radius of 338.13 feet and a central angle of 12 degrees 13 minutes 08 seconds, an arc length of 72.10 feet; thence North 45 degrees 11 minutes 23 seconds East, tangent to the last described curve, a distance of 316.51 feet; thence Northeasterly, Northerly and Northwesterly along a curve to the left, tangent to the last described course, having a radius of 40.00 feet and a central angle of 88 degrees 43 minutes 20 seconds, an arc length of 61.94 feet; thence North 46 degrees 27 minutes 50 seconds East, 8.05 feet; thence South 45 degrees 24 minutes 51 seconds East, 103.45 feet to the Point of Beginning. Containing an area of 42,391 square feet more or less.

IN ADDITION THERETO, AN UNDIVIDED TENANT IN COMMON PERCENTAGE LEASEHOLD INTEREST IN MULTIPLE TRACTS OF LAND UPON WHICH THE COMMON FACILITIES SHARED BY UNITS 1 AND 2 ARE CONSTRUCTED, AS FROM TIME TO TIME CONSTITUTED UNDER THE OPERATIVE JOINT FACILITY AGREEMENTS, CURRENTLY MORE PARTICULARLY DESCRIBED AS FOLLOWS:

TRACT 2 -- WETLANDS AREA TRACT-2, Doc. #017522 IN Bk. 1091, Pg. 652

A tract of land in part of the Fractional Northwest Quarter of Section 32, Township 54 North, Range 36 West and in part of the Fractional Southwest Quarter of Section 29. Township 54 North, Range 36 West and in part of accreted lands, in Platte County, Missouri, described as follows: Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West; thence S00°28'04"W along the East line of said Section 32 a distance of 452.16 feet; thence N89°31'56"W a distance of 3331.17 feet; thence S74°02'42"W a distance of 495.30 feet; thence S63°08'29"W a distance of 1465.53 feet; thence N43°23'02"W a distance of 66.00 feet; thence N37°48'45"W a distance of 146.71 feet; thence N12°31'44"W a distance of 29.97 feet; thence N44°11'02"E a distance of 162.29 feet; thence N46°43'17"W a distance of 373.60 feet; thence N00°00'00"E a distance of 125.90 feet; thence N06°00'32"W a distance of 75.23 feet; thence N44°36'34"E a distance of 178.57 feet; thence N45°23'26"W a distance of 133.22 feet to the Point of Beginning; thence N53°39'09"W a distance of 125.94 feet; thence N35°32'16"W a distance of 67.75 feet; thence N04°05'08"E a distance of 110.54 feet; thence N39°24'02"E a distance of 142.68 feet; thence N39°26'24"E a distance of 316.12 feet; thence N31°40'32"E a distance of 217.47 feet; thence N26°07'52"E a distance of 232.46 feet; thence N16°33'25"E a distance of 303.99 feet; thence N10°09'15"E a distance of 268.02 feet; thence N00°52'05"E a distance of 259.92 feet; thence N04°58'11"W a distance of 272.73 feet; thence N13°23'33"W a distance of 425.02 feet; thence N24°49'46"W a distance of 34.65 feet; thence S38°50'39"E a distance of 645.05 feet; thence S38°12'25"E a distance of 96.87 feet; thence S37°11'51"E a distance of 308.58 feet; thence S38°18'06"E a distance of 297.48 feet; thence S44°22'46"E a distance of 279.34 feet; thence S16°23'22"E a distance of 40.11 feet; thence S45°01'42"W a distance of 467.83 feet; thence S45°01'42"W a distance of 1123.83 feet; thence S45°01'42"W a distance of 418.76 feet to the Point of Beginning. Containing 31.90 acres more or less.

TRACT 9 -- SPARE GSU XFMR NEW COMMON FACILITY

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 1,796.99 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 5,630.31 feet to the Point of Beginning of the tract of land to be herein described; thence South 44 degrees 58 minutes 35 seconds West, 38.01 feet; thence

South 45 degrees 01 minute 25 seconds East, perpendicular to the last described course, a distance of 3.87 feet; thence South 44 degrees 58 minutes 35 seconds West, perpendicular to the last described course, a distance of 38.97 feet; thence North 45 degrees 01 minute 25 seconds West, perpendicular to the last described course, a distance of 51.97 feet; thence North 44 degrees 58 minutes 35 seconds East, perpendicular to the last described course, a distance of 39.01 feet; thence South 45 degrees 01 minute 25 seconds East, perpendicular to the last described course, a distance of 2.92 feet; thence North 44 degrees 58 minutes 35 seconds East, perpendicular to the last described course, a distance of 37.97 feet; thence South 45 degrees 01 minute 25 seconds East, perpendicular to the last described course, a distance of 45.18 feet, to the Point of Beginning. Containing 3,743 Square feet more or less.

TRACT 10 -- LANDFILL LEACHEATE POND AREA

A tract of land being a portion of the East Half of Fractional Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri, now in Platte County in said State, being more particularly described as follows:

Commencing at the Northeast corner of said Section 32; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 2,673.58 feet to the Southeast corner of the Northeast Quarter of said Section 32; thence South 00 degrees 39 minutes 17 seconds West along the East line of the Southeast Quarter of said Section 32, a distance of 1,312.21 feet; thence North 89 degrees 20 minutes 43 seconds West, perpendicular to the last described course, a distance of 642.14 feet to the Point of Beginning of the tract of land to be herein described; thence South 62 degrees 50 minutes 17 seconds East, 27.60 feet; thence South 50 degrees 52 minutes 49 seconds East, 28.58 feet; thence Southeasterly along a curve to the right, tangent to the last described course, having a radius of 210 feet and a central angle of 31 degrees 33 minutes 56 seconds, an arc length of 115.69 feet; thence South 19 degrees 18 minutes 53 seconds East, tangent to the last described curve, a distance of 32.70 feet; thence South 02 degrees 13 minutes 12 seconds East, 50.86 feet; thence South 01 degree 42 minutes 37 seconds West, 71.30 feet; thence South 05 degrees 10 minutes 40 seconds West, 103.03 feet; thence South 33 degrees 44 minutes 40 seconds West, 11.05 feet; thence Southwesterly, Westerly and Northwesterly along a curve to the right, tangent to the last described course, having a radius of 40 feet and a central angle of 86 degrees 16 minutes 44 seconds, an arc length of 60.23 feet; thence North 59 degrees 58 minutes 36 seconds West, tangent to the last described curve, a distance of 22.45 feet; thence North 46 degrees 10 minutes 26 seconds West, 57.16 feet; thence North 45 degrees 55 minutes 54 seconds West, 57.74 feet; thence Northwesterly and Northerly along a curve to the right, tangent to the last described course, having a radius of 60 feet and a central angle of 44 degrees 16 minutes 45 seconds, an arc length of 46.37 feet; thence North 01 degree 39 minutes 09 seconds West, 33.27 feet; thence North 04 degrees 05 minutes 31 seconds East, 41.55 feet; thence North 03 degrees 34 minutes 27 seconds East, 79.64 feet; thence North 06 degrees 23 minutes 55 seconds East, 81.80 feet; thence North 28 degrees 49 minutes 48 seconds East, 20.73 feet; thence North 54 degrees 24 minutes 57 seconds East, 23.60 feet; thence Northeasterly, Easterly and Southeasterly along a curve to the right, tangent to the last described course, having a radius of 20 feet and a central angle of 62 degrees 44 minutes 46 seconds, an arc length of 21.90 feet to the Point of Beginning. Containing 60,270 square feet or 1.384 acres, more or less.

TRACT 11 -- LANDFILL STORM WATER RUNOFF POND AREA

A tract of land being a portion of the Southeast Quarter of Fractional Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri, now in Platte County in said State, being more particularly described as follows:

Commencing at the Northeast corner of said Section 32; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 2,673.58 feet, to the Southeast corner of the Northeast Quarter of said Section 32; thence South 00 degrees 39 minutes 17 seconds West along the East line of the Southeast Quarter of said Section 32, a distance of 493.22 feet; thence North 89 degrees 20 minutes 43 seconds West, perpendicular to the last described course, a distance of 477.67 feet to the Point of Beginning of the tract of land to be herein described; thence South 02 degrees 08 minutes 50 seconds West, 230.48 feet; thence South 02 degrees 54 minutes 52 seconds West, 413.65 feet; thence South 01 degree 49 minutes 34 seconds West, 109.77 feet; thence South 19 degrees 27 minutes 02 seconds West, 28.44 feet; thence Southwesterly, Westerly and Northwesterly along a curve to the right, tangent to the last described course, having a radius of 18 feet and a central angle of 101 degrees 06 minutes 04 seconds, an arc length of 31.76 feet; thence North 59 degrees 26 minutes 54 seconds West, tangent to the last described curve, a distance of 27.09 feet; thence North 48 degrees 29 minutes 04 seconds West, 32.87 feet; thence North 42 degrees 57 minutes 16 seconds West, 76.81 feet; thence North 45 degrees 59 minutes 23 seconds West, 54.44 feet; thence North 44 degrees 26 minutes 59 seconds West, 54.91 feet; thence North 45 degrees 03 minutes 21 seconds West, 26.08 feet; thence North 40 degrees 22 minutes 01 second West, 12.78 feet; thence North 26 degrees 34 minutes 00 seconds West, 17.40 feet; thence Northwesterly along a curve to the left, tangent to the last described course, having a radius of 75 feet and a central angle of 40 degrees 31 minutes 09 seconds, an arc length of 53.04 feet; thence North 67 degrees 05 minutes 09 seconds West, tangent to the last described curve, a distance of 5.77 feet; thence North 54 degrees 41 minutes 05 seconds West, 22.75 feet; thence North 43 degrees 50 minutes 03 seconds West, 47.65 feet; thence North 44 degrees 42 minutes 27 seconds West, 75.75 feet; thence Northwesterly, Northerly and Northeasterly along a curve to the right, tangent to the last described course, having a radius of 20 feet and a central angle of 82 degrees 26 minutes 33 seconds, an arc length of 28.78 feet; thence North 37 degrees 44 minutes 06 seconds East, tangent to the last described curve, a distance of 24.40 feet; thence North 44 degrees 40 minutes 27 seconds East, 231.43 feet; thence North 45 degrees 06 minutes 06 seconds East, 148.78 feet; thence North 45 degrees 38 minutes 58 seconds East, 178.86 feet; thence North 57 degrees 22 minutes 13 seconds East, 14.31 feet; thence Southeasterly and Southerly along a curve to the right, having an initial tangent bearing of South 77 degrees 29 minutes 46 seconds East, a radius of 10 feet and a central angle of 79 degrees 38 minutes 36 seconds, an arc length of 13.90 feet to the Point of Beginning. Containing 181,234 square feet or 4.161 acres, more or less.

TRACT 20 -- LANDFILL AREA

A tract of land being a portion of the North Half of Fractional Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri, being now in Platte County, in said State and being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 633.81 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 1,408.74 feet to the Point of Beginning of the tract of land to be herein described; thence South 53 degrees 22 minutes 05 seconds West, 157.45 feet; thence South 55 degrees 01 minute 05 seconds West, 121.33 feet; thence South 51 degrees 29 minutes 11 seconds West, 85.50 feet; thence South 53 degrees 23 minutes 44 seconds West, 115.49 feet; thence South 52 degrees 53 minutes 12 seconds West, 118.60 feet; thence South 53 degrees 35 minutes 15 seconds West, 101.06 feet; thence South 53 degrees 00 minutes 37 seconds West, 107.14 feet; thence South 49 degrees 49 minutes 14 seconds West, 135.95 feet; thence South 57 degrees 24 minutes 30 seconds West, 76.82 feet; thence South 50 degrees 40 minutes 44 seconds West, 138.17 feet; thence South 52 degrees 50 minutes 00 seconds West, 106.96 feet; thence South 51 degrees 01 minute 19 seconds West, 104.36 feet; thence South 52 degrees 20 minutes 21 seconds West, 109.45 feet; thence South 51 degrees 52 minutes 39 seconds West, 108.70 feet; thence South 51 degrees 20 minutes 24 seconds West, 128.55 feet; thence South 51 degrees 44 minutes 45 seconds West, 146.50 feet; thence South 50 degrees 25 minutes 57 seconds West, 124.44 feet; thence North 64 degrees 25 minutes 28 seconds West, 32.16 feet; thence North 57 degrees 03 minutes 44 seconds West, 20.64 feet; thence North 02 degrees 01 minute 16 seconds East, 55.38 feet; thence North 03 degrees 21 minutes 22 seconds East, 56.58 feet; thence North 02 degrees 37 minutes 23 seconds East, 59.63 feet; thence North 02 degrees 19 minutes 15 seconds East, 55.64 feet; thence North 03 degrees 23 minutes 49 seconds East, 54.93 feet; thence North 02 degrees 04 minutes 23 seconds East, 60.02 feet; thence North 03 degrees 20 minutes 20 seconds East, 51.82 feet; thence North 02 degrees 57 minutes 48 seconds East, 52.27 feet; thence North 01 degree 50 minutes 40 seconds East, 50.58 feet; thence North 06 degrees 13 minutes 37 seconds East, 54.26 feet; thence North 08 degrees 21 minutes 53 seconds East, 52.94 feet; thence North 12 degrees 20 minutes 25 seconds East, 55.93 feet; thence North 15 degrees 42 minutes 46 seconds East, 51.60 feet; thence North 18 degrees 15 minutes 05 seconds East, 56.79 feet; thence North 22 degrees 19 minutes 06 seconds East, 58.42 feet; thence North 23 degrees 43 minutes 08 seconds East, 55.75 feet; thence North 26 degrees 30 minutes 13 seconds East, 56.79 feet; thence North 30 degrees 59 minutes 02 seconds East, 52.90 feet; thence North 36 degrees 14 minutes 26 seconds East, 58.14 feet; thence North 37 degrees 13 minutes 05 seconds East, 59.39 feet; thence North 42 degrees 12 minutes 49 seconds East, 58.68 feet; thence North 46 degrees 25 minutes 00 seconds East, 57.47 feet; thence North 49 degrees 25 minutes 51 seconds East, 126.93 feet; thence North 55 degrees 43 minutes 55 seconds East, 59.67 feet; thence North 58 degrees 35 minutes 43 seconds East, 60.17 feet; thence North 64 degrees 14 minutes 18 seconds East, 55.60 feet; thence North 66 degrees 55 minutes 20 seconds East, 54.90 feet; thence North 69 degrees 24 minutes 23 seconds East, 53.81 feet; thence North 70 degrees 08 minutes 43 seconds East, 60.69 feet; thence North 74 degrees 55 minutes 57 seconds East, 60.76 feet; thence North 79 degrees 22 minutes 22 seconds East, 63.71 feet; thence North 84 degrees 00 minutes 06 seconds East, 56.50 feet; thence North 87 degrees 13 minutes 31 seconds East, 55.78 feet; thence North 87 degrees 20 minutes 10 seconds East, 57.04 feet; thence South 88 degrees 02 minutes 33 seconds East, 63.94 feet; thence South 84 degrees 09 minutes 35 seconds East, 58.69 feet; thence South 78 degrees 41 minutes 41 seconds East, 51.99 feet; thence South 75 degrees 26 minutes 30 seconds East, 61.73 feet; thence South 73 degrees 49 minutes 28 seconds East, 52.69 feet; thence South 70 degrees 08 minutes 49 seconds East, 50.18 feet; thence South 67 degrees 09 minutes 22 seconds East, 56.91 feet; thence South 63 degrees 57 minutes 03 seconds East, 58.47 feet; thence South 61 degrees 19 minutes 01 second East, 52.93 feet; thence South 54 degrees 13 minutes 12 seconds East, 56.26 feet; thence South 51 degrees 26 minutes 23 seconds East, 51.10 feet; thence South 53 degrees 29 minutes 30 seconds East, 33.09 feet to the Point of Beginning.  Containing 1,077,248 square feet or 24.730 acres.

TRACT 32 -- NORTH CLARIFIER WATER STORAGE TANK COMMON

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 1,577.48 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 7,038.01 feet to the Point of Beginning of the tract of land to be herein described; thence South 00 degrees 00 minutes 05 seconds West, 51.82 feet; thence South 45 degrees 01 minute 08 seconds West, 51.78 feet; thence South 89 degrees 58 minutes 45 seconds West, 51.78 feet; thence North 45 degrees 00 minutes 36 seconds West, 51.77 feet; thence North 00 degrees 00 minutes 05 seconds East, 51.71 feet; thence North 44 degrees 54 minutes 14 seconds East, 51.83 feet; thence North 89 degrees 59 minutes 02 seconds East, 51.83 feet; thence South 45 degrees 01 minute 13 seconds East, 51.76 feet to the Point of Beginning. Containing 12,948 square feet, more or less.

TRACT 33 -- LANDFILL HAUL ROAD

A tract of land being a portion of Fractional Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri and a portion of the Northeast Quarter of Fractional Section 17, Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of said Section 32; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 1,854.30 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 2,974.99 feet to the most Southerly, Southwest corner of a tract of land commonly known as the Landfill Area of the Iatan power generation complex and the Point of Beginning of the tract of land to be herein described; thence South 72 degrees 59 minutes 43 seconds West, 64.96 feet; thence Southeasterly along a curve to the left, having an initial tangent bearing of South 25 degrees 28 minutes 08 seconds West, a radius of 560 feet and a central angle of 20 degrees 49 minutes 34 seconds, an arc length of 203.55 feet; thence South 46 degrees 17 minutes 42 seconds East, tangent to the last described curve, a distance of 101.86 feet; thence South 46 degrees 00 minutes 53 seconds East, 163.58 feet; thence South 44 degrees 28 minutes 26 seconds East, 151.73 feet; thence South 45 degrees 26 minutes 34 seconds East, 61.47 feet to a point on the North line of a tract of land known as the Nowers Track; thence North 89 degrees 13 minutes 18 seconds West along the North line of said Nowers Tract, a distance of 50.59 feet to a point 25.27 feet East of the West line of the Northeast Quarter of said Section 32, as measured along the North line of said Nowers Tract; thence North 45 degrees 26 minutes 34 seconds West, 25.24 feet; thence North 44 degrees 28 minutes 26 seconds West, 151.56 feet; thence North 46 degrees 00 minutes 53 seconds West, 163.03 feet; thence North 46 degrees 17 minutes 42 seconds West, 101.78 feet; thence Northwesterly along a curve to the right, tangent to the last described course, having a radius of 595 feet and a central angle of 21 degrees 05 minutes 27 seconds, an arc length of 219.02 to a point of compound curve; thence Northwesterly and Northerly along a curve to the right, tangent to the last described course, having a radius of 35 feet and a central angle of 28 degrees 37 minutes 23 seconds, an arc length of 17.48 feet; thence North 03 degrees 25 minutes 06 seconds East, tangent to the last described curve, a distance of 24.32 feet; thence North 72 degrees 59 minutes 43 seconds East, 52.68 feet to the most Northerly, Southwest corner of said tract of land commonly known as the Landfill Area of the Iatan power generation complex; thence Southeasterly along the Southwesterly line of said tract of land, the following courses and distances; thence South 57 degrees 03 minutes 44 seconds East, 20.64 feet; thence South 64 degrees 25 minutes 28 seconds East, 32.16 feet to the Point of Beginning. Containing an area of 26,418 square feet more or less.

ALSO a tract of land to be herein described:
A strip of land being a portion of the Northeast Quarter of Fractional Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri, being in Platte County in the State of Missouri and being more particularly described as follows:

Commencing Southwest corner of the Northeast Quarter of said Section 32, thence South 89 degrees 13 minutes 18 seconds East along the South line of the Northeast Quarter of said Section 32, a distance of 245.98 feet to the Point of Beginning of that portion of said Land Fill Haul Road to be herein described; thence continuing South 89 degrees 13 minutes 18 seconds East along the South line of said Northeast Quarter, a distance of 65.17 feet;  thence Southwesterly, Southerly and Southeasterly along a curve to the left, having a initial tangent bearing of South 18 degrees 09 minutes 53 seconds West, a radius of 160 feet and a central angle of 35 degrees 27 minutes 05 seconds, an arc length of 99.00 feet; thence South 23 degrees 43 minutes 28 seconds West, not tangent to the last described curve, a distance of 56.01 feet; thence Northwesterly, Westerly and Southwesterly along a curve to the left, having an initial tangent bearing of North 66 degrees 16 minutes 32 seconds West and being perpendicular to the last described course, along a radius of 42 feet and a central angle of 89 degrees 02 minutes 24 seconds, an arc length of 65.27 feet; thence South 24 degrees 41 minutes 04 seconds West, tangent to the last described curve, a distance of 25.88 feet; thence South 20 degrees 44 minutes 30 seconds West, 105.15 feet; thence South 18 degrees 45 minutes 35 seconds West, 216.71 feet; thence South 18 degrees 04 minutes 59 seconds West, 210.04 feet; thence South 18 degrees 42 minutes 19 seconds West, 208.92 feet; thence South 19 degrees 08 minutes 48 seconds West, 216.95 feet; thence South 17 degrees 40 minutes 47 seconds West, 118.96 feet; thence South 18 degrees 10 minutes 39 seconds West, 102.99 feet; thence South 18 degrees 48 minutes 44 seconds West, 327.08 feet; thence South 18 degrees 43 minutes 02 seconds West, 107.75 feet; thence South 19 degrees 17 minutes 49 seconds West, 109.62 feet; thence South 17 degrees 32 minutes 40 seconds West,

248.74 feet; thence Southwesterly and Southerly along a curve to the left, tangent to the last described course, having a radius of 180 feet and a central angle of 13 degrees 02 minutes 52 seconds, an arc length of 40.99 feet to a point of compound curve; thence Southerly and Southeasterly along a curve to the left, tangent to the last described curve, having a radius of 24 feet and a central angle of 57 degrees 02 minutes 39 seconds, an arc length of 23.89 feet; thence South 30 degrees 57 minutes 47 seconds West, 41.57 feet; thence North 66 degrees 51 minutes 01 second West, 56.52 feet; thence North 63 degrees 15 minutes 21 seconds West, 81.59 feet; thence North 65 degrees 24 minutes 08 seconds West, 2.38 feet; thence Northwesterly along a curve to the right, tangent to the last described course, having a radius of 225 feet and a central angle of 18 degrees 02 minutes 26 seconds, an arc length of 70.85 feet; thence North 47 degrees 21 minutes 42 seconds West, tangent to the last described curve, a distance of 10.46 feet; thence North 62 degrees 05 minutes 38 seconds West, 328.82 feet; thence North 61 degrees 50 minutes 56 seconds West, 405.03 feet;  thence Northwesterly along a curve to the left, tangent to the last described course, having a radius of 1,500 feet and a central angle of 11 degrees 12 minutes 20 seconds, an arc length of 293.36 feet; thence North 73 degrees 03 minutes 16 seconds West, tangent to the last described curve, 498.49 feet; thence North 72 degrees 59 minutes 12 seconds West, 760.82 feet; thence Northwesterly along a curve to the right, tangent to the last described course, having a radius of 1,193 feet and a central angle of 03 degrees 34 minutes 06 seconds, an arc length of 74.30 feet; thence South 80 degrees 10 minutes 53 seconds West, not tangent to the last described curve, a distance of 23.98 feet; thence North 72 degrees 59 minutes 31 seconds West, 56.66 feet; thence North 63 degrees 17 minutes 05 seconds West, 52.36 feet; thence Northwesterly along a curve to the right, tangent to the last described course, having a radius of 1,210 feet and a central angle of 15 degrees 59 minutes 11 seconds, an arc length of 337.61 feet; thence North 42 degrees 42 minutes 06 seconds East, radial to the last described curve, a distance of 40.00 feet; thence Southeasterly along a curve to the left, having an initial tangent bearing of South 47 degrees 17 minutes 54 seconds East, a radius of 1,170 feet and a central angle of 15 degrees 59 minutes 11 seconds, an arc length of 326.45 feet; thence South 63 degrees 17 minutes 05 seconds East, tangent to the last described curve, a distance of 33.10 feet; thence South 80 degrees 39 minutes 26 seconds East, 72.03 feet; thence Southeasterly along a curve to the left, having an initial tangent bearing of South 68 degrees 21 minutes 08 seconds East, a radius of 1,153 feet and a central angle of 04 degrees 38 minutes 04 seconds, an arc length of 93.26 feet; thence South 72 degrees 59 minutes 12 seconds East, tangent to the last described curve, a distance of 760.79 feet; thence South 73 degrees 03 minutes 16 seconds East, 498.47 feet; thence Southeasterly along a curve to the right, tangent to the last described course, having a radius of 1,540 feet and a central angle of 11 degrees 12 minutes 20 seconds, an arc length of 301.18 feet; thence South 61 degrees 50 minutes 56 seconds East, tangent to the last described curve, a distance of 404.94 feet; thence South 62 degrees 05 minutes 38 seconds East, 328.73 feet; thence South 63 degrees 51 minutes 46 seconds East, 82.18 feet; thence Southeasterly, Easterly and Northeasterly along a curve to the left, tangent to the last described course, having a radius of 72 feet and a central angle of 98 degrees 35 minutes 34 seconds, an arc length of 123.90 feet; thence North 17 degrees 32 minutes 40 seconds East, tangent to the last described curve, a distance of 206.41 feet; thence North 19 degrees 17 minutes 49 seconds East, 109.98 feet; thence North 18 degrees 43 minutes 02 seconds East, 107.60 feet; thence North 18 degrees 48 minutes 44 seconds East, 326.91 feet; thence North 18 degrees 10 minutes 39 seconds East, 102.64 feet; thence North 17 degrees 40 minutes 47 seconds East, 119.26 feet; thence North 19 degrees 08 minutes 48 seconds East, 217.27 feet; thence North 18 degrees 42 minutes 19 seconds East, 208.59 feet; thence North 18 degrees 04 minutes 59 seconds East, 210.05 feet; thence North 18 degrees 45 minutes 35 seconds East, 216.92 feet; thence North 18 degrees 33 minutes 30 seconds East, 296.54 feet to the Point of Beginning. Containing an area of 211,211 square feet of 4.849 acres more or less.

TRACT 35 -- SOUTH CLARIFIER WATER STORAGE TANK COMMON

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 1,750.50 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 7,062.05 feet to the Point of Beginning of the tract of land to be herein described; thence South 00 degrees 02 minutes 17 seconds East, 51.83 feet; thence South 45 degrees 04 minutes 53 seconds West, 51.74 feet; thence South 89 degrees 57 minutes 35 seconds West, 51.89 feet; thence North 44 degrees 58 minutes 23 seconds West, 51.79 feet; thence North 00 degrees 06 minutes 23 seconds East, 51.83 feet; thence North 45 degrees 05 minutes 22 seconds East, 51.97 feet; thence South 89 degrees 47 minutes 55 seconds East, 51.58 feet; thence South 45 degrees 02 minutes 09 seconds East, 51.75 feet to the Point of Beginning. Containing 12,955 square feet, more or less.

TRACT 36 -- SERVICE WATER STORAGE TANK COMMON

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 1,723.30 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,756.40 feet to the Point of Beginning of the tract of land to be herein described; thence South 00 degrees 07 minutes 31 seconds East, 35.30 feet; thence South 45 degrees 02 minutes 03 seconds West, 35.23 feet, thence South 89 degrees 55 minutes 44 seconds West, 35.28 feet; North 44 degrees 59 minutes 59 seconds West, 35.29 feet; thence North 00 degrees 00 minutes 30 seconds West, 35.20 feet; thence North 45 degrees 02 minutes 15 seconds East, 35.32 feet; thence North 89 degrees 55 minutes 08 seconds East, 35.20 feet; thence South 44 degrees 59 minutes 02 seconds East, 35.23 feet to the Point of Beginning. Containing 6,001 square, feet more or less.

TRACT 38  -- WETLANDS AREA TRACT-1, Doc. #017522, Bk. 1091, Pg. 652

A tract of land in part of the Fractional Northwest Quarter of Section 32, Township 54 North, Range 36 West and in part of the Fractional Southwest Quarter of Section 29, Township 54 North, Range 36 West and in part of accreted lands, in Platte County, Missouri, described as follows: Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West; thence S00°28'04"W along the east line of said section 32 a distance of 452.16 feet; thence N89°31'56"W a distance of 3331.17 feet to the Point of Beginning; thence S74°02'42"W a distance of 495.30 feet; thence S63°08'29"W a distance of 1465.53 feet; thence N43°23'02"W a distance of 66.00 feet; thence N37°48'45"W a distance of 146.71 feet; thence N12°31'44"W a distance of 29,97 feet; thence N44°11'02"E a distance of 162.29 feet; thence N46°43'17"W a distance of 373.60 feet; thence N00°00'00"E a distance of 125.90 feet; thence N06°00'32"W a distance of 75.23 feet; thence N44°36'34"E a distance of 504.63 feet; thence N44°52'39"E a distance of 1758.86 feet; thence S49°59'37"E a distance of 119.44 feet; thence S41°25'25"E a distance of 307.13 feet; thence S28°16'19"E a distance of 261.49 feet; thence S16°09'52"E a distance of 278.06 feet; thence S07°41'46"E a distance of 144.51 feet; thence S00°22'28"E a distance of 296.10 feet; thence S03°33'05"W a distance of 330.57 feet to the Point of Beginning. Containing 61.02 acres more or less.

TRACT 53 -- ANHYDROUS AMMONIA STORAGE

A tract of land being a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Southeast corner of the Northeast Quarter of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence North  00 degrees 16 minutes 52 seconds East along the East line of the Northeast Quarter of said Section 32, a distance of 412.59 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,983.06 feet to the Point of Beginning of a tract to be herein described; thence South 44 degrees 59 minutes 15 seconds West, 95.04 feet; thence North 45 degrees 21 minutes 36 seconds West, 49.95 feet; thence North 45 degrees 01 minute 49 seconds East, 95.44 feet; thence South 44 degrees 53 minutes 30 seconds East, 49.88 feet to the Point of Beginning. Containing an area of 4,754 square feet more or less.

TRACT 54 -- NEW WAREHOUSE

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 648.12 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 5,918.90 feet to the Point of Beginning of a tract of land to be herein described; thence South 44 degrees 56 minutes 27 seconds West, 250.72 feet; thence North 45 degrees 09 minutes 26 seconds West, 100.98 feet; thence North 45 degrees 00 minutes 55 seconds East, 250.89 feet; thence South 45 degrees 03 minutes 42 seconds East, 100.65 feet, to the Point of Beginning, Containing an area of  25,284 square feet more or less.

TRACT 55 -- CONVEYOR SYSTEM

A tract of land being a portion of the Southeast Quarter of Fractional Section 8, Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Southeast corner of Section 29, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence North 00 degrees 50 minutes 07 seconds East along the East line of the Southeast Quarter of said Section 29, a distance of 273.25 feet; thence North 89 degrees 09 minutes 53 seconds West, perpendicular to the last described course, a distance of 6,238.78 feet to the Point of Beginning of the tract of land to be herein described; thence South 10 degrees 11 minutes 18 seconds East, 25.64 feet; thence South 09 degrees 48 minutes 40 seconds East, 33.87 feet; thence South 09 degrees 34 minutes 51 seconds East, 112.80 feet; thence South 09 degrees 52 minutes 56 seconds East, 4.49 feet; thence South 09 degrees 48 minutes 52 seconds East, 27.53 feet; thence South 09 degrees 17 minutes 20 seconds East, 4.42 feet; thence North 82 degrees 03 minutes 43 seconds East, 3.85 feet; thence South 09 degrees 07 minutes 10 seconds East, 85.28 feet; thence South 59 degrees 09 minutes 18 seconds East, 2.47 feet; thence South 58 degrees 55 minutes 11 seconds East, 34.70 feet; thence South 59 degrees 16 minutes 11 seconds East, 37.28 feet; thence South 30 degrees 48 minutes 51 seconds West, 37.30 feet; thence North 59 degrees 11 minutes 09 seconds West, 3.02 feet; thence South 30 degrees 50 minutes 20 seconds West, 37.65 feet; thence South 30 degrees 28 minutes 33 seconds West, 31.43 feet; thence North 59 degrees 05 minutes 17 seconds West, 31.62 feet; thence South 33 degrees 42 minutes 26 seconds West, 125.37 feet; thence South 30 degrees 26 minutes 35 seconds West, 20.14 feet; thence South 49 degrees 21 minutes 15 seconds East, 2.07 feet; thence South 30 degrees 55 minutes 48 seconds West, 7.30 feet; thence South 55 degrees 29 minutes 53 seconds East, 0.96 feet; thence South 30 degrees 42 minutes 39 seconds West, 14.96 feet; thence North 59 degrees 38 minutes 45 seconds West, 6.41 feet; thence South 31 degrees 13 minutes 47 seconds West, 38.25 feet; South 58 degrees 25 minutes 07 seconds East, 3.47 feet; thence South 23 degrees 46 minutes 22 seconds West, 0.36 feet; thence South 59 degrees 02 minutes 09 seconds East, 4.66 feet; thence South 31 degrees 00 minutes 19 seconds West, 14.90 feet; thence South 38 degrees 29 minutes 05 seconds West, 63.64 feet; thence South 30 degrees 38 minutes 07 seconds West, 43.51 feet; thence South 57 degrees 16 minutes 17 seconds East, 9.24 feet; thence South 31 degrees 04 minutes 49 seconds West, 32.80 feet; thence South 34 degrees 22 minutes 10 seconds West, 104.68 feet; thence South 29 degrees 55 minutes 32 seconds West, 3.29 feet; thence South 29 degrees 32 minutes 00 seconds West, 85.97 feet; thence South 30 degrees 55 minutes 55 seconds West, 3.26 feet; South 32 degrees 50 minutes 03 seconds West, 116.54 feet; thence South 30 degrees 16 minutes 27 seconds West, 3.46 feet; thence South 30 degrees 54 minutes 00 seconds West, 19.03 feet; thence South 21 degrees 26 minutes 16 seconds West, 109.76 feet; thence South 30 degrees 31 minutes 56 seconds West, 1.81 feet; thence South 41 degrees 04 seconds 43 seconds West, 119.36 feet; thence South 30 degrees 27 minutes 57 seconds West, 1.19 feet; thence South 22 degrees 35 minutes 26 seconds West, 177.13 feet; thence South 31 degrees 08 minutes 48 seconds West, 1.47 feet; thence South 40 degrees 34 minutes 45 seconds West, 72.98 feet; thence South 30 degrees 42 minutes 41 seconds West, 1.59 feet; thence South 30 degrees 51 minutes 53 seconds West, 38.33 feet; thence South 31 degrees 29 minutes 38 seconds West, 1.58 feet; thence South 18 degrees 03 minutes 02 seconds West, 98.56 feet; thence South 31 degrees 24 minutes 24 seconds West, 4.25 feet; thence South 49 degrees 46 minutes 52 seconds West, 49.32 feet; thence North 45 degrees 00 minutes 13 seconds West, 62.73 feet; thence North 39 degrees 22 minutes 28 seconds East, 31.91 feet; thence North 31 degrees 04 minutes 36 seconds East, 3.96 feet; thence North 34 degrees 55 minutes 02 seconds East, 96.36 feet; thence North 30 degrees 56 minutes 43 seconds East, 1.63 feet; thence North 30 degrees 52 minutes 50 seconds East, 38.33 feet; thence North 30 degrees 37 minutes 16 seconds East, 1.75 feet; thence North 41 degrees 14 minutes 06 seconds East, 73.13 feet; thence North 31 degrees 28 minutes 56 seconds East, 1.18 feet; thence North 22 degrees 35 minutes 04 seconds East, 177.14 feet; thence North 30 degrees 50 minutes 09 seconds East, 1.49 feet; thence North 43 degrees 02 minutes 14 seconds East, 120.16 feet; thence North 30 degrees 51 minutes 54 seconds East, 1.57 feet; thence North 29 degrees 16 minutes 40 seconds East, 108.30 feet; thence North 31 degrees 10 minutes 24 seconds East, 1.70 feet;  thence North 31 degrees 14 minutes 21 seconds East, 17.40 feet; thence North 29 degrees 38 minutes 17 second East, 3.49 feet; thence North 28 degrees 45 minutes 05 seconds East, 83.94 feet; thence North 29 degrees 33 minutes 46 seconds East, 32.52 feet; thence North 29 degrees 34 minutes 25 seconds East, 3.30 feet; thence North 32 degrees 10 minutes 11 seconds East, 86.08 feet; thence North 31 degrees 07 minutes 22 seconds East, 3.18 feet; thence North 27 degrees 25 minutes 45 seconds East, 104.69 feet; thence North 30 degrees 47 minutes 47 seconds East, 61.11 feet; thence North 56 degrees 30 minutes 49 seconds West, 3.89 feet; thence North 30 degrees 55 minutes 22 seconds East, 15.47 feet; thence North 36 degrees 02 minutes 36 seconds East, 63.01 feet; thence North 30 degrees 45 minutes 31 seconds East, 13.41 feet; thence South 59 degrees 12 minutes 11 seconds East, 8.13 feet; thence North 30 degrees 53 minutes 19 seconds East, 40.32 feet; thence North 58 degrees 14 minutes 53 seconds West, 6.76 feet; thence North 30 degrees 57 minutes 52 seconds East, 14.95 feet; thence South 60 degrees 54 minutes 07 seconds East, 0.95 feet; thence North 31 degrees 11 minutes 50 seconds East, 7.72 feet; thence South 59 degrees 00 minutes 07 seconds East, 2.20 feet; thence North 30 degrees 57 minutes 41 seconds East, 20.51 feet; thence North 28 degrees 00 minutes 51 seconds East, 125.32 feet; thence North 59 degrees 09 minutes 08 seconds West, 31.47 feet; thence North 30 degrees 53 minutes 08 seconds East, 31.39 feet; thence North 30 degrees 47 minutes 37 seconds East, 37.64 feet; thence North 59 degrees 12 minutes 23 seconds West, 2.94 feet; thence North 30 degrees 47 minutes 37 seconds East, 12.70 feet; thence North 10 degrees 02 minutes 36 seconds West, 81.32 feet; thence North 78 degrees 08 minutes 31 seconds East, 3.61 feet; thence North 10 degrees 29 minutes 47 seconds West, 4.49 feet; thence North 09 degrees 28 minutes 17 seconds West, 27.43 feet; thence North 10 degrees 48 minutes 20 seconds West, 4.51 feet; thence North 79 degrees 43 minutes 33 seconds East, 4.53 feet; North 10 degrees 32 minutes 36 second West, 112.71 feet; thence North 09 degrees 31 minutes 19 seconds West, 33.84 feet; thence North 44 degrees 53 minutes 55 seconds West, 1.72 feet; thence North 45 degrees 06 minutes 05 seconds East, perpendicular to the last described course, a distance of 42.22 feet, to the Point of Beginning. Containing 72,214 square feet of 1.658 acres more or less.

TRACT 56 -- FABRICATION SHOP

A tract of land being a portion of the Southeast Quarter of Fractional Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri, now in Platte County in said State, being more particularly described as follows:

Commencing at the Northeast corner of said Section 32; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 2,673.58 feet, to the Southeast corner of the Northeast Quarter of said Section 32; thence South 00 degrees 39 minutes 17 seconds West along the East line of the Southeast Quarter of said Section 32, a distance of 493.22 feet; thence North 89 degrees 20 minutes 43 seconds West, perpendicular to the last described course, a distance of 477.67 feet to the Point of Beginning of the tract of land to be herein described; thence South 02 degrees 08 minutes 50 seconds West, 230.48 feet; thence South 02 degrees 54 minutes 52 seconds West, 413.65 feet; thence South 01 degree 49 minutes 34 seconds West, 109.77 feet; thence South 19 degrees 27 minutes 02 seconds West, 28.44 feet; thence Southwesterly, Westerly and Northwesterly along a curve to the right, tangent to the last described course, having a radius of 18 feet and a central angle of 101 degrees 06 minutes 04 seconds, an arc length of 31.76 feet; thence North 59 degrees 26 minutes 54 seconds West, tangent to the last described curve, a distance of 27.09 feet; thence North 48 degrees 29 minutes 04 seconds West, 32.87 feet; thence North 42 degrees 57 minutes 16 seconds West, 76.81 feet; thence North 45 degrees 59 minutes 23 seconds West, 54.44 feet; thence North 44 degrees 26 minutes 59 seconds West, 54.91 feet; thence North 45 degrees 03 minutes 21 seconds West, 26.08 feet; thence North 40 degrees 22 minutes 01 second West, 12.78 feet; thence North 26 degrees 34 minutes 00 seconds West, 17.40 feet; thence Northwesterly along a curve to the left, tangent to the last described course, having a radius of 75 feet and a central angle of 40 degrees 31 minutes 09 seconds, an arc length of 53.04 feet; thence North 67 degrees 05 minutes 09 seconds West, tangent to the last described curve, a distance of 5.77 feet; thence North 54 degrees 41 minutes 05 seconds West, 22.75 feet; thence North 43 degrees 50 minutes 03 seconds West, 47.65 feet; thence North 44 degrees 42 minutes 27 seconds West, 75.75 feet; thence Northwesterly, Northerly and Northeasterly along a curve to the right, tangent to the last described course, having a radius of 20 feet and a central angle of 82 degrees 26 minutes 33 seconds, an arc length of 28.78 feet; thence North 37 degrees 44 minutes 06 seconds East, tangent to the last described curve, a distance of 24.40 feet; thence North 44 degrees 40 minutes 27 seconds East, 231.43 feet; thence North 45 degrees 06 minutes 06 seconds East, 148.78 feet; thence North 45 degrees 38 minutes 58 seconds East, 178.86 feet; thence North 57 degrees 22 minutes 13 seconds East, 14.31 feet; thence Southeasterly and Southerly along a curve to the right, having an initial tangent bearing of South 77 degrees 29 minutes 46 seconds East, a radius of 10 feet and a central angle of 79 degrees 38 minutes 36 seconds, an arc length of 13.90 feet to the Point of Beginning. Containing 181,234 square feet or 4.161 acres, more or less.

TRACT 57 -- FABRICATION SHOP PARKING LOT

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 1,053.81 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,125.28 feet to a point on the Northerly right-of-way line of the Main Entrance Road to the Iatan Generating Station, being also the Point of Beginning of the tract of land to be herein described; thence South 45 degrees 00 minutes 25 seconds West, along the Northerly right-of-way line of said Main Entrance Road, a distance of 156.69 feet; thence North 44 degrees 59 minutes 35 seconds West and no longer along said Northerly right-of-way line, perpendicular to the last described course, a distance of 241.19 feet; thence North 44 degrees 59 minutes 47 seconds East, 96.27 feet; thence South 45 degrees 00 minutes 13 seconds East, perpendicular to the last described course, a distance of 42.68; thence North 44 degrees 59 minutes 47 seconds East, perpendicular to the last described course, a distance of 120.80 feet; thence North 45 degrees 00 minutes 13 seconds West, perpendicular to the last described course, a distance of 42.30 feet; thence North 44 degrees 41 minutes 01 second East, 52.89 feet; thence South 69 degrees 25 minutes 00 seconds East, 9.33 feet; thence South 50 degrees 51 minutes 45 seconds East, 6.11 feet; thence South 44 degrees 42 minutes 36 seconds East, 98.52 feet; thence South 45 degrees 00 minutes 25 seconds West, 117.26 feet; thence South 44 degrees 59 minutes 35 seconds East, perpendicular to the last described course, a distance of 128.06 feet, to the Point of Beginning, Containing an area of 45,904 square feet or 1.054 acres, more or less.

TRACT 58 -- FLY ASH PIPE RACK

A tract of land being a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Southeast corner of the Northeast Quarter of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence North  00 degrees 16 minutes 52 seconds East along the East line of the Northeast Quarter of said Section 32, a distance of 298.63 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,542.24 feet to the Point of Beginning of a tract to be herein described; thence South 45 degrees 09 minutes 51 seconds West, 11.78 feet; thence North 44 degrees 52 minutes 47 seconds West, 47.24 feet; thence South 44 degrees 52 minutes 44 seconds West, 4.72 feet; thence North 48 degrees 09 minutes 43 seconds West, 1.09 feet; thence North 89 degrees 36 minutes 55 seconds West, 69.02 feet; thence South 44 degrees 52 minutes 29 seconds West, 242.10 feet; thence North 89 degrees 49 minutes 53 seconds West, 63.57 feet; thence South 41 degrees 27 minutes 25 seconds West, 19.75 feet; thence Northerly and Northwesterly along a curve the left having a initial tangent bearing of North 37 degrees 48 minutes 21 seconds West, a radius of 25.84 feet and a central angle of 16 degrees 55 minutes 22 seconds, a arc length of 7.63 feet; thence North 45 degrees 25 minutes 30 seconds East, 14.49 feet; thence South 89 degrees 32 minutes 39 seconds West, 5.68 feet; thence North 03 degrees 12 minutes 55 seconds West, 0.82 feet; thence North 45 degrees 10 minutes 03 seconds West, 11.27 feet; thence North 45 degrees 47 minutes 42 seconds East, 11.17 feet; thence North 04 degrees 14 minutes 52 seconds East, 0.95 feet; thence South 89 degrees 48 minutes 48 seconds East, 11.08 feet; thence North 44 degrees 58 minutes 08 seconds West, 22.25 feet; thence South 84 degrees 18 minutes 35 seconds West, 2.81 feet; thence North 06 degrees 28 minutes 25 seconds West, 19.73 feet; thence South 43 degrees 27 minutes 46 seconds East, 49.10 feet; thence North 89 degrees 58 minutes 44 seconds East, 47.56 feet; thence North 44 degrees 59 minutes 17 seconds East, 247.07 feet; thence South 42 degrees 25 minutes 53 seconds East, 2.43 feet; thence South 42 degrees 00 minutes 36 seconds West. 1.07 feet; thence North 89 degrees 46 minutes 37 seconds East, 52.82 feet; thence North 44 degrees 52 minutes 39 seconds East, 14.47 feet; thence South 45 degrees 53 minutes 26 seconds East, 50.68 feet; thence South 44 degrees 59 minutes 59 seconds East, 23.27 feet to the Point of Beginning. Containing an area of 7,952 square feet more or less.

TRACT 59 -- GYPSUM STOCKOUT

A tract of land being a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of the Southeast Quarter of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 39 minutes 17 seconds West along the East line of the Southeast Quarter of said Section 32, a distance of 284.93 feet; thence North 89 degrees 20 minutes 43 seconds West, perpendicular to the last described course, a distance of 6,207.84 feet to the Point of Beginning of a tract to be herein described; thence South 45 degrees 11 minutes 16 seconds West, 198.24 feet; thence North 44 degrees 43 minutes 52 seconds West, 78.29 feet; thence South 43 degrees 04 minutes 22 seconds West,

40.45 feet; thence South 73 degrees 27 minutes 05 seconds West, 53.15 feet; thence North 15 degrees 13 minutes 36 seconds West, 75.24 feet; thence North 44 degrees 59 minutes 59 seconds West, 108.14 feet; thence North 45 degrees 00 minutes 01 second East, perpendicular to the last described course, a distance of 246.37 feet; thence South 45 degrees 16 minutes 17 seconds West, 276.35 feet to the Point of Beginning. Containing an area of 65,898 square feet or 1.513 acres more or less.

TRACT 61 -- LAY DOWN STORAGE

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 577.37 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 5,990.50 feet to the Point of Beginning of a tract of land to be herein described; thence South 45 degrees 00 minutes 55 seconds West, 250.89 feet; thence South 45 degrees 06 minutes 33 seconds West, 41.94 feet; thence North 85 degrees 52 minutes 10 seconds West, 4.54 feet; thence North 43 degrees 46 minutes 15 seconds West, 145.59 feet; thence North 06 degrees 02 minutes 21 seconds West, 15.65 feet; thence North 11 degrees 53 minutes 49 seconds East, 17.36 feet; thence North 45 degrees 11 minutes 18 seconds East, 313.47 feet; thence North 79 degrees 53 minutes 36 seconds East, 18.13 feet; thence North 86 degrees 00 minutes 18 seconds East, 16.88 feet; thence South 79 degrees 31 minutes 53 seconds East, 12.70 feet; thence South 51 degrees 18 minutes 41 seconds East, 10.25 feet; South 44 degrees 12 minutes 30 seconds East, 101.75 feet; thence South 01 degree 10 minutes 37 seconds East, 11.44 feet; thence South 09 degrees 35 minutes 06 seconds West, 7.99 feet; South 33 degrees 42 minutes 36 seconds West, 66.56 feet, to the Point of Beginning, Containing an area of 63,318 square feet or 1.454 acres, more or less.

TRACT 62 -- LIMESTONE CONVEYOR-NORTH

A tract of land being a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of the Southeast Quarter of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 39 minutes 17 seconds West along the East line of the Southeast Quarter of said Section 32, a distance of 608.44 feet; thence North 89 degrees 20 minutes 43 seconds West, perpendicular to the last described course, a distance of 6,146.61 feet to the Point of Beginning of a tract to be herein described; thence South 37 degrees 00 minutes 48 seconds West, 25.30 feet; thence North 49 degrees 04 minutes 06 seconds West, 4.35 feet; thence North 41 degrees 23 minutes 51 seconds East, 0.53 feet; thence North 48 degrees 36 minutes 09 seconds West, 6.00 feet; thence South 42 degrees 49 minutes 14 seconds West, 2.89 feet; thence North 48 degrees 07 minutes 19 seconds West, 14.98 feet; thence North 41 degrees 38 minutes 38 seconds East, 3.01 feet; thence North 48 degrees 08 minutes 58 seconds West, 34.71 feet; thence South 41 degrees 55 minutes 34 seconds West, 3.03 feet; thence North 49 degrees 10 minutes 35 seconds West, 3.41 feet; thence North 47 degrees 47 minutes 28 seconds West, 12.77 feet; thence North 46 degrees 48 minutes 06 seconds West, 3.88 feet; thence North 47 degrees 10 minutes 14 seconds West, 13.04 feet; thence South 42 degrees 49 minutes 46 seconds West, perpendicular to the last described course, a distance of 12.85 feet; thence North 48 degrees 10 minutes 52 seconds West, 20.07 feet; thence North 41 degrees 46 minutes 39 seconds East, 15.64 feet; thence North 47 degrees 46 minutes 54 seconds West, 26.06 feet; thence South 43 degrees 03 minutes 33 seconds West, 10.16 feet; thence North 47 degrees 59 minutes 42 seconds West, 8.06 feet; thence North 40 degrees 32 minutes 14 seconds West,

43.45 feet; thence North 48 degrees 27 minutes 41 seconds West, 2.50 feet; thence North 50 degrees 23 minutes 36 seconds West, 73.52 feet; thence North 48 degrees 26 minutes 13 seconds West, 2.52 feet; thence North 50 degrees 21 minutes 22 seconds West, 72.82 feet; thence North 49 degrees 24 minutes 11 seconds West, 3.88 feet; thence North 51 degrees 24 minutes 50 seconds West, 115.28 feet; thence North 47 degrees 19 minutes 40 seconds West, 3.96 feet; thence North 49 degrees 17 minutes 50 seconds West, 129.37 feet; thence North 46 degrees 54 minutes 51 seconds West, 3.89 feet; thence North 48 degrees 31 minutes 22 seconds West, 95.70 feet; thence North 46 degrees 48 minutes 43 seconds West, 3.60 feet; thence North 41 degrees 47 minutes 43 seconds East, 34.41 feet; thence South 47 degrees 45 minutes 32 seconds East, 3.66 feet; thence South 48 degrees 10 minutes 19 seconds East, 95.57 feet; thence South 49 degrees 04 minutes 08 seconds East, 3.95 feet; thence South 55 degrees 54 minutes 41 seconds East, 130.30 feet; thence South 48 degrees 09 minutes 54 seconds East, 3.95 feet; thence South 46 degrees 23 minutes 59 seconds East, 115.58 feet; thence South 48 degrees 01 minute 34 seconds East, 3.96 feet; thence South 45 degrees 39 minutes 36 seconds East, 72.71 feet; thence South 48 degrees 19 minutes 36 seconds East, 2.55 feet; thence South 45 degrees 40 minutes 39 seconds East, 73.75 feet; thence South 48 degrees 05 minutes 20 seconds East, 2.60 feet; thence South 55 degrees 31 minutes 36 seconds East, 43.37 feet; thence South 48 degrees 10 minutes 38 seconds East, 6.64 feet; thence South 42 degrees 12 minutes 16 seconds West, 7.72 feet; thence South 47 degrees 47 minutes 44 seconds East, 26.12 feet; thence North 42 degrees 27 minutes 16 seconds East, 10.49 feet; thence South 47 degrees 36 minutes 21 seconds East, 22.41 feet; thence South 42 degrees 49 minutes 46 seconds West, 7.50 feet; thence South 47 degrees 10 minutes 14 seconds East, 10.97 feet; thence South 47 degrees 53 minutes 08 seconds East, 3.91 feet; thence South 47 degrees 16 minutes 18 seconds East, 12.23 feet; thence South 47 degrees 32 minutes 17 seconds East, 4.15 feet; thence North 38 degrees 07 minutes 57 seconds East, 2.11 feet; thence South 47 degrees 28 minutes 54 seconds East, 55.59 feet; thence North 45 degrees 06 minutes 42 seconds East, 0.51 feet; thence South 46 degrees 49 minutes 02 seconds East, 3.91 feet to the Point of Beginning. Containing an area of 24,841 square feet more or less.

TRACT 63 -- LIMESTONE CONVEYOR-SOUTH

A tract of land being a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of the Southeast Quarter of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 39 minutes 17 seconds West along the East line of the Southeast Quarter of said Section 32, a distance of 812.30 feet; thence North 89 degrees 20 minutes 43 seconds West, perpendicular to the last described course, a distance of 5,856.78 feet to the Point of Beginning of a tract to be herein described; thence South 37 degrees 38 minutes 53 seconds West, 11.73 feet; thence North 57 degrees 53 minutes 38 seconds West, 52.69 feet; thence North 31 degrees 57 minutes 46 seconds East, 4.26 feet; thence North 58 degrees 02 minutes 14 seconds West, 2.95 feet; thence South 36 degrees 53 minutes 18 seconds West, 7.12 feet; thence North 61 degrees 35 minutes 10 seconds West, 7.59 feet; thence North 31 degrees 52 minutes 42 seconds East, 4.92 feet; thence North 58 degrees 07 minutes 18 seconds West, 29.29 feet; thence South 31 degrees 49 minutes 58 seconds West, 15.68 feet; thence North 58 degrees 28 minutes 32 seconds West, 20.19 feet; thence North 31 degrees 59 minutes 08 seconds East, 15.66 feet; thence North 57 degrees 42 minutes 05 seconds West, 19.28 feet; thence South 31 degrees 05 minutes 38 seconds West, 10.28 feet; thence North 57 degrees 18 minutes 36 seconds West, 8.11 feet; thence North 54 degrees 08 minutes 24 seconds West, 55.55 feet; thence North 58 degrees 10 minutes 39 seconds West, 2.56 feet; thence North 31 degrees 44 minutes 41 seconds East, 22.77 feet; thence South 57 degrees 03 minutes 38 seconds East, 2.60 feet; thence South 51 degrees 29 minutes 49 seconds East, 55.84 feet; thence South 58 degrees 05 minutes 49 seconds East, 27.16 feet; thence North 32 degrees 02 minutes 34 seconds East, 10.65 feet; thence South 57 degrees 51 minutes 04 seconds East, 20.15 feet; thence South 31 degrees 49 minutes 58 seconds West, 13.01 feet; thence South 58 degrees 07 minutes 18 seconds East, 33.83 feet; thence North 32 degrees 33 minutes 21 seconds East, 1.37 feet; thence South 57 degrees 49 minutes 14 seconds East, 3.96 feet; thence South 32 degrees 33 minutes 42 seconds West, 1.35 feet; thence South 58 degrees 07 minutes 18 seconds East, 2.67 feet; thence North 31 degrees 52 minutes 42 seconds East, 2.39 feet; thence South 58 degrees 03 minutes 27 seconds East, 53.85 feet to the Point of Beginning. Containing an area of 3,288 square feet more or less.

TRACT 64 -- LIMESTONE STORAGE

A tract of land being a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of the Southeast Quarter of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 39 minutes 17 seconds West along the East line of the Southeast Quarter of said Section 32, a distance of 670.99 feet; thence North 89 degrees 20 minutes 43 seconds West, perpendicular to the last described course, a distance of 6,022.16 feet to the Point of Beginning of a tract to be herein described; thence South 16 degrees 06 minutes 04 seconds West, 34.58 feet; thence South 46 degrees 02 minutes 55 seconds West, 39.13 feet; thence South 75 degrees 01 minute 22 seconds West, 39.24 feet; thence North 75 degrees 00 minutes 03 seconds West, 39.11 feet; thence North 45 degrees 02 minutes 17 seconds West, 38.87 feet; thence North 16 degrees 51 minutes 19 seconds West, 32.11 feet; thence North 14 degrees 28 minutes 47 seconds East, 39.29 feet; thence North 44 degrees 34 minutes 15 seconds East, 39.23 feet; thence North 74 degrees 33 minutes 06 seconds East, 39.04 feet; thence South 77 degrees 03 minutes 43 seconds East, 38.50 feet; thence South 44 degrees 56 minutes 02 seconds East, 39.12 feet; thence South 14 degrees 58 minutes 19 seconds East, 39.20 feet to the Point of Beginning. Containing an area of 16,253 square feet more or less.

TRACT 65 -- LIMESTONE UNLOADING

A tract of land being a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of the Southeast Quarter of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 39 minutes 17 seconds West along the East line of the Southeast Quarter of said Section 32, a distance of 877.01 feet; thence North 89 degrees 20 minutes 43 seconds West, perpendicular to the last described course, a distance of 5,751.25 feet to the Point of Beginning of a tract to be herein described; thence South 45 degrees 38 minutes 14 seconds West, 38.29 feet; thence North 44 degrees 16 minutes 16 seconds West, 43.60 feet; thence North 45 degrees 43 minutes 44 seconds East, perpendicular to the last described course, a distance of 8.06 feet; thence North 44 degrees 23 minutes 33 seconds West, 29.47 feet; thence North 45 degrees 34 minutes 20 seconds East, 25.25 feet; thence South 44 degrees 13 minutes 43 seconds East, 29.54 feet; thence North 45 degrees 43 minutes 44 seconds East, 5.00 feet; thence South 44 degrees 21 minutes 46 seconds East, 43.53 feet to the Point of Beginning. Containing an area of 2,410 square feet more or less.

TRACT 66 -- LUBE OIL/PAINT STORAGE

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri;

thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 450.72 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 5,793.76 feet to the Point of Beginning of a tract of land to be herein described; thence South 45 degrees 00 minutes 25 seconds West, 80.69 feet; thence North 44 degrees 59 minutes 35 seconds West, perpendicular to the last described course, a distance of 30.82 feet; thence North 45 degrees 00 minutes 25 seconds East, perpendicular to the last described course, a distance of 80.69 feet; thence South 44 degrees 59 minutes 35 seconds East, perpendicular to the last described course, a distance of 30.82 feet, to the Point of Beginning, Containing an area of 2,487 square feet more or less.

TRACT 67 -- FUEL YARD NORTH-A

A tract of land being a portion of the Southeast Quarter of Fractional Section 8, Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Southeast corner of Section 29, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence North 00 degrees 50 minutes 07 seconds East along the East line of the Southeast Quarter of said Section 29, a distance of 300.69 feet; thence North 89 degrees 09 minutes 53 seconds West, perpendicular to the last described course, a distance of 6,266.99 feet; thence North 38 degrees 00 minutes 40 seconds West, 113.01 feet; thence North 45 degrees 08 minutes 28 seconds West, 19.84; thence South 45 degrees 22 minutes 39 seconds West, 10.02 feet; thence North 64 degrees 59 minutes 31 seconds West, 8.60 feet; thence North 59 degrees 33 minutes 55 seconds West, 33.19 feet; thence North 78 degrees 03 minutes 59 seconds West, 29.41 feet; thence South 87 degrees 51 minutes 28 seconds West, 361.24 feet to the Point of Beginning of the tract of land to be herein described; thence South 56 degrees 19 minutes 26 seconds West, 361.99 feet; thence South 48 degrees 18 minutes 17 seconds West, 338.24 feet; thence South 44 degrees 43 minutes 34 seconds West, 386.18 feet; thence South 39 degrees 14 minutes 45 seconds West, 89.60 feet; thence South 15 degrees 54 minutes 51 seconds West, 113.82 feet; thence South 04 degrees 31 minutes 44 seconds West, 131.19 feet; thence North 56 degrees 36 minutes 23 seconds West, 44.91 feet; thence North 68 degrees 48 minutes 10 seconds West, 22.17 feet; thence North 44 degrees 53 minutes 06 seconds West, 553.83 feet; thence North 67 degrees 55 minutes 27 seconds West, 11.94 feet; thence South 44 degrees 53 minutes 41 seconds West, 95.90 feet; thence North 44 degrees 52 minutes 17 seconds West, 8.27 feet; thence North 44 degrees 52 minutes 12 seconds East, 95.92 feet; thence North 44 degrees 10 minutes 53 seconds West, 10.62 feet; thence North 44 degrees 58 minutes 10 seconds East, 297.14 feet; thence North 45 degrees 03 minutes 15 seconds East, 403.64 feet; thence North 52 degrees 36 minutes 04 seconds East, 26.51 feet; thence North 64 degrees 18 minutes 28 seconds East, 58.83 feet; thence North 79 degrees 53 minutes 11 seconds East, 53.17 feet; thence North 87 degrees 57 minutes 16 seconds East, 387.74 feet; thence South 79 degrees 48 minutes 10 seconds East, 16.24 feet; thence North 88 degrees 54 minutes 42 seconds East, 185.26 feet; thence North 88 degrees 47 minutes 05 seconds East, 56.54 feet; thence North 87 degrees 58 minutes 49 seconds East, 119.02 feet; thence North 87 degrees 56 minutes 23 seconds East, 10.87 feet, to the Point of Beginning. Containing an area of 546,994 square feet of 12.557 acres more or less.

TRACT 68 -- PCM-1 BUILDING(Power Control Module)

A tract of land being a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Southeast corner of the Northeast Quarter of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the

State of Missouri; thence North 00 degrees 16 minutes 52 seconds East along the East line of the Northeast Quarter of said Section 32, a distance of 86.71 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,754.67 feet to the Point of Beginning of a tract to be herein described; thence South 45 degrees 02 minutes 09 seconds West, 101.40 feet; thence North 44 degrees 57 minutes 51 seconds West, perpendicular to the last described course, a distance of 26.90 feet; thence North 45 degrees 02 minutes 09 seconds East, perpendicular to the last described course, a distance of 101.40 feet; thence South 44 degrees 57 minutes 51 seconds East, perpendicular to the last described course, a distance of 26.90 feet to the Point of Beginning. Containing an area of 2,717 square feet more or less.

TRACT 70 -- ABSORBER BUILDING

A tract of land being a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of the Southeast Quarter of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 39 minutes 17 seconds West along the East line of the Southeast Quarter of said Section 32, a distance of 65.77 feet; thence North 89 degrees 20 minutes 43 seconds West, perpendicular to the last described course, a distance of 6,476.90 feet to the Point of Beginning of a tract to be herein described; thence South 42 degrees 02 minutes 53 seconds West, 54.29 feet; thence South 43 degrees 52 minutes 52 seconds West, 23.24 feet; thence North 45 degrees 59 minutes 37 seconds West, 10.03 feet; thence South 45 degrees 12 minutes 54 seconds West, 15.49 feet; thence North 45 degrees 00 minutes 48 seconds West, 173.81 feet; thence South 45 degrees 07 minutes 05 seconds West, 16.54 feet; thence North 45 degrees 37 minutes 24 seconds West, 48.79 feet; thence North 44 degrees 14 minutes 09 seconds East, 16.64 feet; thence North 44 degrees 48 minutes 11 seconds West, 39.89 feet; thence North 44 degrees 52 minutes 40 seconds East, 38.79 feet; thence North 44 degrees 40 minutes 26 seconds West, 9.49 feet; thence North 45 degrees 16 minutes 13 seconds East, 57.31 feet; thence South 44 degrees 43 minutes 47 seconds East, perpendicular to the last described course, a distance of 20.04 feet; thence Southwesterly, Southerly and Southeasterly along a curve to the left having an initial tangent bearing of South 66 degrees 03 minutes 41 seconds  West, a radius of 34.08 feet and a central angle of 172 degrees 49 minutes 53 seconds, an arc length of 102.80 feet; thence South 45 degrees 41 minutes 51 seconds East, 15.66 feet; thence South 44 degrees 33 minutes 07 seconds West, 24.15 feet; thence South 45 degrees 22 minutes 03 seconds East, 83.36 feet; thence North 44 degrees 58 minutes 08 seconds East, 23.72 feet; thence South 44 degrees 52 minutes 06 seconds East, 16.14 feet; thence Southwesterly, Southerly, Northeasterly and Northerly along a curve to the left have an initial tangent bearing of South 17 degrees 06 minutes 53 seconds West, a radius of 33.93 feet and a central angle of 169 degrees 23 minutes 24 seconds, an arc length of 33.93 feet; thence South 43 degrees 38 minutes 52 seconds East, 19.28 feet to the Point of Beginning. Containing an area of 16,837 square feet more or less.

TRACT 71 -- ABSORBER STORAGE TANK FARM

A tract of land being a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of the Southeast Quarter of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 39 minutes 17 seconds West along the East line of the Southeast Quarter of said Section 32, a distance of 135.64 feet; thence North 89 degrees 20 minutes 43 seconds West, perpendicular to the last described course, a distance of 6,562.44 feet to the Point of Beginning of a tract to be herein described; thence South 44 degrees 55 minutes 50 seconds West, 11.49 feet; thence North 89 degrees 52 minutes 00 seconds West, 11.58 feet; thence North 44 degrees 54 minutes 35 seconds West, 11.46 feet; thence North 00 degrees 10 minutes 00 seconds East, 11.45 feet; thence North 45 degrees 18 minutes 05 seconds West, 3.61 feet; thence South 89 degrees 35 minutes 18 seconds West, 11.41 feet; thence North 44 degrees 49 minutes 50 seconds West, 11.51 feet; thence North 00 degrees 24 minutes 00 seconds East, 11.55 feet; thence North 48 degrees 38 minutes 14 seconds West, 23.23 feet; thence South 89 degrees 52 minutes 36 seconds West, 14.41 feet; thence North 45 degrees 01 minute 10 seconds West, 14.51 feet; thence North 00 degrees 05 minutes 04 seconds East, 14.42 feet; thence North 43 degrees 49 minutes 05 seconds West, 3.44 feet; thence North 89 degrees 43 minutes 35 seconds West, 14.52 feet; thence North 45 degrees 11 minutes 18 seconds West, 14.28 feet; thence North 00 degrees 07 minutes 24 seconds West, 14.42 feet; thence North 79 degrees 31 minutes 23 seconds West, 13.27 feet; thence North 89 degrees 59 minutes 03 seconds West, 10.42 feet; thence North 44 degrees 35 minutes 32 seconds West, 10.41 feet; thence North 00 degrees 00 minutes 27 seconds West, 10.35 feet; thence North 45 degrees 25 minutes 15 seconds, West, 2.59 feet; thence South 87 degrees 21 minutes 26 seconds West, 10.41 feet; thence North 45 degrees 36 minutes 44 seconds West, 10.38 feet; thence North 01 degree 04 minutes 58 seconds West, 10.48 feet; thence North 44 degrees 43 minutes 35 seconds East, 10.46 feet; thence North 87 degrees 26 minutes 40 seconds East, 10.64 feet; thence South 45 degrees 21 minutes 02 seconds East, 10.45 feet; thence South 00 degrees 02 minutes 35 seconds West, 10.41 feet; thence South 45 degrees 21 minutes 41 seconds East, 2.54 feet; thence South 89 degrees 51 minutes 59 seconds East, 10.34 feet; thence South 45 degrees 03 minutes 55 seconds East, 10.51 feet; thence South 00 degrees 05 minutes 10 seconds East, 10.32 feet; thence North 89 degrees 03 minutes 55 seconds East, 15.77 feet; thence South 89 degrees 42 minutes 07 seconds East, 14.40 feet; thence South 44 degrees 53 minutes 15 seconds East, 14.31 feet; thence South 00 degrees 26 minutes 46 seconds East, 14.43 feet; thence South 43 degrees 59 minutes 17 seconds East, 3.51 feet; thence North 89 degrees 54 minutes 18 seconds East, 14.47 feet; thence South 44 degrees 45 minutes 52 seconds East, 14.36 feet; thence South 00 degrees 13 minutes 49 seconds East, 14.41 feet; thence South 41 degrees 19 minutes 28 seconds East 23.23 feet; thence North 89 degrees 55 minutes 47 seconds. East, 11.50 feet; thence South 44 degrees 45 minutes 36 seconds East, 11.47 feet; thence South 00 degrees 34 minutes 41 seconds East, 11.63 feet; thence South 45 degrees 47 minutes 33 seconds East, 3.40 feet; thence North 89 degrees 50 minutes 30 seconds East, 11.49 feet; thence South 44 degrees 48 minutes 20 seconds East, 11.52 feet; thence South 00 degrees 01 minute 41 seconds East, 11.46 feet to the Point of Beginning. Containing an area of 4,880 square feet more or less.

TRACT 73 -- UNIT 1 & II LIMESTONE PREP & SLUDGE DEWATERING

A tract of land being a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of the Southeast Quarter of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 39 minutes 17 seconds West along the East line of the Southeast Quarter of said Section 32, a distance of 151.73 feet; thence North 89 degrees 20 minutes 43 seconds West, perpendicular to the last described course, a distance of 6,586.87 feet to the Point of Beginning of a tract to be herein described; thence South 45 degrees 00 minutes 40 seconds West, 63.85 feet; thence South 44 degrees 50 minutes 52 seconds West, 5.30 feet; thence South 45 degrees 09 minutes 08 seconds East, 6.15 feet; thence South 00 degrees 02 minutes 22 seconds East, 13.22 feet; thence South 44 degrees 59 minutes 46 seconds West, 13.51 feet; thence North 89 degrees 55 minutes 00 seconds West, 13.18 feet; thence North 45 degrees 01 minute 49 seconds West, 13.12 feet; thence North 00 degrees 10 minutes 00 seconds East, 13.16 feet; thence North 44 degrees 29 minutes 55 seconds West, 6.86 feet; thence South 89 degrees 51 minutes 20 seconds West, 13.15 feet; thence North 45 degrees 03 minutes 06 seconds West, 13.23 feet; thence North 00 degrees 33 minutes 10 seconds East, 13.05 feet; thence North 43 degrees 45 minutes 09 seconds East, 13.09 feet; thence North 89 degrees 20 minutes 50 seconds East, 13.53 feet; thence North 44 degrees 54 minutes 27 seconds East, 5.25 feet; thence North 45 degrees 05 minutes 33 seconds West, 21.66 feet; thence South 44 degrees 04 minutes 39 seconds West, 24.65 feet; thence North 43 degrees 39 minutes 37 seconds West, 10.05 feet; thence South 45 degrees 14 minutes 36 seconds West, 12.72 feet; thence North 44 degrees 22 minutes 09 seconds West, 27.98 feet; thence North 46 degrees 08 minutes 27 seconds East, 12.71 feet; thence North 44 degrees 45 minutes 51 seconds West, 44.52 feet; thence North 45 degrees 02 minutes 23 seconds East, 88.40 feet; thence South 44 degrees 48 minutes 27 seconds East, 149.13  feet to the Point of Beginning. Containing an area of 14,087 square feet more or less.

TRACT 75 -- 30 INCH INTAKE PIPE UNIT 1 AND UNIT 2

A Ten (10) feet wide strip of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, the centerline of said 10 feet wide strip of land is more particularly described as follows:

Commencing at the Northeast corner of the Southeast Quarter of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 39 minutes 17 seconds West along the East line of the Southeast Quarter of said Section 32, a distance of 1,201.12 feet; thence North 89 degrees 20 minutes 43 seconds West, perpendicular to the last described course, a distance of 7,312.25 feet to the Point of Beginning of the Centerline of said Ten (10) feet wide strip of land, the following courses and distances; thence North 44 degrees 59 minutes 59 seconds West, 48.91 feet; thence North 23 degrees 07 minutes 35 seconds East, 145.07 feet; thence North 10 degrees 02 minutes 49 seconds East, 156.38 feet; thence North 17 degrees 48 minutes 15 seconds East, 194.10 feet; thence North 45 degrees 35 minutes 11 seconds East, 595.37 feet; thence North 44 degrees 59 minutes 59 seconds West, 986.25 feet; thence Northeasterly along a curve to the left, having an initial tangent bearing of North 44 degrees 58 minutes 18 seconds East, a radius of 1,603.90 feet and a central angle of 05 degrees 59 minutes 15 seconds, an arc length of 167.61 feet; thence Northeasterly along a reverse curve to the right being tangent to the last described curve, having a radius of 1,590.48 feet and a central angle of 06 degrees 01 minute 31 seconds, an arc length of 167.26 feet; thence North 45 degrees 00 minutes 35 seconds East, 115.33 feet; thence Northeasterly along a curve to the right tangent to last described course, having a radius of 325.52 feet and a central angle of 13 degrees 18 minutes 26 seconds, an arc length of 75.60 feet; thence Northeasterly along a reverse curve to the left being tangent to the last described curve, having a radius of 324.76 feet and a central angle of 06 degrees 41 minutes 34 seconds, an arc length of 37.93 feet; thence continuing Northeasterly along a compound curve to the left being tangent to the last described curve, having a radius of 327.06 feet and a central angle of 06 degrees 37 minutes 26 seconds, an arc length of 37.81 feet; thence North 45 degrees 00 minutes 01 second East, tangent to the last described curve, a distance of 226.52 feet; thence North 44 degrees 59 minutes 59 seconds West, perpendicular to the last described course a distance of 42.82 feet to the Point of Termination of the centerline of said Ten (10) feet wide strip of land. Containing an area of 29,971 square feet more or less.

TRACT 78 -- VACUUM PUMP-AIR COMPRESSOR BUILDING

A tract of land being a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Southeast corner of the Northeast Quarter of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence North  00 degrees 16 minutes 52 seconds East along the East line of the Northeast Quarter of said Section 32, a distance of 257.44 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,779.90 feet to the Point of Beginning of a tract to be herein described; thence South 44 degrees 42 minutes 16 seconds West, 119.28 feet; thence North 45 degrees 15 minutes 43 seconds West, 59.88 feet; thence North 46 degrees 05 minutes 10 seconds East, 117.73 feet; thence South 46 degrees 50 minutes 52 seconds East, 57.06 feet to the Point of Beginning. Containing an area of 6,925 square feet more or less.

TRACT 79 -- ZLD BUILDING-CONVEYOR AND STORAGE TANK

A tract of land being a portion of the Southeast Quarter of Fractional Section 8, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Southeast corner of the Northeast Quarter of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence North  00 degrees 16 minutes 52 seconds East along the East line of the Northeast Quarter of said Section 32, a distance of 788.53 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,814.59 feet to the Point of Beginning of a tract to be herein described; thence South 44 degrees 57 minutes 00 seconds West, 60.56 feet; thence North 44 degrees 12 minutes 59 seconds West, 112.43 feet; thence South 44 degrees 52 minutes 10 seconds West, 27.75 feet; thence North 44 degrees 12 minutes 51 seconds West, 53.32 feet; thence South 87 degrees 47 minutes 18 seconds West, 4.29 feet; thence North 45 degrees 08 minutes 50 seconds West, 10.11 feet; thence North 00 degrees 12 minutes 24 seconds East, 10.01 feet; thence North 45 degrees 00 minutes 07 seconds West, 1.87 feet; thence Southwesterly, Westerly, Northwesterly and Northerly along a curve to the left having an initial tangent bearing of South 57 degrees 27 minutes 53 seconds West, a radius of 23.00 feet and a central angle of 130 degrees 45 minutes 45 seconds, a arc length of 52.52 feet; thence North 82 degrees 04 minutes 30 seconds West, 2.34 feet; thence North 06 degrees 38 minutes 28 seconds East, 4.46 feet; thence South 80 degrees 29 minutes 51 seconds East, 2.91 feet; thence Northeasterly, Easterly, Southeasterly, Southerly and Southwesterly along a curve to the right having an initial tangent bearing of North 19 degrees 15 minutes 03 seconds East, a radius of 23.00 feet and a central angle of 192 degrees 39 minutes 49 seconds, a arc length of 77.34 feet; thence South 45 degrees 10 minutes 50 seconds East, 1.89 feet; thence North 89 degrees 24 minutes 39 seconds East, 10.01 feet; thence South 45 degrees 08 minutes 50 seconds East, 10.11 feet; thence South 00 degrees 15 minutes 51 seconds East, 7.01 feet; thence North 45 degrees 00 minutes 24 seconds East, 7.96 feet; thence South 44 degrees 12 minutes 51 seconds East, 26.93 feet; thence North 45 degrees 21 minutes 21 seconds East, 3.23 feet; thence North 44 degrees 38 minutes 26 seconds West, 34.90 feet; thence North 44 degrees 56 minutes 38 seconds East, 27.77 feet; thence North 44 degrees 00 minutes 52 seconds West, 4.85 feet; thence North 45 degrees 59 minutes 08 seconds East, perpendicular to the last described course, a distance of  2.75 feet; thence North 44 degrees 51 minutes 58 seconds West, 92.67 feet; thence North 44 degrees 58 minutes 50 seconds East, 5.84 feet; thence South 45 degrees 01 minutes 07 seconds East, 97.46 feet; thence North 44 degrees 56 minutes 38 seconds East, 21.83 feet; thence South 45 degrees 02 minutes 52 seconds East, 171.64 feet to the Point of Beginning. Containing an area of 14,273 square feet more or less.

TRACT 80 -- UNIT-I & UNIT-II SWITCHYARD

A tract of land being a portion of the Southeast Quarter of Fractional Section 8, Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 1,398.74 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 5,183.13 feet to the Point of Beginning of the tract of land to be herein described; thence South 45 degrees 01 minute 50 seconds West, 575.22 feet; thence North 44 degrees 55 minutes 53 seconds West, 752.93 feet; thence North 45 degrees 00 minutes 00 seconds

East, 625.80 feet; thence South 45 degrees 13 minutes 37 seconds East, 397.05 feet; thence South 45 degrees 22 minutes 30 seconds West, 55.33 feet; thence South 45 degrees 21 minutes 51 seconds East, 356.57 feet to the Point of Beginning. Containing an area of 453,191 square feet or 10.404 acres more or less.

TRACT 81 -- SMALL SWITCHYARD FENCED AREA NEW COMMON

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 939.98 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 5,226.61 feet the Point of Beginning of the tract of land to be herein described; thence South 44 degrees 59 minutes 34 seconds West, 166.68 feet; thence North 45 degrees 00 minutes 24 seconds West, 399.66 feet; thence North 45 degrees 00 minutes 29 seconds East, 166.47 feet; thence South 45 degrees 02 minutes 15 seconds East, 399.62 feet to the Point of Beginning. Containing an area of 66,571 square feet or 1.528 acres, more or less.

TRACT 84 -- FUEL YARD NORTH ROAD

A tract of land being a portion of the Southeast Quarter of Fractional Section 8, Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence; thence North 89 degrees 39 minutes 37 seconds West, 5,849.66 feet to the Point of Beginning of the tract of land to be herein described; thence North 44 degrees 59 minutes 59 seconds West, 693.17 feet; South 89 degrees 54 minutes 16 seconds West, 2,294.47 feet; thence North 04 degrees 23 minutes 26 seconds East, 30.09 feet; thence North 89 degrees 54 minutes 16 seconds East, 2,304.39 feet; thence South 44 degrees 59 minutes 59 seconds East, 705.72 feet; thence South 45 degrees 00 minutes 01 second West, perpendicular to the last described course, a distance of 30.00 feet to the Point of Beginning. Containing an area of 89,968 square feet of 2.065 acres more or less.

TRACT 85 -- CLARIFIER POND COMMON

A tract of land being a portion of the Southeast Quarter of Fractional Section 8, Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence; thence North 89 degrees 39 minutes 37 seconds West, 5,849.66 feet; thence South 45 degrees 00 minutes 01 second West, 1,597.98 feet; thence Southwesterly along a curve to the left, tangent to the last described course, having a radius of 928.00 feet and a central angle of 13 degrees 53 minutes 42 seconds, an arc length of 225.05 feet to the Point of Beginning of the tract of land to be herein described; thence continuing Southwesterly along a curve to the left, tangent to the last described curve, having a radius of 928.00 feet and a central angle of 21 degrees 24 minutes 15 seconds, an arc length of 346.68 feet; thence South 09 degrees 42 minutes 04 seconds West, tangent to the last described curve, a distance of 42.64 feet;

thence Southwesterly, Southerly and Southeasterly along a curve to the left, tangent to the last described course, having a radius of 1,278.00 feet and a central angle of 26 degrees 27 minutes 19 seconds, an arc length of 590.10 feet; thence South 16 degrees 45 minutes 15 seconds East, tangent to the last described curve, a distance of 6.14 feet; thence Southeasterly along a curve to the left, tangent to the last described course, having a radius of 1,018.00 feet and a central angle of 11 degrees 10 minutes 04 seconds, an arc length of 198.43 feet; thence North 45 degrees 00 minutes 16 seconds West, 1,328.52 feet; thence Northwesterly along a curve to the left, tangent to the last described course, having a radius of 1,232.72 feet and a central angle of 05 degrees 48 minutes 52 seconds, an arc length of 125.10 feet; thence North 50 degrees 49 minutes 08 seconds West, tangent to the last described curve, a distance of 239.67 feet; thence Northwesterly and Northerly along a curve to the right, having a radius of 973.00 feet and a central angle of 55 degrees 13 minutes 47 seconds, an arc length of 937.91 feet; thence North 04 degrees 24 minutes 39 seconds East, tangent to the last described curve, a distance of 667.28 feet; thence South 45 degrees 06 minutes 08 seconds East, 2,168.99 feet to the Point of Beginning. Containing an area of 1,694,415 square feet of 38.898 acres more or less.

TRACT 86 -- MAINTENANCE ACCESS ROAD SOUTH

A tract of land being a portion of Fractional Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri, in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Southeast corner of said Section 32; thence South 89 degrees 48 minutes 36 seconds West along the South line of the Southeast Quarter of said Section 32, a distance of 1,913.08 feet to the Point of Beginning of the tract of land to be herein described; thence South 89 degrees 48 minutes 36 seconds West, along the South line of said Section 32, a distance of 105.87 feet; thence North 59 degrees 53 minutes 56 seconds West, departing from the South line of said Section 32, a distance of 371.16 feet; thence North 62 degrees 58 minutes 17 seconds West, 92.07 feet; thence North 61 degrees 52 minutes 50 seconds West, 214.80 feet; thence North 64 degrees 03 minutes 36 seconds West, 103.24 feet; thence Northwesterly along a curve to the left, tangent to the last described course, having a radius of 1,395 feet and a central angle of 04 degrees 39 minutes 33 seconds, an arc length of 113.44 feet; thence North 68 degrees 43 minutes 09 seconds West, tangent to the last described curve, a distance of 210.20 feet; thence North 65 degrees 32 minutes 32 seconds West, 20.93 feet; thence North 61 degrees 14 minutes 01 second West, 29.57 feet; thence North 30 degrees 57 minutes 47 seconds East, 41.57 feet; thence South 52 degrees 32 minutes 50 seconds East, 10.22 feet; thence South 61 degrees 14 minutes 01 second East, 16.37 feet; thence South 65 degrees 32 minutes 32 seconds East, 18.32 feet; thence South 68 degrees 43 minutes 09 seconds East, 209.09 feet; thence Southeasterly and Easterly along a curve to the right, tangent to the last described course, having a radius of 1,435 feet and a central angle of 04 degrees 39 minutes 33 seconds, an arc length of 116.69 feet; thence South 64 degrees 03 minutes 36 seconds East, tangent to the last described curve, a distance of 104.00 feet; thence South 61 degrees 52 minutes 50 seconds East, 215.18 feet; thence South 62 degrees 58 minutes 17 seconds East, 91.69 feet; thence South 61 degrees 14 minutes 20 seconds East, 221.61 feet; thence South 64 degrees 58 minutes 40 seconds East, 73.84 feet; thence Southeasterly and Easterly along a curve to the left, tangent to the last described course, having a radius of 475 feet and a central angle of 18 degrees 33 minutes 50 seconds, an arc length of 153.90 feet to a point 42.00 feet North of the South line of said Section 32 as measured perpendicular to the South line thereof; thence South 00 degrees 11 minutes 24 seconds East along a line perpendicular to the South line of said Section 32, not tangent to the last described curve, a distance of 42.00 feet to the Point of Beginning. Containing an area of 53,191 square feet or 1.221 acres, more or less.

TRACT 87 -- UNIT 1 & 2 CHIMNEY

A circular tract of land being a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Southeast corner of the Northeast Quarter of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence North 00 degrees 16 minutes 52 seconds East along the East line of the Northeast Quarter of said Section 32, a distance of 81.66 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,530.18 feet to the Point of Beginning of said circular tract of land to be herein described; thence Southerly, Southwesterly, Westerly, Northwesterly, Northerly, Northeasterly, Easterly, Southeasterly and Southerly along a curve to the right having an initial tangent bearing of South 00 degrees 16 minutes 52 seconds West, perpendicular to the last described course, a radius of 39.00 feet, a central angel of 360 degrees and an arc length of 245.04 feet to the Point of Beginning.

ALSO, AN UNDIVIDED TENANT IN COMMON PERCENTAGE LEASEHOLD INTEREST IN THE TRACTS UPON WHICH CERTAIN IMPROVEMENTS THAT FORMERLY SERVED ONLY UNIT 1, BUT HAVE BEEN UPGRADED TO SERVE UNITS 1 & 2 AS COMMON ASSETS ARE LOCATED, AS FROM TIME TO TIME CONSTITUTED UNDER THE OPERATIVE JOINT FACILITY AGREEMENTS, CURRENTLY MORE PARTICULARLY DESCRIBED AS FOLLOWS:

TRACT 1 -- PARKING LOT

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 1,165.13 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,235.55 feet to a point on the Northerly right-of-way line of the Main Entrance Road to the Iatan Generating Station, being also the Point of Beginning of the tract of land to be herein described; thence South 45 degrees 00 minutes 25 seconds West, along the Northerly right-of-way line of said Main Entrance Road, a distance of 196.40 feet; thence North 83 degrees 34 minutes 11 seconds West and no longer along said Northerly right-of-way line, a distance of 12.50 feet; thence North 57 degrees 26 minutes 07 seconds West, 16.30 feet; thence North 45 degrees 00 minutes 56 seconds West, 224.25 feet; thence North 45 degrees 00 minutes 18 seconds East, 207.79 feet; thence South 44 degrees 59 minutes 35 seconds East, 249.95 feet to the Point of Beginning, Containing 51,825 square feet or 1.190 acres, more or less.

TRACT 12 -- ADMINISTRATION BUILDING

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 1,582.95 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,210.48 feet to the Point of Beginning of the tract of land to be herein described; thence South 45 degrees 01 minute 23 seconds West, 87.51 feet; thence North 44 degrees 58 minutes 37 seconds West, perpendicular to the last described course, a distance of 111.46 feet; thence North 45 degrees 01 minute 23 seconds East, perpendicular to the last described course, a distance of 69.46 feet; thence South 44 degrees 58 minutes 37 seconds East, perpendicular to the last described course, a distance of 34.70 feet; thence North 45 degrees 01 minutes 23 seconds East, perpendicular to the last described course, a distance of 18.05 feet; thence South 44 degrees 58 minutes 37 seconds East, perpendicular to the last described course, a distance of 76.76 feet to the Point of Beginning. Containing 9,128 square feet more or less.

TRACT 13 -- STORAGE FUEL YARD SOUTH-A

A tract of land being a portion of the Southeast Quarter of Fractional Section 8, Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Southeast corner of Section 29, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence North 00 degrees 50 minutes 07 seconds East along the East line of the Southeast Quarter of said Section 29, a distance of 241.81 feet; thence North 89 degrees 09 minutes 53 seconds West, perpendicular to the last described course, a distance of 6,267.01 feet to the Point of Beginning of the tract of land to be herein described; thence South 09 degrees 31 minutes 19 seconds East, 33.84 feet; thence South 10 degrees 32 minutes 36 seconds East, 112.71 feet; thence South 79 degrees 43 minutes 33 seconds West, 4.53 feet; thence South 10 degrees 48 minutes 20 seconds East, 4.51 feet; thence South 09 degrees 28 minutes 17 seconds East, 27.43 feet; thence South 10 degrees 29 minutes 47 seconds East, 4.49 feet; thence South 78 degrees 08 minutes 31 seconds West, 3.61 feet; thence South 10 degrees 02 minutes 36 seconds East, 81.32 feet; thence South 30 degrees 47 minutes 37 seconds West, 12.70 feet; thence South 59 degrees 12 minutes 23 seconds East, 2.94 feet; thence South 30 degrees 47 minutes 37 seconds West, 37.64 feet; thence South 30 degrees 53 minutes 08 seconds West, 31.39 feet; thence South 59 degrees 09 minutes 08 seconds East, 31.47 feet; thence South 28 degrees 00 minutes 51 seconds West, 125.32 feet; thence South 30 degrees 57 minutes 41 seconds West, 20.51 feet; thence North 59 degrees 00 minutes 07 seconds West, 2.20 feet; thence South 31 degrees 11 minutes 50 seconds West, 7.27 feet; thence North 60 degrees 54 minutes 07 seconds West, 0.95 feet; thence South 30 degrees 57 minutes 52 seconds West, 14.95 feet; thence South 58 degrees 14 minutes 53 seconds East, 6.76 feet; thence South 30 degrees 53 minutes 19 seconds West, 40.32 feet; thence North 59 degrees 12 minutes 11 seconds West, 8.13 feet; thence South 30 degrees 45 minutes 31 seconds West, 13.41 feet; thence South 36 degrees 02 minutes 36 seconds West, 63.01 feet; thence South 30 degrees 55 minutes 22 seconds West, 15.47 feet; thence South 56 degrees 30 minutes 49 seconds East, 3.89 feet; thence South 30 degrees 47 minutes 47 seconds West, 61.11 feet; thence South 27 degrees 25 minutes 45 seconds West, 104.69 feet; thence South 31 degrees 07 minutes 22 seconds West, 3.18 feet; thence South 32 degrees 10 minutes 11 seconds West, 86.08 feet; thence South 29 degrees 34 minutes 25 seconds West, 3.30 feet; thence South 29 degrees 33 minutes 46 seconds West, 32.52 feet; thence North 70 degrees 09 minutes 53 seconds West, 10.10 feet; thence South 56 degrees 55 minutes 39 seconds West, 27.45 feet; thence South 84 degrees 14 minutes 15 seconds West, 10.37 feet; thence South 68 degrees 36 minutes 48 seconds West, 29.80 feet; thence South 51 degrees 48 minutes 16 seconds West, 19.63 feet; thence South 35 degrees 52 minutes 29 seconds West, 17.83 feet; thence South 29 degrees 44 minutes 43 seconds West, 58.62 feet; thence South 44 degrees 59 minutes 54 seconds West, 162.43 feet; thence South 41 degrees 20 minutes 12 seconds West, 16.65 feet; thence South 30 degrees 55 minutes 43 seconds West, 14.90 feet; thence South 22 degrees 41 minutes 02 seconds West, 8.02 feet; thence South 24 degrees 47 minutes 08 seconds West, 3.83 feet; thence South 32 degrees 26 minutes 32 seconds West, 7.36 feet; thence South 51 degrees 04 minutes 33 seconds West, 22.24 feet; thence South 09 degrees 51 minutes 07 seconds West, 9.84 feet; thence South 22 degrees 11 minutes 41 seconds East, 25.12 feet; thence South 09 degrees 44 minutes 23 seconds West, 8.27 feet; thence South 37 degrees 13 minutes 40 seconds West, 11.10 feet; thence South 44 degrees 54 minutes 00 seconds West, 167.96 feet; thence North 45 degrees 46 minutes 53 seconds West, 185.80 feet; thence North 45 degrees 45 minutes 12 seconds West, 137.72 feet; thence North 80 degrees 07 minutes 32 seconds West, 29.28 feet; thence South 62 degrees 48 minutes 20 seconds West, 39.73 feet; thence South 64 degrees 05 minutes 35 seconds West, 19.93 feet; thence North 07 degrees 22 minutes 27 seconds East, 10.04 feet; thence North 11 degrees 42 minutes 51 seconds East, 123.15 feet; thence North 45 degrees 06 minutes 30 seconds East, 8.94 feet; thence North 44 degrees 23 minutes 09 seconds East, 136.29 feet;  thence North 44 degrees 59 minutes 59 seconds East, 290.03 feet; thence North 44 degrees 58 minutes 54 seconds East, 519.11 feet; thence North 45 degrees 00 minutes 19 seconds East, 116.31 feet; thence North 45 degrees 00 minutes 13 seconds East, 126.17 feet; thence North 42 degrees 33 minutes 26 seconds East, 150.63 feet; thence South 47 degrees 21 minutes 11 seconds East, 4.92 feet; thence North 45 degrees 06 minutes 05 seconds East, 17.18 feet; thence South 44 degrees 53 minutes 55 seconds East, 1.72 feet to the Point of Beginning. Containing 476,963 square feet of 10.950 acres more or less.

TRACT 14 -- UNIT-1 MAKEUP WATER STORAGE TANK

A circular tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 1,755.24 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,689.20 feet to the Point of Beginning of said circular tract of land to be herein described; thence Southerly, Southwesterly, Westerly, Northwesterly, Northerly, Northeasterly, Easterly, Southeasterly and Southerly along a curve to the right having an initial tangent bearing of South 00 degrees 16 minutes 52 seconds West, perpendicular to the last described course, a radius of 23.74 feet, a central angel of 360 degrees and an arc length of 149.19 feet to the Point of Beginning. Containing 1,771 square feet more or less.

TRACT 15 -- UNIT 1 CONDENSATE STORAGE TANK

A circular tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 1,713.83 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,653.99 feet to the Point of Beginning of said circular tract of land to be herein described; thence Southerly, Southwesterly, Westerly, Northwesterly, Northerly, Northeasterly, Easterly, Southeasterly and Southerly along a curve to the right having an initial tangent bearing of South 00 degrees 16 minutes 52 seconds West, perpendicular to the last described course, a radius of 17.98 feet, a central angel of 360 degrees and an arc length of 112.99 feet to the Point of Beginning. Containing 1,016 square feet more or less.

TRACT 16 -- UNIT 1 SERVICE WATER STORAGE TANK

A circular tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 1,668.37 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,603.20 feet to the Point of Beginning of said circular tract of land to be herein described; thence Southerly, Southwesterly, Westerly, Northwesterly, Northerly, Northeasterly, Easterly, Southeasterly and Southerly along a curve to the right having an initial tangent bearing of South 00 degrees 16 minutes 52 seconds West, perpendicular to the last described course, a radius of 23.70 feet, a central angel of 360 degrees and an arc length of 148.93 feet to the Point of Beginning. Containing 1,765 square feet more or less.

TRACT 18 -- UNIT 1 WAREHOUSE

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 1,347.80 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,465.48 feet to the Point of Beginning of the tract of land to be herein described; thence South 45 degrees 00 minutes 15 seconds West, 90.83 feet; thence North 44 degrees 59 minutes 45 seconds West, perpendicular to the last described course, a distance of 200.62 feet; thence North 45 degrees 00 minutes 15 seconds East, perpendicular to the last described course, a distance of 90.83 feet; thence South 44 degrees 59 minutes 45 seconds East, perpendicular to the last described course, a distance of 200.62 feet to the Point of Beginning. Containing 18,221 square feet more or less.

TRACT 21 -- MAIN ENTRANCE ROAD

A tract of land being a portion of the Southwest Quarter of Fractional Section 29, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri and also being a portion of the East Half of Fractional Section 8, Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Southeast corner of Section 29, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence North 00 degrees 50 minutes 07 seconds East along the East line of the Southeast Quarter of said Section 29, a distance of 1,849.21 feet; thence North 89 degrees 09 minutes 53 seconds West, perpendicular to the last described course, a distance of 3,237.03 feet to a point on the Southwesterly right-of-way line of Missouri State Highway Route No. 45 as now established 40 feet Southwesterly of the centerline of said Highway at Station 336+07.69 and the Point of Beginning of the tract of land to be herein described; thence South 40 degrees 04 minutes 14 seconds East along the Southwesterly right-of-way line of said Missouri State Highway Route No. 45, a distance of 60.22 feet; thence South 45 degrees 00 minutes 25 seconds West, being no longer along said Southwesterly right-of-way line, a distance of 4,480.53 feet; thence North 44 degrees 59 minutes 35 seconds West, perpendicular to the last described course, a distance of 60.00 feet; thence North 45 degrees 00 minutes 25 seconds East, perpendicular to the last described course, a distance of 4,485.70 feet to the Point of Beginning. Containing 268,987 square feet or 6.175 acres
TRACT 25 -- FUEL OIL STORAGE TANK

A circular tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 1,953.92 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 7,033.54 feet to the Point of Beginning of the circular tract of land to be herein described; thence Southerly, Southwesterly, Westerly, Northwesterly, Northerly, Northeasterly, Easterly, Southeasterly and Southerly along a curve to the right having an initial tangent bearing of South 00 degrees 16 minutes 52 seconds West perpendicular to the last described course, a radius of 32.55 feet, a central angel of 360 degrees and an arc length of 204.49 feet to the Point of Beginning. Containing 3,328 square feet more or less.

TRACT 28 -- UNIT 1 FUEL OIL UNLOADING

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 1,970.47 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,780.20 feet to the Point of Beginning of the tract of land to be herein described; thence South 44 degrees 35 minutes 44 seconds West, 27.94 feet; thence South 45 degrees 24 minutes 16 seconds East, perpendicular to the last described course, a distance of 36.40 feet; thence South 44 degrees 35 minutes 44 seconds West, perpendicular to the last described course, a distance of 12.41 feet; thence North 45 degrees 24 minutes 16 seconds West, perpendicular to the last described course, a distance of 36.40 feet; thence South 44 degrees 35 minutes 44 seconds West, perpendicular to the last described course, a distance of 19.68 feet; thence North 45 degrees 24 minutes 16 seconds West, perpendicular to the last described course, a distance of 13.60 feet; thence North 44 degrees 35 minutes 44 seconds East, perpendicular to the last described course, a distance of 60.03 feet; thence South 45 degrees 24 minutes 16 seconds East, perpendicular to the last described course, a distance of 13.60 feet to the Point of Beginning. Containing 1,268 square feet more or less.

TRACT 30 -- RAILROAD RIGHT OF WAY

A 100 feet wide strip of land being a portion of the South Half of Fractional Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri, together with a portion of the Northeast Quarter of Fractional Section 17, Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, the centerline of said 100 feet wide strip of land is more particularly described as follows:

Commencing at the Southeast corner of said Section 32; thence South 89 degrees 48 minutes 36 seconds West along the South line of the Southeast Quarter of said Section 32, a distance of 2,197.71 feet to the Point of Beginning of the centerline of said 100 feet wide strip of land to be herein described; thence

Northwesterly along the centerline of said 100 feet wide strip of land, the following courses and distances; thence North 61 degrees 59 minutes 27 seconds West, 297.71 feet; thence North 62 degrees 04 minutes 02 seconds West, 770.61 feet; thence North 62 degrees 05 minutes 38 seconds West, 476.80 feet; thence North 61 degrees 50 minutes 56 seconds West, 366.38 feet; thence Northwesterly along a curve to the left, tangent to the last described course, having a radius of 1,098 feet and a central angle of 11 degrees 12 minutes 20 seconds, an arc length of 214.74 feet; thence North 73 degrees 03 minutes 16 seconds West, tangent to the last described curve, a distance of 602.46 feet; thence North 72 degrees 59 minutes 12 seconds West, 760.86 feet; thence Northwesterly along a curve to the right, tangent to the last described course, having a radius of 1,270 feet and a central angle of 27 degrees 58 minutes 56 seconds, an arc length of 620.25 feet; thence North 45 degrees 00 minutes 16 seconds West, tangent to the last described curve, a distance of 1,392.40 feet to a point hereby designated as "Point A" and the Point of Termination of said 100 feet wide strip of land.

ALSO the following described 60 feet wide strip of land:

A 60 feet wide strip of land being a portion of the West Half of Fractional Section 29, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri, together with a portion of Fractional Section 8 and a portion of the North Half of Fractional Section 17, each of said Sections 8 and 17 being in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, the centerline of said 60 feet wide strip of land is more particularly described as follows:

Beginning at the aforesaid "Point A" thence North 45 degrees 00 minutes 16 seconds West, 1,627.55 feet; thence Northwesterly along a curve to the left, tangent to the last described course, having a radius of 1,202.72 feet and a central angle of 05 degrees 48 minutes 52 seconds, an arc length of 122.05 feet; thence North 50 degrees 49 minutes 08 seconds West, tangent to the last described curve, a distance of 239.67 feet; thence Northwesterly, Northerly and Northeasterly along a curve to the right, tangent to the last described course, having a radius of 1,003 feet and a central angle of 55 degrees 13 minutes 47 seconds, an arc length of 966.83 feet; thence North 04 degrees 24 minutes 39 seconds East, tangent to the last described curve, a distance of 761.30 feet; thence North 04 degrees 23 minutes 26 seconds East, 2,371.05 feet; thence Northeasterly, Easterly and Southeasterly along a curve to the right, tangent to the last described course, having a radius of 1,500 feet and a central angle of 137 degrees 39 minutes 38 seconds, an arc length of 3,603.95 feet; thence South 37 degrees 56 minutes 56 seconds East, tangent to the last described curve, a distance of 728.13 feet; thence Southeasterly, Southerly and Southwesterly along a curve to the right, tangent to the last described course, having a radius of 1,999 feet and a central angle of 82 degrees 56 minutes 57 seconds, an arc length of 2,894.03 feet; thence South 45 degrees 00 minutes 01 second West, tangent to the last described curve, a distance of 2,016.91 feet; thence Southwesterly along a curve to the left, tangent to the last described course, having a radius of 898 feet and a central angle of 35 degrees 17 minutes 57 seconds, an arc length of 553.25 feet; thence South 09 degrees 42 minutes 04 seconds West, tangent to the last described curve, a distance of 42.64 feet; thence Southwesterly, Southerly and Southeasterly along a curve to the left, tangent to the last described course, having a radius of 1,248 feet and a central angle of 26 degrees 27 minutes 19 seconds, an arc length of 576.24 feet; thence South 16 degrees 45 minutes 15 seconds East, tangent to the last described curve, a distance of 6.14 feet; thence Southeasterly along a curve to the left, tangent to the last described course, having a radius of 988 feet and a central angle of 28 degrees 15 minutes 01 second, an arc length of 487.14 feet to a point that is 15.09 feet Northeasterly of the aforesaid “Point A”, as measured radial from the last described curve and the Point of Termination of said 60 feet wide strip of land.

Containing in all 1,561,039 square feet or 35.837 acres, more or less.

TRACT 37 -- UNIT 1 CONVEYOR

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 1,835.38 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,325.00 feet to the Point of Beginning of the tract of land to be herein described; thence South 45 degrees 00 minutes 01 second West, 34.51 feet; thence North 45 degrees 52 minutes 54 seconds West, 214.10 feet; thence North 44 degrees 57 minutes 30 seconds West, 3.98 feet; thence North 44 degrees 14 minutes  31 seconds West, 147.48 feet; thence North 44 degrees 39 minutes 29 seconds West, 3.99 feet; thence North 44 degrees 13 minutes 09 seconds West, 147.60 feet; thence North 44 degrees 39 minutes 37 seconds West, 3.97 feet; thence North 43 degrees 49 minutes 26 seconds West, 147.50 feet; thence  North 46 degrees 21 minutes 51 seconds West, 3.91 feet; thence North 45 degrees 26 minutes 36 seconds West, 145.12 feet; thence South 45 degrees 03 minutes 56 seconds West, 14.26 feet; thence North 45 degrees 02 minutes 18 seconds West, 60.95 feet; thence North 44 degrees 59 minutes 21 seconds East, 13.83 feet; thence North 45 degrees 26 minutes 36 seconds West, 138. 34 feet; thence North 47 degrees 36 minutes 42 seconds West; 4.00 feet; thence North 44 degrees 35 seconds 24 seconds West, 140.63 feet; thence North 44 degrees 14 minutes 02 seconds West, 4.00 feet; thence North 43 degrees 59 minutes 20 seconds West, 140.87 feet; thence North 44 degrees 41 minutes 49 seconds West, 3.96 feet; thence North 43 degrees 08 minutes 50 seconds West, 141.03 feet; thence South 44 degrees 58 minutes 05 seconds West, 9.82 feet; thence North 44 degrees 54 minutes 56 seconds West, 45.03 feet; thence North 45 degrees 36 minutes 11 seconds East; 11.21 feet; thence North 45 degrees 00 minutes 33 seconds West, 140.33 feet; thence South 44 degrees 57 minutes 46 seconds West, 4.92 feet; thence North 45 degrees 06 minutes 25 seconds West, 46.33 feet; thence North 44 degrees 56 minutes 34 seconds East, 18.77 feet; thence South 45 degrees 10 minutes 26 seconds East, 45.87 feet; thence South 45 degrees 04 minutes 37 seconds East, 140. 48 feet; thence North 46 degrees 44 minutes 30 seconds East, 8.16 feet; thence South 45 degrees 00 minutes 55 seconds East, 11.22 feet; thence North 44 degrees 43 minutes 33 seconds East, 29.78 feet; thence North 57 degrees 54 minutes 03 seconds East, 27.13 feet; thence North 44 degrees 40 minutes 42 seconds East, 4.05 feet; thence North 45 degrees 02 minutes 31 seconds East, 138.62 feet; thence North 40 degrees 06 minutes 20 seconds West, 1.26 feet; thence North 45 degrees 11 minutes 45 seconds East, 8. 90 feet; thence North 44 degrees 26 minutes 11 seconds East, 136.36 feet; thence North 44 degrees 58 minutes 59 seconds East, 289.90 feet; thence North 44 degrees 59 minutes 11 seconds East, 519.13 feet; thence North 44 degrees 59 minutes 50 seconds East, 116.00 feet; North 44 degrees 56 minutes 22 seconds East, 125.73 feet; thence North 47 degrees 26 minutes 33 seconds East, 151.55 feet; thence North 44 degrees 40 minutes 09 seconds West, 26.95 feet; thence North 45 degrees 16 minutes 50 seconds East, 59.26 feet; thence South 44 degrees 57 minutes 24 seconds East, 39.36 feet; thence South 45 degrees 06 minutes 05 seconds West, 59.40 feet; thence North 47 degrees 21 minutes 11 seconds West, 4.92 feet; thence South 42 degrees 33 minutes 26 seconds West, 150.63 feet; thence South 45 degrees 00 minutes 13 seconds West, 126.17 feet; thence South  45 degrees 00 minutes 19 seconds West, 116.31 feet; thence South 44 degrees 58 minutes 54 seconds West, 519.11 feet; thence South 44 degrees 59 minutes 59 seconds West, 290.03 feet; thence South 44 degrees 23 minutes 09 seconds West, 136.29 feet; thence South 45 degrees 06 minutes 30 seconds West, 8.94 feet; thence North 46 degrees 24 minutes 26 seconds West, 1.28 feet; thence South 44 degrees 58 minutes 27 seconds West, 138.65 feet; thence South 45 degrees 15 minutes 38 seconds West, 3.91 feet; thence South 32 degrees  07 minutes 51 seconds West, 26.76 feet; thence South 45 degrees 07 minutes 57 seconds West, 30.22 feet; thence South 45 degrees 00 minutes 55 seconds West, 3.88 feet; thence South 44 degrees 58 minutes 05 seconds West, 6.03 feet; thence South 47 degrees 42 minutes 55 seconds East, 141.08 feet; thence South 44 degrees 56 minutes 51 seconds East 3.98 feet; thence South 46 degrees 02 minutes 02 seconds East, 140.91 feet;  thence South 44 degrees 35 minutes 14 seconds East, 3.98 feet; thence South 45 degrees 26 minutes 52 seconds East, 140.74 feet; thence South 44 degrees 58 minutes 51 seconds East, 3.87 feet; thence south 44 degrees 27 minutes 43 seconds East, 138.42 feet; thence North 44 degrees 59 minutes 21 seconds East, 21.72 feet; thence South 45 degrees 00 minutes 13 seconds East, 61.04 feet; thence South 45 degrees 03 minutes 56 seconds West, 22.30 feet; thence South 44 degrees 27 minutes 43 seconds East, 144.94 feet; thence South 45 degrees 18 minutes 59 seconds East, 4.06 feet; thence South 46 degrees 11 minutes 20 seconds East, 147.58 feet thence South 45 degrees 08 minutes 07 seconds East, 4.05 feet; thence South 45 degrees 44 minutes 49 seconds East, 147.43 feet; thence South 44 degrees 54 minutes 03 seconds East, 3.97 feet; thence South 45 degrees 47 minutes 02 seconds East, 147.54 feet; thence South 44 degrees 38 minutes 33 seconds East, 3.98 feet; thence South 43 degrees 21 minutes 30 seconds East, 214.13 feet to the Point of Beginning. Containing 89,568 square feet or 2.056 acres more or less.

TRACT 39 -- PARKING LOT

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 841.48 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 5,691.41 feet to the Point of Beginning of the tract of land to be herein described; thence South 45 degrees 00 minutes 00 seconds West, 612.67 feet; North 45 degrees 20 minutes 55 seconds West, 98.93 feet; thence North 45 degrees 00 minutes 25 seconds East, 611.68 feet; thence South 45 degrees 55 minutes 14 seconds East, 98.86 feet to the Point of Beginning. Containing 60,536 square feet or 1.390 acres, more or less.

TRACT 43 -- STORAGE FUEL YARD SOUTH-B

A tract of land being a portion of the Southeast Quarter of Fractional Section 8, Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 0.56 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 5,957.14 feet to the Point of Beginning of the tract of land to be herein described; thence South 44 degrees 29 minutes 48 seconds West, 45.44 feet; thence South 42 degrees 57 minutes 56 seconds East, 7.94 feet; thence South 44 degrees 52 minutes 55 seconds West, 32.91 feet; thence South 31 degrees 07 minutes 11 seconds West, 95.22 feet; thence North 57 degrees 07 minutes 06 seconds West, 11.88 feet; thence South 28 degrees 53 minutes 28 seconds West, 15.94 feet; thence North 54 degrees 53 minutes 19 seconds West, 1.17 feet; thence South 60 degrees 51 minutes 31 seconds West, 34.02 feet; thence South 44 degrees 36 minutes 38 seconds West, 88.68 feet; thence South 44 degrees 35 minutes 55 seconds West, 145.83 feet; thence South 44 degrees 25 minutes 52 seconds West, 124.83 feet; thence South 44 degrees 20 minutes 55 seconds West, 119.73 feet; thence South 85 degrees 36 minutes 29 seconds West, 19.37 feet; thence South 41 degrees 45 minutes 59 seconds West, 9.79 feet; thence South 06 degrees 04 minutes 12 seconds West, 20.24 feet; thence South 44 degrees 15 minutes 41 seconds West, 36.69 feet; thence South 33 degrees 07 minutes 31 seconds West, 20.97 feet; thence North 71 degrees 51 minutes 11 seconds West, 10.68 feet; thence North 32 degrees 50 minutes 03 seconds East, 41.87 feet; thence North 30 degrees 55 minutes 55 seconds East, 3.26 feet; thence North 29 degrees 32 minutes 00 seconds East, 85.97 feet; thence North 29 degrees 55 minutes 32 seconds East, 3.29 feet; thence North 34 degrees 22 minutes 10 seconds East, 104.68 feet; thence North 31 degrees 04 minutes 49 seconds

East, 32.80 feet; thence North 57 degrees 16 minutes 17 seconds West, 9.24 feet; thence North 30 degrees 38 minutes 07 seconds East, 43.51 feet; thence North 38 degrees 29 minutes 05 seconds East, 63.64 feet; thence North 31 degrees 00 minutes 19 seconds East, 14.90 feet; thence North 59 degrees 02 minutes 09 seconds West, 4.66 feet; thence North 23 degrees 46 minutes 22 seconds East, 0.36 feet; thence North 58 degrees 25 minutes 07 seconds West, 3.47 feet; thence North 31 degrees 13 minutes 47 seconds East, 38.25 feet; thence South 59 degrees 38 minutes 45 seconds East, 6.41 feet; thence North 30 degrees 42 minutes 39 seconds East, 14.96 feet; thence North 55 degrees 29 minutes 53 seconds West, 0.96 feet; thence North 30 degrees 55 minutes 48 seconds East, 7.30 feet; thence North 49 degrees 21 minutes 15 seconds West, 2.07 feet; thence North 30 degrees 26 minutes 35 seconds East, 20.14 feet; thence North 33 degrees 42 minutes 26 seconds East, 125.37 feet; thence South 59 degrees 05 minutes 17 seconds East, 31.62 feet; thence North 30 degrees 28 minutes 33 seconds East, 31.43 feet; thence North 30 degrees 50 minutes 20 seconds East, 37.65 feet; thence South 59 degrees 11 minutes 09 seconds East, 3.02 feet; thence North 30 degrees 48 minutes 51 seconds East, 37.30 feet; thence North 59 degrees 16 minutes 11 seconds West, 37.28 feet; thence North 58 degrees 55 minutes 11 seconds West 34.70 feet; thence North 59 degrees 09 minutes 18 seconds West, 2.47 feet; thence North 09 degrees 07 minutes 10 seconds West, 85.28 feet; thence South 82 degrees 03 minutes 43 seconds West, 3.85 feet; thence North 09 degrees 17 minutes 20 seconds West, 4.42 feet; thence North 09 degrees 48 minutes 52 seconds West, 27.53 feet; thence North 09 degrees 52 minutes 56 seconds West, 4.49 feet; thence North 09 degrees 34 minutes 51 seconds West, 91.68 feet; thence South 46 degrees 11 minutes 04 seconds East, 223.99 feet; thence South 32 degrees 22 minutes 16 seconds East, 1.37 feet; thence South 45 degrees 02 minutes 34 seconds East, 40.08 feet; thence South 30 degrees 49 minutes 25 seconds East, 4.33 feet; thence South 46 degrees 02 minutes 30 seconds East, 97.66 feet to the Point of Beginning. Containing 90,340 square feet of 2.074 acres more or less.

TRACT 45 -- ROTARY DUMPER

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 140.00 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 5,836.03 feet to the Point of Beginning of the tract of land to be herein described; thence South 45 degrees 03 minutes 01 seconds West, 64.94 feet; thence North 44 degrees 58 minutes 49 seconds West, 61.32 feet; thence South 44 degrees 53 minutes 14 seconds West, 67.10 feet; thence South 44 degrees 57 minutes 37 seconds East, 11.44 feet; thence South 44 degrees 48 minutes 13 seconds West, 19.15 feet; thence North 44 degrees 31 minutes 36 seconds West, 11.60 feet; thence South 44 degrees 56 minutes 15 seconds West, 70.19 feet; thence North 44 degrees 56 minutes 20 seconds West, 16.38 feet; thence North 44 degrees 40 minutes 32 seconds East, 155.90 feet; thence North 44 degrees 49 minutes 30 seconds West, 8.04 feet; thence North 43 degrees 39 minutes 53 seconds East, 0.51 feet; thence North 45 degrees 13 minutes 39 seconds West, 23.53 feet; thence North 45 degrees 03 minutes 53 seconds East, 106.94 feet; thence South 45 degrees 03 minutes 47 seconds East, 23.51 feet; thence North 47 degrees 37 minutes 08 seconds East, 0.49 feet; thence South 44 degrees 48 minutes 40 seconds East, 7.90 feet; thence South 40 degrees 01 minutes 16 seconds West, 0.49 feet; thence South 45 degrees 01 minutes 14 seconds East, 28.46 feet; thence South 45 degrees 09 minutes 01 seconds West, 21.78 feet; thence South 44 degrees 47 minutes 27 seconds East, 20.26 feet; thence South 44 degrees 43 minutes 47 seconds West, 20.10 feet; thence South 44 degrees 51 minutes 29 seconds East, 29.75 feet to the Point of  Beginning. Containing 12,923 square feet more or less.

TRACT 46 -- PARKING LOT

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 706.63 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 5,781.42 feet to a point on the Northerly right-of-way line of the Main Entrance Road to the Iatan Generating Station, being also the Point of Beginning of the tract of land to be herein described; thence South 45 degrees 00 minutes 25 seconds West along the Northerly right-of-way line of said Main Entrance Road, a distance of 488.65 feet; thence North 44 degrees 59 minutes 35 seconds West, perpendicular to the last described course, being no longer along said Northerly right-of-way line, a distance of 128.06 feet; thence North 45 degrees 00 minutes 25 seconds East, perpendicular to the lass described course, a distance of 488.65 feet; thence South 44 degrees 59 minutes 35 seconds East, perpendicular to the lass described course, a distance of 128.06 feet to the Point of Beginning. Containing 62,577 square feet or 1.437 acres more or less.

TRACT 47 -- PARKING LOT

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 341.09 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 5,419.36 feet to a point on the Northerly right-of-way line of the Main Entrance Road to the Iatan Generating Station being also the Point of Beginning of the tract of land to be herein described; thence South 45 degrees 00 minutes 25 seconds West, along the Northerly right-of-way line of said Main Entrance Road, a distance of 419.15 feet; thence North 44 degrees 59 minutes 35 seconds West, perpendicular to the last described course, being no longer along said Northerly right-of-way line, a distance of 168.06 feet; thence North 45 degrees 00 minutes 25 seconds East, perpendicular to the lass described course, a distance of 109.02 feet; thence North 44 degrees 59 minutes 35 seconds West, perpendicular to the last described course, a distance of 20.55 feet; thence North 45 degrees 00 minutes 25 seconds East, perpendicular to the last described course, a distance of 305.96 feet; thence South 46 degrees 15 minutes 33 seconds East, 188.66 feet to the Point of Beginning. Containing 76,422 square feet or 1.754 acres more or less.

TRACT 60 -- FUEL YARD NORTH-B

A tract of land being a portion of the Southeast Quarter of Fractional Section 8, Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Southeast corner of Section 29, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence North 00 degrees 50 minutes 07 seconds East along the East line of the Southeast Quarter of said Section 29, a distance of 300.69 feet; thence North 89 degrees 09 minutes 53 seconds West, perpendicular to the last described course, a distance of 6,266.99 feet to the Point of Beginning of the tract of land to be herein described; thence South 45 degrees 16 minutes 50 seconds West, 59.26 feet; thence South 44 degrees 40 minutes 09 seconds East, 26.95 feet; thence South 47 degrees 26 minutes 33 seconds West, 151.55 feet; thence South 44 degrees 56 minutes 22 seconds West, 125.73 feet; thence South 44 degrees 59 minutes 50 seconds West, 116.00 feet; thence South 44 degrees 59 minutes 11 seconds West, 519.13 feet; thence South 44 degrees 58 minutes 59 seconds West, 289.90 feet; thence South 44 degrees 26 minutes 11 seconds West, 136.36 feet; thence South 45 degrees 11 minutes 45 seconds West, 8.90 feet; thence South 40 degrees 06 minutes 20 seconds East, 1.26 feet; thence South 45 degrees 02 minutes 31 seconds West, 138.62 feet; thence South 44 degrees 40 minutes 42 seconds West, 4.05 feet; thence South 57 degrees 54 minutes 03 seconds West, 27.13 feet; thence South 44 degrees 43 minutes 33 seconds West, 29.78 feet; thence North 45 degrees 00 minutes 55 seconds West, 11.22 feet; thence South 46 degrees 44 minutes 30 seconds West, 8.16 feet; thence North 45 degrees 04 minutes 37 seconds West, 140.48 feet; thence North 45 degrees 10 minutes 26 seconds West, 45.87 feet; thence North 56 degrees 36 minutes 23 seconds West, 205.41 feet; thence North 04 degrees 31 minutes 44 seconds East, 131.19 feet; thence North 15 degrees 54 minutes 51 seconds East, 113.82 feet; thence North 39 degrees 14 minutes 45 seconds East, 89.60 feet; thence North 44 degrees 43 minutes 34 seconds East, 386.18 feet; thence North 48 degrees 18 minutes 17 seconds East, 338.24 feet; thence North 56 degrees 19 minutes 26 seconds East, 361.99 feet; thence North 87 degrees 51 minutes 28 seconds East, 361.24 feet; thence South 78 degrees 03 minutes 59 seconds East, 29.41 feet; thence South 59 degrees 33 minutes 55 seconds East, 33.19 feet; thence South 64 degrees 59 minutes 31 seconds East, 8.60 feet; thence North 45 degrees 22 minutes 39 seconds East, 10.02 feet; thence South 45 degrees 08 minutes 28 seconds East, 19.84 feet; thence South 38 degrees 00 minutes 40 seconds East, 113.01 feet, to the Point of Beginning. Containing 801,286 square feet of 18.395 acres more or less.

D.  IN ADDITION THERETO, AN UNDIVIDED TENANT IN COMMON PERCENTAGE EASEMENT INTEREST IN MULTIPLE TRACTS OF LAND UPON WHICH CERTAIN OF UNITS 1 AND UNIT 2 AND THE COMMON FACILITIES ARE CONSTRUCTED, AS FROM TIME TO TIME CONSTITUTED UNDER THE OPERATIVE JOINT FACILITY AGREEMENTS, CURRENTLY MORE PARTICULARLY DESCRIBED AS FOLLOWS:

TRACT 82 -- FUEL YARD NORTH-SOUTH & CLARIFIER POND INGRESS-EGRESS  EASEMENT

A tract of land being a portion of the Southeast Quarter of Fractional Section 8, Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence; thence North 89 degrees 39 minutes 37 seconds West, 5,849.66 feet to the Point of Beginning of the tract of land to be herein described; thence South 45 degrees 00 minutes 01 second West, 1,597.98 feet; thence Southwesterly along a curve to the left, tangent to the last described course, having a radius of 928.00 feet and a central angle of 13 degrees 53 minutes 42 seconds, an arc length of 225.05 feet;   thence North 45 degrees 06 minutes 08 seconds West, 1,639.66 feet; thence North 44 degrees 53 minutes 52 seconds East, perpendicular to the last described course, a distance of 899.74 feet; thence North 89 degrees 54 minutes 16 seconds East, 1,304.59 feet; thence South 44 degrees 59 minutes 59 seconds East, 603.17 feet to the Point of Beginning. Containing an area of 2,517,231 square feet of 57.788 acres more or less.

TRACT 83 -- FACILITIES INGRESS-EGRESS EASEMENT

A tract of land being a portion of the Northeast Quarter of Fractional Section 17, Southeast Quarter of Fractional Section 8, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

    Commencing at the Northeast corner of the Southeast Quarter of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 39 minutes 17 seconds West along the East line of the Southeast Quarter of said Section 32, a distance of 430.00 feet; thence North 89 degrees 20 minutes 43 seconds West, perpendicular to the last described course, a distance of 6,625.16 feet to the Point of Beginning of a tract to be herein described; thence South 44 degrees 37 minutes 00 seconds West, 8.83 feet; thence Northwesterly, Westerly and Southwesterly along a curve to the left, having an initial tangent bearing of North 45 degrees 23 minutes 00 seconds West, a radius of 40.00 feet and central angle of 89 degrees 25 minutes 37 seconds, an arc length of 62.43 feet; thence South 45 degrees 11 minutes 23 seconds West, tangent to the last described curve, a distance of 316.80 feet; thence Southwesterly along a curve to the left, tangent to the last described course, having a radius of 313.13 feet, and a central angle of 12 degrees 13 minutes 08 seconds, an arc length of 66.78 feet; thence continuing  Southwesterly and Southerly along a compound curve to the left, tangent to the last described curve, having a radius of 257.82 feet and a central angle 23 degrees 59 minutes 20 seconds, an arc length of 107.94 feet; thence South 08 degrees 58 minutes 55 seconds West, tangent to the last described curve, a distance of 80.90 feet; thence Southwesterly along a curve to the right, tangent to the last described course, having a radius of 595.74 feet, and a central angel of 09 degrees 32 minutes 21 seconds, an arc length of 99.18 feet; thence continuing Southwesterly along a compound curve to the right, tangent to the last described curve, having a radius of 187.20 feet and a central angle of 45 degrees 58 minutes 53 seconds, an arc length of 150.24 feet; thence South 64 degrees 30 minutes 08 seconds West, tangent to the last described curve, a distance 26.27 feet; thence Southwesterly along a curve to the right tangent to the last described course, having a radius of 125.00 feet and a central angle of 13 degrees 35 minutes 01 second, an arc length of 29.63 feet; thence South 78 degrees 05 minutes 10 seconds West, tangent to the last described curve, a distance of 50.27 feet; thence Westerly, Southwesterly and Southerly along a curve to the left, tangent to the last described course, having a radius of 25.00 feet and a central angle of 96 degrees 03 minutes 44 seconds, an arc length of 41.92 feet; thence South 42 degrees 45 minutes 24 seconds East, 41.60 feet; thence South 47 degrees 23 minutes 38 seconds West, 128.20 feet; thence North 41 degrees 39 minutes 18 seconds West, 118.39 feet; thence North 46 degrees 00 minutes 50 seconds East, 123.17 feet; thence South 57 degrees 27 minutes 47 seconds East, 20.56 feet; thence North 78 degrees 05 minutes 10 seconds East, 103.73 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a radius of 100.00 feet and a central angle of 13 degrees 35 minutes 01 second, an arc length of 23.71 feet; thence North 64 degrees 30 minutes 08 seconds East, tangent to the last described curve, a distance of 26.27 feet; thence Northeasterly and Northerly along a curve to the left, tangent to the last described course, having a radius of 162.20 feet and a central angle of 45 degrees 58 minutes 53 seconds, an a arc length of 130.17 feet; thence continuing Northerly along a compound curve to the left, tangent to the last described curve, having a radius of 570.74 feet and a central angle of 09 degrees 32 minutes 21 seconds, an arc length of 95.02 feet; thence North 08 degrees 58 minutes 55 seconds East, tangent to the last described curve, a distance of 80.90 feet; thence Northeasterly along a curve to the right, tangent to the last described course, having a radius of 282.82 feet and a central angle of 23 degrees 59 minutes 20 seconds, an arc length of 118.41 feet; thence continuing Northeasterly along a compound curve to the right, tangent to the last described curve, having a radius of 338.13 feet and a central angle of 12 degrees 13 minutes 08 seconds, an arc length of 72.10 feet; thence North 45 degrees 11 minutes 23 seconds East, tangent to the last described curve, a distance of 316.51 feet; thence Northeasterly, Northerly and Northwesterly along a curve to the left, tangent to the last described course, having a radius of 40.00 feet and a central angle of 88 degrees 43 minutes 20 seconds, an arc length of 61.94 feet; thence North 46 degrees 27 minutes 50 seconds East, 8.05 feet; thence North 44 degrees 59 minutes 44 seconds East, 11.60 feet; thence North 45 degrees 00 minutes 16 seconds West, perpendicular to the last described course, a distance of 380.47 feet; thence North 44 degrees 59 minutes 44 seconds East, perpendicular to the last described course, a distance of 95.09 feet; thence Northwesterly and Northerly along a curve to the right having a initial tangent bearing of North 45 degrees 00 minutes 16 seconds West, a radius of 958.00 feet and a central angle of 28 degrees 15 minutes 01 second, an arc length of 472.35 feet; thence North 16 degrees 45 minutes 15 seconds West, tangent to the last described curve, a distance of 6.14 feet; thence Northwesterly, Northerly and Northeasterly along a curve to the right tangent to the last describer course, having a radius of 1,218.00 feet and a central angle of 26 degrees 27 minutes 19 seconds, an arc length of 562.39 feet; thence North 09 degrees 42 minutes 04 seconds East, tangent to the last described curve, a distance of 42.64 feet; thence Northeasterly along a curve to the right tangent to the last described course, having a radius of 868.00 feet and a central angle of 35 degrees 17 minutes 57 seconds, an arc length of 534.76 feet; thence North 45 degrees 00 minutes 01 second East, tangent to the last described curve, a distance of  1,658.90 feet; thence South 44 degrees 50 minutes 59 seconds East, 590.77 feet; thence South 44 degrees 52 minutes 22 seconds West, 102.15 feet; thence South 02 degrees 55 minutes 03 seconds East, 223.68 feet; thence South 49 degrees 01 minute 29 seconds East, 242.72 feet; thence South 34 degrees 00 minutes 02 seconds East, 73.32 feet; thence South 18 degrees 23 minutes 09 seconds East, 24.32 feet; thence South 24 degrees 06 minutes 14 seconds West, 19.18 feet; thence South 54 degrees 10 minutes 05 seconds West, 141.50 feet; thence South 45 degrees 07 minutes 01 second East, 739.39 feet; thence South 12 degrees 02 minutes 10 seconds East, 1,065.33 feet; thence South 72 degrees 30 minutes 55 seconds East, 26.12 feet; thence South 47 degrees 44 minutes 51 seconds East, 36.78 feet; thence South 36 degrees 21 minutes 49 seconds East, 248.61 feet; thence South 62 degrees 46 minutes 39 seconds West, 1,843. 71 feet; thence North 45 degrees 00 minutes 16 seconds West, 908.48 feet; thence South 44 degrees 59 minutes 44 seconds West, perpendicular to the last described course, a distance of 10.86 feet to the Point of Beginning. Containing an area of 6,216,435 square feet or 142.710 acres more or less.

LESS AND EXCEPT FROM THE ABOVE DESCRIBED EASEMENT TRACT 83, ALL THAT PART OF THE TRACTS MORE PARTICULARLY DESCRIBED AS FOLLOWS UNIQUE TO UNIT 1:

TRACT 17 -- UNIT 1 NEUTRALIZATION BASIN UNIT 1 ONLY

A circular tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 1,621.60 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,559.07 feet to the Point of Beginning of said circular tract of land to be herein described; thence Southerly, Southwesterly, Westerly, Northwesterly, Northerly, Northeasterly, Easterly, Southeasterly and Southerly along a curve to the right having an initial tangent bearing of South 00 degrees 16 minutes 52 seconds West, perpendicular to the last described course, a radius of 21.31 feet, a central angel of 360 degrees and an arc length of 133.88 feet to the Point of Beginning. Containing 1,426 square feet more or less.

TRACT 19 -- UNIT 1 NEUTRALIZATION BASIN UNIT 1 ONLY

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 1,493.47 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,424.01 feet to the Point of Beginning of the tract of land to be herein described; thence South 44 degrees 59 minutes 11 seconds West, 126.30 feet; thence North 45 degrees 00 minutes 49 seconds West, perpendicular to the last described course, a distance of 58.19 feet; thence North 44 degrees 59 minutes 11 seconds East, perpendicular to the last described course, a distance of 126.30 feet; thence South 45 degrees 00 minutes 49 seconds East, perpendicular to the last described course, a distance of 58.19 feet to the Point of Beginning. Containing 7,349 square feet more or less.

TRACT 40 -- POWER SUBSTATION (Snow Creek Sub)

    A tract of land being a portion of the Southeast Quarter of Fractional Section 8, Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 613.80 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 5,605.02 feet to a point on the Southeasterly right-of-way line of the 60 feet wide Main Entrance Road to the Iatan Generating Station and the Point of Beginning of the tract of land to be herein described; thence South 44 degrees 59 minutes 35 seconds East, perpendicular to said Southeasterly right-of-way line, a distance of 40.30 feet; thence South 45 degrees 00 minutes 25 seconds West, perpendicular to the last described course, a distance of 60.36 feet; thence North 44 degrees 59 minutes 35 seconds West, perpendicular to the last described course, a distance of 40.30 feet to a point on the Southeasterly right-of-way line of said 60 feet wide Main Entrance Road to the Iatan Generating Station; thence North 45 degrees 00 minutes 25 seconds East along said Southeasterly right-of-way line, a distance of, 60.36 feet to the Point of Beginning. Containing 2,432 square feet, more or less.

TRACT 44 -- UNIT 1 PAC SILO

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 1,996.86 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,672.75 feet to the Point of Beginning of the tract of land to be herein described; thence South 00 degrees 21 minutes 54 seconds West, 10.29 feet; thence South 44 degrees 34 minutes 34 seconds West, 10.34 feet; thence North 89 degrees 59 minutes 51 seconds West, 10.35 feet; thence North 45 degrees 45 minutes 03 seconds West, 10.32 feet; thence North 00 degrees 29 minutes 11 seconds East, 10.45 feet; thence North 44 degrees 26 minutes 24 seconds East, 10.34 feet; thence South 89 degrees 56 minutes 29 seconds East, 10.45 feet; thence South 44 degrees 42 minutes 18 seconds East, 10.36 feet to the Point of Beginning. Containing 518 square feet more or less.

TRACT 50 -- UNIT-1 ONLY, PRECIPITATOR

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 2,142.18 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,444.89 feet to the Point of Beginning of the tract of land to be herein described; thence South 45 degrees 00 minutes 34 seconds West, 191.56 feet; thence North 44 degrees 58 minutes 49 seconds West, 211.54 feet; thence North 45 degrees 01 minutes 38 seconds East, 191.44 feet; thence South 44 degrees 58 minutes 29 seconds East, 75.92 feet; thence South 44 degrees 48 minutes 26 seconds West, 117.51 feet; thence South 45 degrees 13 minutes 34 seconds East, 59.11 feet; thence North 45 degrees 03 minutes 00 seconds East, 117.22 feet; thence South 45 degrees 06 minutes 04 seconds East, 75.97 feet to the Point of Beginning. Containing 33,527 feet more or less.

TRACT 72 -- UNIT 1 CHIMNEY LINER

A circular tract of land being a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, lying above a horizontal plane, passing through an elevation of 909.76 feet above the NGVD-29, Directrix and below a horizontal plane, passing through as elevation of 1,404.00 feet above the NGVE-29, Directrix, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Southeast corner of the Northeast Quarter of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence North 00 degrees 16 minutes 52 seconds East, along the East line of the Northeast Quarter of said Section 32, a distance of 94.38 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,567.88 feet to the Point of Beginning of said circular tract of land to be herein described; thence Southerly, Southwesterly, Westerly, Northwesterly, Northerly, Northeasterly, Easterly, Southeasterly and Southerly along a curve to the right having an initial tangent bearing of South 00 degrees 16 minutes 52 seconds West, perpendicular to the last described course, a radius of 14.25 feet, a central angel of 360 degrees and an arc length of 89.54 feet to the Point of Beginning. Containing an area of 637 square feet more or less.

TRACT 88 -- UNIT-I ONLY, IATAN GENERATING STATION

Portions of this Unit 1 Description are based on as built anchor bolt locations and engineering plans. The actual footprint of the structure may vary from the line work and description herewith provided. A ground survey will be required to provide the information necessary to prepare an accurate description of the Unit 1 footprint.

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 1,873.00 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,107.56 feet to the Point of Beginning of the tract of land to be herein described; thence South 45 degrees 03 minutes 29 seconds West, 237.30 feet; thence North 44 degrees 54 minutes 04 seconds West, 49.91 feet; thence South 45 degrees 04 minutes 32 seconds West, 151.41 feet; thence South 44 degrees 59 minutes 26 seconds East, 11.81 feet; thence South 45 degrees 00 minutes 34 seconds West, perpendicular to the last described course, a distance of 29.27 feet; thence North 44 degrees 59 minutes 26 seconds West, perpendicular to the last described course, a distance of 11.74 feet; thence South 45 degrees 00 minutes 34 seconds West, perpendicular to the last described course, a distance of 60.58 feet; thence South 45 degrees 00 minutes 00 seconds East, 157.39 feet; thence South 45 degrees 00 minutes 00 seconds West, perpendicular to the last described course, a distance of 27.75 feet; thence South 45 degrees 00 minutes 00 seconds East, perpendicular to the last described course, a distance of 30.59 feet; thence South 45 degrees 03 minutes 34 seconds West, 26.55 feet; thence South 45 degrees 00 minutes 00 seconds East, 22.44 feet; thence South 45 degrees 00 minutes 00 seconds West, perpendicular to the last described course, a distance of 135.75 feet; thence North 45 degrees 00 minutes 00 seconds West, perpendicular to the last described course, a distance of 9.33 feet; thence South 45 degrees 00 minutes 00 seconds West, perpendicular to the last described course, a distance of 56.60 feet; thence North 45 degrees 00 minutes 00 seconds West, perpendicular to the last described course, a distance of

10.54 feet; thence South 45 degrees 00 minutes 00 seconds West, perpendicular to the last described course, a distance of 88.18 feet; thence North 45 degrees 00 minutes 00 seconds West, perpendicular to the last described course, a distance of 28.17 feet; thence South 45 degrees 00 minutes 00 seconds West, perpendicular to the last described course, a distance of 15.79 feet; thence Southerly along a curve to the right, not tangent to the last described course, having an initial tangent bearing of South 05 degrees 09 minutes 29 seconds East, a radius of 34.08 feet and a central angle of 10 degrees 56 minutes 33 seconds, an arc length of 6.51 feet; thence South 43 degrees 02 minutes 11 seconds East, 10.21 feet; thence South 60 degrees 01 minute 16 seconds East, 12.81 feet; thence Southwesterly along a curve to the left, not tangent to the last described course, having an initial tangent bearing of South 52 degrees 15 minutes 57 seconds West, a radius of 39.00 feet and a central angle of 32 degrees 56 minutes 25 seconds, an arc length of 22.42 feet; thence North 60 degrees 01 minute 16 seconds West, 10.58 feet; thence North 76 degrees 57 minutes 49 seconds West, 10.20 feet; thence Southwesterly, Westerly, Northwesterly, Northerly, Northeasterly and Easterly along a curve to the right, not tangent to the last described course, having an initial tangent bearing of South 54 degrees 12 minutes 58 seconds West, a radius of 34.08 feet and a central angle of 216 degrees 24 minutes 31 seconds, an arc length of 128.72 feet; thence North 45 degrees 00 minutes 00 seconds East, 17.60 feet; thence North 45 degrees 00 minutes 00 seconds West, perpendicular to the last described course, a distance of 27.17 feet; thence North 45 degrees 00 minutes 00 seconds East, perpendicular to the last described course, a distance of 88.18 feet; thence North 45 degrees 00 minutes 00 seconds West, perpendicular to the last described course, a distance of 9.43 feet; thence North 44 degrees 29 minutes 10 seconds East, 56.64 feet; thence North 45 degrees 00 minutes 00 seconds West, 8.94 feet; thence North 45 degrees 00 minutes 00 seconds East, perpendicular to the last described course, a distance of 156.27 feet; thence North 45 degrees 00 minutes 00 seconds West, perpendicular to the last described course, a distance of 70.65 feet; thence South 45 degrees 00 minutes 34 seconds West, 118.14 feet; thence North 44 degrees 59 minutes 26 seconds West, perpendicular to the last described course, a distance of 38.70 feet; thence South 45 degrees 00 minutes 34 seconds West, perpendicular to the last described course, a distance of 74.98 feet; thence North 44 degrees 59 minutes 26 seconds West, perpendicular to the last described course, a distance of 49.76 feet; thence South 45 degrees 00 minutes 34 seconds West, perpendicular to the last described course, a distance of 29.49 feet; thence North 44 degrees 59 minutes 26 seconds West, perpendicular to the last described course, a distance of 34.49 feet; thence North 45 degrees 00 minutes 34 seconds East, perpendicular to the last described course, a distance of 29.45 feet; thence North 44 degrees 59 minutes 26 seconds West, perpendicular to the last described course, a distance of 49.77 feet; thence North 45 degrees 00 minutes 34 seconds East, perpendicular to the last described course, a distance of 75.26 feet; thence North 44 degrees 59 minutes 26 seconds West, perpendicular to the last described course, a distance of 38.82 feet; thence North 45 degrees 01 minutes 38 seconds East, 212.18 feet; thence North 44 degrees 58 minutes 22 seconds West, perpendicular to the last described course, a distance of 11.68 feet; thence North 45 degrees 01 minute 38 seconds East, perpendicular to the last described course, a distance of 28.97 feet; thence South 44 degrees 58 minutes 22 seconds East, perpendicular to the last described course, a distance of 11.67 feet; thence North 45 degrees 01 minute 38 seconds East, perpendicular to the last described course, a distance of 86.85 feet; thence North 44 degrees 58 minutes 22 seconds West, perpendicular to the last described course, a distance of 11.73 feet; thence North 45 degrees 01 minute 38 seconds East, perpendicular to the last described course, a distance of 38.18 feet; thence South 44 degrees 58 minutes 22 seconds East, perpendicular to the last described course, a distance of 11.61 feet; thence North 45 degrees 01 minute 38 seconds East, perpendicular to the last described course, a distance of 104.97 feet; thence North 44 degrees 58 minutes 22 seconds West, perpendicular to the last described course, a distance of 167.15 feet; thence North 45 degrees 03 minutes 58 seconds East, 146.49 feet; thence South 44 degrees 56 minutes 24 seconds East, 64.64 feet; thence North 45 degrees 03 minutes 36 seconds East, perpendicular to the last described course, a distance of 22.43 feet; thence South 44 degrees 56 minutes 24 seconds East, perpendicular to the last described course, a distance of 11.45 feet; thence South 00 degrees 30 minutes 08 seconds East, 14.26 feet; thence South 44 degrees 59 minutes 59 seconds East, 342.47 feet to the Point of Beginning.

Less and EXCEPT that part described as Unit-1 Precipitator which is more particularly described as follows:

A tract of land being a portion of the Southeast Quarter of Fractional Section 8 and a portion of the Northeast Quarter of Fractional Section 17, all in Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri, being more particularly described as follows:

Commencing at the Northeast corner of Section 32, Township 54 North, Range 36 West of the 5th Principal Meridian as described in the original United States Government surveys of the State of Missouri; thence South 00 degrees 16 minutes 52 seconds West along the East line of the Northeast Quarter of said Section 32, a distance of 2,142.18 feet; thence North 89 degrees 43 minutes 08 seconds West, perpendicular to the last described course, a distance of 6,444.89 feet to the Point of Beginning of the tract of land to be herein described; thence South 45 degrees 00 minutes 34 seconds West, 191.56 feet; thence North 44 degrees 58 minutes 49 seconds West, 211.54 feet; thence North 45 degrees 01 minutes 38 seconds East, 191.44 feet; thence South 44 degrees 58 minutes 29 seconds East, 75.92 feet; thence South 44 degrees 48 minutes 26 seconds West, 117 51 feet; thence South 45 degrees 13 minutes 34 seconds East, 59.11 feet; thence North 45 degrees 03 minutes 00 seconds East, 117.22 feet; thence South 45 degrees 06 minutes 04 seconds East, 75.97 feet to the Point of Beginning.

Containing a net area of 196,992 square feet or 4.522 acres, more or less.